    As filed with the Securities and Exchange Commission on March 2, 2001
                                                  Commission File Nos. 333-32840
                                                                        811-3199

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form N-4

       REGISTRATION STATEMENT UNDER
       THE SECURITIES ACT OF 1933                             [_]
       Pre-Effective Amendment No.                            [_]

       Post-Effective Amendment No. 2                         [X]
                And
       REGISTRATION STATEMENT UNDER
       THE INVESTMENT COMPANY ACT OF 1940                     [_]

       Amendment No. 61                                       [X]

                   KILICO Variable Annuity Separate Account
                          (Exact Name of Registrant)
                    Kemper Investors Life Insurance Company
                          (Name of Insurance Company)

     1 Kemper Drive, Long Grove, Illinois                             60049
     (Address of Insurance Company's Principal Executive Offices)   (Zip Code)
     Insurance Company's Telephone Number, including Area Code:   (847) 550-5500

                            Debra P. Rezabek, Esq.
                                1 Kemper Drive
                          Long Grove, Illinois 60049
                    (Name and Address of Agent for Service)
                                  Copies To:
           Frank J. Julian, Esq.                   Joan E. Boros, Esq.
   Kemper Investors Life Insurance Company          Jorden Burt Boros
             1 Kemper Drive                     Cicchetti Berenson & Johnson
         Long Grove, Illinois 60049           1025 Thomas Jefferson Street, N.W.
                                              Suite 400E  Washington, D.C. 20007

         Approximate Date of Proposed Public Offering:  Continuous
         It is proposed that this filing will become effective (check appropriate box)
             [_] immediately upon filing pursuant to paragraph (b) of Rule 485
             [_] on (date) pursuant to paragraph (b) of Rule 485
             [_] 60 days after filing pursuant to paragraph (a)(i) of Rule 485

             [X] on (May 1, 2001`) pursuant to paragraph (a)(i) of Rule 485
             [_] 75 days after filing pursuant to paragraph (a)(ii)
             [_] on (date) pursuant to paragraph (a)(ii) of Rule 485

         If appropriate, check the following box:
             [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment. Title of Securities being Registered:
Units of interest in Separate Account under variable annuity contracts

         No filing fee is due because an indefinite number of shares is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

                                PROSPECTUS FOR
                    KEMPER INVESTORS LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                INDIVIDUAL AND GROUP VARIABLE AND MARKET VALUE
                      ADJUSTED DEFERRED ANNUITY CONTRACTS
--------------------------------------------------------------------------------
                               ZURICH PREFERRED
                                   Issued By
                   KILICO VARIABLE ANNUITY SEPARATE ACCOUNT
                                       and
                    KEMPER INVESTORS LIFE INSURANCE COMPANY

This Prospectus describes Variable and Market Value Adjusted Deferred Annuity Contracts (the "Contract") offered by Kemper Investors Life Insurance Company ("we" or "KILICO"). The Contract is designed to provide annuity benefits for retirement which may or may not qualify for certain federal tax advantages or as nonqualified annuities. Depending on particular state requirements, the Contracts may be issued on a group or individual basis. Contracts issued on a group basis are represented by a certificate. Contracts issued on an individual basis are represented by an individual annuity contract. For purposes of this Prospectus, the term "Contract" refers both to certificates and to individual annuity contracts.


You may allocate purchase payments to one or more of the variable options or the fixed option subject to a market value adjustment. The Contract currently offers twenty-seven variable investment options, each of which is a Subaccount of KILICO Variable Annuity Separate Account. Currently, you may choose among the following Portfolios:

                            Kemper Variable Series
       *     Kemper Money Market                                 *     Kemper Growth
       *     Kemper Technology Growth                            *     Kemper Government Securities
       *     Kemper Total Return                                 *     Kemper Small Cap Growth
       *     Kemper High Yield                                   *     Kemper Investment Grade Bond

        Scudder Variable Life Investment Fund ("VLIF") (Class A Shares)

       *     Scudder VLIF Capital Growth                         *     Scudder VLIF Bond
       *     Scudder VLIF International

                            The Alger American Fund
       *     Alger American Growth                               *     Alger American MidCap Growth
       *     Alger American Small Capitalization

                              Janus Aspen Series
       *     Janus Aspen Growth                                  *     Janus Aspen Worldwide Growth
       *     Janus Aspen Aggressive Growth                       *        Janus Aspen Balanced

               Fidelity Variable Insurance Products Fund ("VIP")
            Fidelity Variable Insurance Products Fund II ("VIP II")

       *     Fidelity VIP Equity-Income (Initial Class Shares)   *          Fidelity VIP II Index 500 (Service Class 2 Shares)
       *     Fidelity VIP Growth (Initial Class Shares)          *          Fidelity VIP II Contrafund/R/ (Initial Class Shares)

               American Century Variable Portfolios, Inc. ("VP")
       *     American Century VP Income & Growth                 *          American Century VP Value

                          J.P. Morgan Series Trust II

                          * J.P. Morgan Small Company

                             Warburg Pincus Trust

                    * Warburg Pincus Trust-Emerging Markets

              The Dreyfus Socially Responsible Growth Fund, Inc.

The Contracts are not insured by the FDIC. They are obligations of the issuing insurance company and not a deposit of, or guaranteed by, any bank or savings institution and are subject to risks, including possible loss of principal.

This Prospectus contains important information about the Contracts that you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission. The current SAI has the same date as this Prospectus and is incorporated by reference in this Prospectus. You may obtain a free copy by writing us or calling (888) 477-9700. A table of contents for the SAI appears on page 57. You may also find this prospectus and other information about the separate account required to be filed with the Securities and Exchange Commission ("SEC") at the SEC's web site at http://www.sec.gov.


The date of this prospectus is May 1, 2001

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
                                                                                                                Page
                                                                                                                ----
DEFINITIONS................................................................................................       1
SUMMARY....................................................................................................       3
SUMMARY OF EXPENSES........................................................................................       5
KILICO, THE MVA OPTION, THE SEPARATE ACCOUNT AND THE FUNDS.................................................       8
THE CONTRACTS..............................................................................................      13
THE ACCUMULATION PERIOD....................................................................................      13
CONTRACT CHARGES AND EXPENSES..............................................................................      19
THE ANNUITY PERIOD.........................................................................................      21
FEDERAL INCOME TAXES.......................................................................................      24
DISTRIBUTION OF CONTRACTS..................................................................................      29
VOTING RIGHTS..............................................................................................      29
REPORTS TO CONTRACT OWNERS AND INQUIRIES...................................................................      29
DOLLAR COST AVERAGING......................................................................................      30
SYSTEMATIC WITHDRAWAL PLAN.................................................................................      30
ASSET ALLLOCATION SERVICE..................................................................................      30
EXPERTS....................................................................................................      30
LEGAL MATTERS..............................................................................................      31
SPECIAL CONSIDERATIONS.....................................................................................      31
AVAILABLE INFORMATION......................................................................................      31
BUSINESS...................................................................................................      32
PROPERTIES.................................................................................................      37
LEGAL PROCEEDINGS..........................................................................................      37
SELECTED FINANCIAL DATA....................................................................................      38
 MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
 RESULTS OF OPERATIONS.....................................................................................      39
KILICO'S DIRECTORS AND EXECUTIVE OFFICERS..................................................................      54
EXECUTIVE COMPENSATION.....................................................................................      56
TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION.....................................................      57
FINANCIAL STATEMENTS.......................................................................................      57
APPENDIX A ILLUSTRATION OF A MARKET VALUE ADJUSTMENT.......................................................      89
APPENDIX B KEMPER INVESTORS LIFE INSURANCE COMPANY DEFERRED FIXED AND
 VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT........................................      91

DEFINITIONS

         The following terms as used in this Prospectus have the indicated meanings:

         Accumulated Guarantee Period Value--The sum of your Guarantee Period Values.

         Accumulation Period--The period between the Date of Issue of a Contract and the Annuity Date when you make premium payments to us.

         Accumulation Unit--A unit of measurement used to determine the value of each Subaccount during the Accumulation Period.

         Allocation Option--The twenty-seven (27) Subaccounts and the MVA Option available under the Contract for allocation of Purchase Payments, or transfers of Contract Value during the Accumulation Period.

         Annuitant--The person designated to receive or who is actually receiving annuity payments. Life annuity payments involving life contingencies depend upon the annuitant.

         Annuity Date--The date on which annuity payments from us to the annuitant start.

         Annuity Option--One of several forms in which annuity payments can be made.

         Annuity Period--The period starting on the Annuity Date when we make annuity payments to the annuitant.

         Annuity Unit--A unit of measurement used to determine the amount of Variable Annuity payments.

         Beneficiary--The person you designate to receive any benefits under a Contract upon your death or upon the Annuitant's death prior to the Annuity Period.

         Company ("we", "us", "our", "KILICO")--Kemper Investors Life Insurance Company. Our home office is located at 1 Kemper Drive, Long Grove, Illinois 60049.

         Contract--A Variable and Market Value Adjusted Deferred Annuity Contract offered on an individual or group basis. Contracts issued on a group basis are represented by a certificate. Contracts issued on an individual basis are represented by an individual annuity contract.

         Contract Value--The sum of the values of your Accumulated Guarantee Period Value and Separate Account Value during the Accumulation Period.

         Contract Year--Period between anniversaries of the Date of Issue of a Contract.

         Date of Issue--The date on which the first Contract Year commences.

         Debt--The principal of any outstanding loan plus any accrued interest. Requests for loans must be made in writing to us.

         Fixed Annuity--An annuity where we guarantee the amount of each annuity payment.

         Fund or Funds--Kemper Variable Series, Scudder Variable Life Investment Fund, The Alger American Fund, Janus Aspen Series, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, American Century Variable Portfolios, Inc., J.P. Morgan Series Trust II, Warburg Pincus Trust and The Dreyfus Socially Responsible Growth Fund, Inc., including any Portfolios thereunder.

         General Account--All our assets other than those allocated to any legally segregated separate account.

         Guaranteed Interest Rate--The rate of interest we set for a given Guarantee Period.

         Guarantee Period--The period of time for which a Guaranteed Interest Rate of an MVA Option is guaranteed. You may elect MVA Options having Guarantee Periods of from one to ten years.

         Guarantee Period Value--The sum of:

         . your Purchase Payments allocated to an MVA Option or amounts you transfer to an MVA Option, plus

         .   interest credited, minus

         .   your withdrawals and transfers, plus or minus

         .   any applicable Market Value Adjustment previously made.

         Market Adjusted Value--A Guarantee Period Value adjusted by the market value adjustment formula.

         Market Value Adjustment--An adjustment of values under a Guarantee Period in accordance with the market value adjustment formula. The adjustment reflects the change in the value of the Guarantee Period Value due to changes in interest rates since the date the Guarantee Period commenced. The adjustment is computed using the market value adjustment formula stated in the Contract.

         MVA Option--A fixed account accumulation option to which payments may be allocated or contract value transferred.

         Non-Qualified Contract--A Contract issued in connection with a retirement plan which does not receive favorable tax treatment under
         Section 401, 403, 408, 408A or 457 of the Internal Revenue Code.

         Owner ("you, your, yours")--The person designated in the Contract as having the privileges of ownership defined in the Contract.

         Portfolio(s)--The underlying portfolios in which the Subaccounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

         Purchase Payments--Amounts paid to us by you or on your behalf.

         Qualified Contract--A Contract issued in connection with a retirement plan which receives favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Internal Revenue Code.

         Separate Account--The KILICO Variable Annuity Separate Account.

         Separate Account Value--The sum of your Subaccount Values.

         Subaccounts--The twenty-seven subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Portfolios.

         Subaccount Value--The value of your allocations to a Subaccount.

         Valuation Date--Each day when a Subaccount is valued. Subaccounts are normally valued every day the New York Stock Exchange is open for trading.

         Valuation Period--The interval of time between two consecutive Valuation Dates.

         Variable Annuity--An annuity with payments varying in amount in accordance with the investment experience of the Subaccount(s) you specify.

                                     SUMMARY

Because this is a summary; it does not contain all of the information that may be important. Read the entire Prospectus, Statement of Additional Information and the Contract before deciding to invest.

The Contracts provide for investment on a tax-deferred basis and annuity benefits. Both Non-Qualified and Qualified Contracts are described in this Prospectus.

The minimum initial Purchase Payment is $10,000 and, subject to certain exceptions, the minimum subsequent payment is $100.

Variable accumulations and benefits are provided by crediting Purchase Payments to one or more Subaccounts that you select. Each Subaccount invests in a corresponding Portfolio. (See "The Funds," page 9.)

Contract Value allocated to the Separate Account varies with the investment experience of the selected Subaccount(s).

The MVA Options provide fixed-rate accumulations, each for a specified Guarantee Period. MVA Options are only available during the Accumulation Period. You may allocate amounts to one or more MVA Options. We may offer additional MVA Options with different Guarantee Periods at our discretion. For new Contracts, we may limit to 3 the number of MVA Options available. We credit a Guaranteed Interest Rate daily to amounts allocated to an MVA Option. Each Guaranteed Interest Rate is set at our discretion, but once set is guaranteed not to change for the duration of the Guarantee Period. At the end of a Guarantee Period, your money will be transferred to the money market subaccount unless you timely elect another MVA Option.

Transfers between Subaccounts are permitted before and after annuitization, subject to limitations. A transfer from a Guarantee Period is subject to a Market Value Adjustment.

The minimum withdrawal amount is $500 for the Subaccounts and $5,000 for the MVA Options. A minimum $5,000 plus the value of outstanding Contract loans must remain after a withdrawal. If less than $5,000 remains after partial withdrawal, we will terminate the Contract. If a partial withdrawal is made in connection with a 1035 exchange, direct transfer, or direct rollover, a $5,000 Contract Value must also remain in the Contract after the transfer. If this withdrawal request would reduce the Contract Value to less than $5,000, and you have not terminated your Contract, your partial withdrawal request will be limited so that the Contract Value remaining will be $5,000. No transfer, rollover, or 1035 exchange is permitted if there is an outstanding loan on your Contract.

Withdrawals will have tax consequences, including income tax and in some circumstances an additional 10% penalty tax. Withdrawals are permitted from Contracts issued with Section 403(b) Qualified Plans only under limited circumstances. (See "Federal Income Taxes," page 24.)

A Market Value Adjustment also applies to any withdrawal (except during the "free look" period), transfer, purchase of an annuity option. The Market Value Adjustment does not apply to the death benefit. The Market Value Adjustment is applied to the amount being withdrawn. (See "The Contracts," page 13.)

Contract charges include:

    .   mortality and expense risk charges,

    .   administrative expenses,

    .   records maintenance charge,

    .   applicable premium taxes,

    .   optional income benefits,
    .   optional death benefits, and
    .   Asset Allocation service

(See "Charges Against the Separate Account," page 19.) In addition, the Funds pay their investment advisers varying fees for investment advice and also incur other operational expenses. (See the Funds' prospectuses for such information.)

Dollar Cost Averaging and Automatic Asset Rebalancing are available to you. (See "Dollar Cost Averaging," page 30 and "The Accumulation Period--Automatic Asset Rebalancing," page 18.)

You may elect, where available, to enter into a separate investment advisory agreement with our affiliate, PMG Asset Management, Inc. ("PMG"). PMG provides asset allocation services under PMG's Managed Investment Advisory Account ("MIAA"). MIAA allocates Contract Value among certain Subaccounts. (See "Asset Allocation Service.") The MIAA and applicable fees are described more fully in a separate disclosure statement. MIAA is not available in all states or through all distributors.

The Contract may be purchased as an Individual Retirement Annuity, Simplified Employee Pension--IRA, Traditional and Roth Individual Retirement Annuity, tax sheltered annuity, and as a nonqualified annuity. (See "Taxation of Annuities in General," page 24 and "Qualified Plans," page 26.)

You may examine a Contract and return it for a refund during the "free look" period. The length of the free look period will depend on the state in which the Contract is issued. However, it will be at least ten days from the date you receive the Contract. (See "The Contracts," page 13.) In addition, a special free look period applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities.

                               SUMMARY OF EXPENSES

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments) ........................................     None
Contingent Deferred Sales Load (as a percentage of amount surrendered) ........................................     None
Surrender Fees (in addition to Withdrawal Charge) .............................................................     None
Surrenders and other withdrawals from the MVA Option are subject to a Market Value Adjustment .................
   The Market Value Adjustment may increase or reduce the Guarantee Period Value ..............................
Transfer Fees (voluntary transfers in excess of 12 per year) ..................................................   $   25
Maximum Records Maintenance Charge ............................................................................   $   30
Under certain circumstances the annual Records Maintenance Charge may be reduced or waived. The annual Records Maintenance Charge will be $15 for Contracts with a Contract Value between $25,000 and $50,000 and will be waived for Contracts with a Contract Value exceeding $50,000 on the date of assessment

MIAA Expenses
MIAA Initial Set Up Fee (optional) ............................................................................   $   30
MIAA Expense (optional) .......................................................................................     0.50%*

    *Charged quarterly in arrears at the rate of .125% per quarter of Contract Value subject to the MIAA
    Expense, using an average daily weighted balance (See "Asset Allocation Service.")"

Separate Account Annual Expenses (as a percentage of average daily account value)
Mortality and Expense Risk ....................................................................................     1.00%
Administration
   Current ....................................................................................................     0.25%
   Maximum ....................................................................................................     0.45%**
Account Fees and Expenses .....................................................................................     0.00%
Total Current Separate Account Annual Expenses ................................................................     1.25%
Total Maximum Separate Account Annual Expenses ................................................................     1.45%**

* * We reserve the right to increase the administration charge up to a maximum of 0.45%. We currently do not charge the maximum

Optional Benefit Annual Expenses
(as a percentage of average daily account value)

Guaranteed Minimum Death Benefit Charge .......................................................................     0.15%
Earnings Based Death Benefit Charge (issue ages 0-80)..........................................................     0.20%
Earnings Based Death Benefit Charge (issue ages 81 and higher) ................................................     0.85%
Guaranteed Retirement Income Benefit Charge ...................................................................     0.40% ***
Total Maximum Optional Benefit Annual Expenses ................................................................     1.40%

*** The Guaranteed Retirement Income Benefit Charge is 0.30% if you elect a ten-year waiting period. This charge is 0.40% if you elect a seven-year waiting period.

Fund Annual Expenses (After Fee Waivers and Expense Reductions) (as percentage of each Portfolio's average net assets for the period ended December 31,
1999)
                         [To be Updated by Amendment]

                                                                                             Kemper   Scudder
                   Kemper    Kemper     Kemper                         Kemper      Kemper  Investment   VLIF    Scudder     Scudder
                    Money  Technology   Total    Kemper     Kemper   Government  Small Cap   Grade    Capital     VLIF       VLIF
                   Market  Growth(1)(2) Return  High Yield  Growth   Securities    Growth    Bond(3)  Growth  International  Bond
Management Fees..    .50%     .51%        .55%      .60%     . 60%       .55%      .65%       .60%      .46%       .85%      .48%
Other Expenses...    .04      .44%        .06       .07       .06        .08        .06       .05       .03        .18       .09
Rule 12b-1 Fees..   ----     -----      -----    ------     -----      -----       ----       ---      ----       ----      ----
Total               .54%      .95%        .61%      .67%      .66%       .63%      .71%       .65%      .49%      1.03%      .57%

                                                    Alger        Alger                 Janus       Janus                  Fidelity
                                         Alger    American      American   Janus       Aspen       Aspen       Janus         VIP
                                       American     Small        MidCap    Aspen     Aggressive  Worldwide     Aspen       Equity-
                                        Growth  Capitalization   Growth   Growth(4)   Growth(4)   Growth(4)  Balanced(4)  Income(5)
                                        ------  --------------  --------  ---------  ----------  ----------  -----------  ---------
Management Fees......................    .75%       .85%           .80%      .65%        .65%        .65%         .65%       .48%
Other Expenses.......................    .04        .05            .05       .02         .02         .05          .02        .09
Rule 12b-1 Fees......................
                                       -----      -----          -----     -----       -----       -----        -----      -----

Total Portfolio Annual Expenses......     .79%      .90%           .85%      .67%        .67%        .70%         .67%       .57%


                                                                       American                              Warburg
                                                 Fidelity   Fidelity   Century                               Pincus      Dreyfus
                                      Fidelity    VIP II     VIP II      VP        American   J.P. Morgan    Trust-      Socially
                                         VIP      Index      Contra-   Income &   Century VP     Small      Emerging    Responsible
                                      Growth(5)   500(6)     fund(5)    Growth      Value      Company(7)   Markets(8)     Growth
                                      --------    ------     -------    ------      -----      ----------   ----------     ------
Management Fees.....................     .58%       .24%       .58%       .70%       1.00%        .60%        0.00%        .75%
Other Expenses......................     .08        .11        .09        .00         .00         .55         1.40         .04
Rule 12b-1 Fees.....................                .25
                                       -----       ----       ----       ----       -----       -----        -----        ----
Total Portfolio Annual Expenses.....     .66%       .60%       .67%       .70%       1.00%       1.15%        1.40%        .79%


[To be updated by amendment]

(1) Portfolios commenced operations on May 1, 1999. "Other Expenses" have been annualized.

(2) Pursuant to their respective agreements with Kemper Variable Series, the investment manager and the accounting agent have agreed, for the one year period commencing on May 1, 2000, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the Kemper Technology Growth Portfolio of Kemper Variable Series to the amount set forth in the table above. Without taking into effect this expense cap for the Kemper Technology Growth Portfolio of Kemper Variable Series: Management Fees would be .75%; Other Expenses are .44%; and Total Portfolio Annual Expenses are 1.19%.

(3) Pursuant to their respective agreements with Kemper Variable Series, the investment manager and the accounting agent have agreed, for the one year period commencing on May 1, 2000, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the Kemper Investment Grade Bond Portfolio to .80%. The amount set forth in the table above reflects actual expenses for the past fiscal year, which were lower than this expense limit.

(4) Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Janus Aspen Growth, Janus Aspen Aggressive Growth, Janus Aspen Worldwide Growth and Janus Aspen Balanced Portfolios. All expenses are shown without the effect of any expense offset arrangements.

(5) A portion of the brokerage commissions that certain Portfolios pay was used to reduce expenses. In addition, certain Portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of Portfolio expenses. With these reductions, Management Fees, Other Expenses and Total Portfolio Annual Expenses would have been .48%, .08% and .56%, respectively, for the Fidelity VIP Equity-Income Portfolio, .58%, .07% and .65%, respectively, for the Fidelity VIP Growth Portfolio; and .58%, .07% and .65%, respectively, for the Fidelity VIP II Contrafund Portfolio.

(6) Fidelity VIP II Index 500 (Service Class 2 Shares) Portfolio's total annual expenses reflect Fidelity Management & Research Company's ("FMR") voluntary agreement to reimburse the class to the extent total operating expenses (excluding interest, taxes, securities lending costs, brokerage commissions and extraordinary expenses), as a percentage of average net assets, exceed a certain rate. FMR's voluntary agreement may be discontinued by FMR at any time. With this reimbursement, Management Fees, Other Expenses, Rule 12b-1 Fees and Total Portfolio Annual Expenses would have been .24%, .04%, .25% and .53%, respectively. Service Class 2 expenses are based on estimated expenses for the first year.

(7) Reflects an agreement by Morgan Guaranty Trust Company of New York to reimburse the Portfolio to the extent expenses exceed 1.15%. Absent fee waiver and expense reimbursement, total operating expenses would have been 2.57%.

(8) The expense figures shown are net of certain fee waivers or reductions from the Portfolio's investment adviser and/or its affiliates based on actual expenses for fiscal year ended December 31, 1999. Without such waivers, Management Fees, Other Expenses and Total Portfolio Annual Expenses for the Warburg Pincus Trust-Emerging Markets Portfolio would have been 1.25%, 1.88% and 3.13%, respectively. Fee waivers and expense reimbursements may be discontinued at any time.

[TO BE UPDATED BY AMENDMENT]
--------------------------------


                                   "EXAMPLE

If you surrender your Contract, you would pay the following expenses on a $1,000 investment, assuming:

 .  5% annual return on assets,
 . the current .45% administration charge, . you participate in the optional MIAA program, . you elect the optional Guaranteed Minimum Death Benefit rider, . you elect the optional Earnings Based Death Benefit rider, assuming age of
   Owner is 81 or higher,
 . you elect the optional Guaranteed Retirement Income Benefit rider, and . the current level of fund expenses for all years shown.

   Subaccount                               1 year   3 years   5 years  10 years
   ----------                               ------   -------   -------  --------

Kemper Money Market
Kemper Technology Growth
Kemper Total Return
Kemper High Yield
Kemper Growth
Kemper Government Securities
Kemper Small Cap Growth
Kemper Investment Grade Bond
Scudder VLIF Capital Growth
Scudder VLIF International
Scudder VLIF Bond
Alger American Growth
Alger American Small Capitalization
Alger American MidCap Growth
Janus Aspen Growth
Janus Aspen Aggressive Growth
Janus Aspen Worldwide Growth
Janus Aspen Balanced
Fidelity VIP Equity-Income
Fidelity VIP Growth
Fidelity VIP II Index 500
Fidelity VIP II Contrafund
American Century VP Income & Growth
American Century VP Value
J.P. Morgan Small Company
Warburg Pincus Trust-Emerging Markets
Dreyfus Socially Responsible Growth




                                    EXAMPLE

If you don't surrender your Contract, you would pay the following expenses on a $1,000 investment, assuming:

 .  5% annual return on assets,
 . the current .45% administration charge, . you participate in the optional MIAA program, . you elect the optional Guaranteed Minimum Death Benefit rider, . you elect the optional Earnings Based Death Benefit rider, . you elect the optional Guaranteed Retirement Income Benefit rider, and . the current level of fund expenses for all years shown.

   Subaccount                               1 year   3 years   5 years  10 years
   ----------                               ------   -------   -------  --------

Kemper Money Market
Kemper Technology Growth
Kemper Total Return
Kemper Growth
Kemper Government Securities
Kemper Small Cap Growth
Kemper Investment Grade Bond
Scudder VLIF Capital Growth
Scudder VLIF International
Scudder VLIF Bond
Alger American Growth
Alger American Small Capitalization
Alger American MidCap Growth
Janus Aspen Growth
Janus Aspen Aggressive Growth
Janus Aspen Worldwide Growth
Janus Aspen Balanced
Fidelity VIP Equity-Income
Fidelity VIP Growth
Fidelity VIP II Index 500
Fidelity VIP II Contrafund
American Century VP Income & Growth
American Century VP Value
J.P. Morgan Small Company
Warburg Pincus Trust-Emerging Markets
Dreyfus Socially Responsible Growth

The purpose of the preceding tables is to assist you in understanding the various costs and expenses that an Owner in a Subaccount will bear directly or indirectly. The tables reflect expenses of the Separate Account and the Funds, as well as expenses you will incur under the optional MIAA program, the optional Guaranteed Minimum Death Benefit rider, the optional Earnings Based Death Benefit rider and the optional Guaranteed Retirement Income Benefit rider. These tables do not reflect the expenses of the MVA Option. This table is limited to disclosure with regard to the variable portion of the Contract. See "Contract Charges and Expenses" and "The MVA Option" for more information regarding the various costs and expenses. The Examples should not be considered to be representations of past or future expenses and do not include the deduction of state premium taxes, which may be assessed before or upon annuitization. Actual expenses may be greater or less than those shown. The Examples assume a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Subaccount. The Records Maintenance Charge is a single charge; it is not a separate charge for each Subaccount. In addition, the effect of the Records Maintenance Charge has been reflected by applying the percentage derived by dividing the total amounts of annual Records Maintenance Charge collected by the total net assets of all the Subaccounts in the Separate Account. These tables also assume that all the Contract Value in a particular Subaccount is in the MIAA program."


                        CONDENSED FINANCIAL INFORMATION
                          [TO BE UPDATED BY AMENDMENT]

The following condensed financial information is derived from the financial statements of the Separate Account. The data should be read in conjunction with the financial statements, related notes and other financial information included in the Statement of Additional Information. No information is shown for the Guaranteed Minimum Death Benefit, the Earnings Based Death Benefit and the Guaranteed Retirement Income Benefit because as of December 31, 2000, these benefits were not available. In the future we may show information for these benefits.

Selected data for accumulation units outstanding as of the year ended December 31st for each period:

          KILICO, THE MVA OPTION, THE SEPARATE ACCOUNT AND THE FUNDS

Kemper Investors Life Insurance Company

We were organized under the laws of the State of Illinois in 1947 as a stock life insurance company. Our offices are located at 1 Kemper Drive, Long Grove, Illinois 60049. We offer annuity and life insurance products and are admitted to do business in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Kemper Corporation, a nonoperating holding company. Kemper Corporation is a majority-owned (71.67 percent) subsidiary of Zurich Holding Company of America ("ZHCA"), which is a wholly-owned subsidiary of Zurich Insurance Company ("Zurich"). Zurich is a wholly-owned subsidiary of Zurich Financial Services ("ZFS"). ZFS was formed in the September, 1998 merger of the Zurich Group with the financial services business of B.A.T. Industries. ZFS is owned by Zurich Allied A.G. and Allied Zurich p.l.c., fifty-seven percent and forty-three percent, respectively.

The MVA Option

You may allocate amounts in the Market Value Adjustment ("MVA") Option to one or more Guarantee Periods with durations of one to ten years during the Accumulation Period. For new Contracts, we may limit to 3 the number of MVA Options available. The MVA Option is not available in all states. At our discretion, we may offer additional Guarantee Periods.

The amounts allocated to the MVA Option under the Contracts are invested under the state insurance laws regulating our General Account. Assets supporting the amounts allocated to Guarantee Periods are held in a "non-unitized" separate account. However, our General Account assets are available to fund benefits under the Contracts. A non-unitized separate account is a separate account in which you do not participate in the performance of the assets through unit values. There are no discrete units for this separate account. The assets of the non-unitized separate account are held as reserves for our guaranteed obligations. The assets of the separate account are not chargeable with liabilities arising out of the business conducted by any other separate account or out of any other business we may conduct.

State insurance laws concerning the nature and quality of investments regulate our General Account investments and any non-unitized separate account investments. These laws generally permit investment in federal, state and municipal obligations, preferred and common stocks, corporate bonds, real estate mortgages, real estate and certain other investments. (See "Management's Discussion and Analysis--INVESTMENTS" and "FINANCIAL STATEMENTS" for information on KILICO's investments.) Our affiliate, Zurick Scudder Investments, Inc. ("ZSI"), manages our General Account.

We consider many factors in establishing Guaranteed Interest Rates, including the return available on the instruments in which General Account assets are invested when establishing Guaranteed Interest Rates. We may also consider, among other factors, the duration of a Guarantee Period, regulatory and tax requirements, sales commissions and administrative expenses we bear, and general economic trends. (See "The Accumulation Period-- Establishment of Guaranteed Interest Rates.")

Our investment strategy is generally to match Guarantee Period liabilities with assets, such as debt instruments. We expect to invest in debt instruments such as:

     . securities issued by the United States Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the United States Government;

     . debt securities which have an investment grade, at the time of purchase, within the four (4) highest grades assigned by Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa), Standard & Poor's Corporation ("Standard & Poor's") (AAA, AA, A or BBB), or any other nationally recognized rating service;

     . other debt instruments including issues of or guaranteed by banks or bank holding companies and corporations, which obligations, although not rated by Moody's or Standard & Poor's, are deemed by our management to have an investment quality comparable to securities which may be otherwise purchased; and

     .   options and futures transactions on fixed income securities.

Our General Account at December 31, 1999 included approximately 83.8 percent in U.S. Treasuries, investment grade corporate, foreign and municipal bonds, and commercial paper, 3.1 percent in below investment grade (high risk) bonds, 3.9 percent in mortgage loans and other real estate-related investments and 9.1 percent in all other investments. (See "Management's Discussion and Analysis--INVESTMENTS.")

We are not obligated to invest the amounts allocated to the MVA Option according to any particular strategy, except as state insurance laws may require. (See "Management's Discussion and Analysis--INVESTMENTS.")

The Separate Account

We established the KILICO Variable Annuity Separate Account on May 29, 1981 pursuant to Illinois law as the KILICO Money Market Separate Account. The SEC does not supervise the management, investment practices or policies of the Separate Account or KILICO.

Benefits provided under the Contracts are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct.

Twenty-seven Subaccounts of the Separate Account are currently available. Each Subaccount invests exclusively in shares of one of the corresponding Portfolios. We may add or delete Subaccounts in the future.

The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and to transfer assets from one Subaccount to another as you request. All dividends and capital gains distributions received by the Separate Account from a Portfolio are reinvested in that Portfolio at net asset value and retained as assets of the corresponding Subaccount.

The Separate Account's financial statements appear in the Statement of Additional Information.

The Funds

The Separate Account invests in shares of the following Funds:

    .   Kemper Variable Series

    .   Scudder Variable Life Investment Fund

    .   The Alger American Fund

    .   Janus Aspen Series

    .   Fidelity Variable Insurance Products Fund

    .   Fidelity Variable Insurance Products Fund II

    .   American Century Variable Portfolios, Inc.

    .   J.P. Morgan Series Trust II

    .   Warburg Pincus Trust

    .   The Dreyfus Socially Responsible Growth Fund, Inc.

The Funds provide investment vehicles for variable life insurance and variable annuity contracts. Shares of the Funds are sold only to insurance company separate accounts and qualified retirement plans. Shares of the Funds may be sold to separate accounts of other insurance companies, whether or not affiliated with us. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of companies unaffiliated with us, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Funds. Currently, we do not foresee disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans. The Funds monitor events for material conflicts between owners and determine what action, if any, should be taken. In addition, if we believe that the Funds' responses to any of those events insufficiently protects Owners, we will take appropriate action.

The Funds consist of separate Portfolios. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

The twenty-seven Portfolios are summarized below:

Kemper Variable Series

Kemper Money Market Portfolio seeks maximum current income to the extent consistent with stability of principal from a portfolio of high quality money market instruments. The Portfolio seeks to maintain a net asset value of $1.00 per share but there is no assurance that the Portfolio will be able to do so.

Kemper Technology Growth Portfolio seeks growth of capital.

Kemper Total Return Portfolio seeks a high total return, a combination of income and capital appreciation, consistent with reasonable risk.

Kemper High Yield Portfolio seeks to provide a high level of current income.

Kemper Growth Portfolio seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation.

Kemper Government Securities Portfolio seeks high current return consistent with preservation of capital.

Kemper Small Cap Growth Portfolio seeks maximum appreciation of investors' capital.

Kemper Investment Grade Bond Portfolio  seeks high current income.

Scudder Variable Life Investment Fund (Class A Shares)

Scudder VLIF Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program.

Scudder VLIF International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.

Scudder VLIF Bond Portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities.

The Alger American Fund

Alger American Growth Portfolio seeks long-term capital appreciation.

Alger American Small Capitalization Portfolio seeks long-term capital appreciation

Alger American MidCap Growth Portfolio seeks long-term capital appreciation.

Janus Aspen Series

Janus Aspen Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital

Janus Aspen Aggressive Growth Portfolio seeks long-term growth of capital.

Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

Janus Aspen Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Fidelity Variable Insurance Products Fund

Fidelity VIP Equity-Income Portfolio (Initial Class Shares) seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

Fidelity VIP Growth Portfolio (Initial Class Shares) seeks capital appreciation.

Fidelity Variable Insurance Products Fund II

Fidelity VIP II Index 500 Portfolio (Service Class 2 Shares) seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

Fidelity VIP II Contrafund Portfolio (Initial Class Shares) seeks long-term capital appreciation.

American Century Variable Portfolios, Inc.

American Century VP Income & Growth Portfolio seeks capital growth by investing in common stocks. Income is a secondary objective.

American Century VP Value Portfolio seeks long-term capital growth. Income is a secondary objective.

J.P. Morgan Series Trust II

J.P. Morgan Small Company Portfolio seeks to provide a high total return from a portfolio of small company stocks.

Warburg Pincus Trust

Warburg Pincus Trust-Emerging Markets Portfolio seeks long-term growth of capital by investing in equity securities of emerging markets.

The Dreyfus Socially Responsible Growth Fund, Inc.

The Fund's primary goal is to provide capital growth with current income as a secondary goal by investing in common stocks of companies which not only meet traditional investment standards, but also conduct their business in a manner that contributes to the enhancement of the quality of life in America.

The Portfolios may not achieve their stated objectives. More detailed information, including a description of risks involved in investing in the Portfolios, is found in the Funds' prospectuses accompanying this Prospectus, and Statements of Additional Information available from us upon request.

Scudder Kemper Investments, Inc., our affiliate, serves as investment manager for each of the available Portfolios of Kemper Variable Series and Scudder Variable Life Investment Fund. Fred Alger Management, Inc. serves as the investment adviser for the available Portfolios of The Alger American Fund. Janus Capital Corporation is the investment adviser for the four available Portfolios of the Janus Aspen Series. Fidelity Management & Research Company is the investment adviser for the available Portfolios of the Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II. Bankers Trust Company, a wholly-owned subsidiary of Bankers Trust New York Corporation, serves as the sub-adviser to the Fidelity VIP II Index 500 Portfolio. American Century Investment Management, Inc. is the investment adviser for the two available Portfolios of the American Century Variable Portfolios, Inc. J.P. Morgan Investment Management, Inc. is the investment adviser for the J.P. Morgan Small Company Portfolio. Credit Suisse Asset Management, LLC is the investment adviser for the Warburg Pincus Trust-Emerging Markets Portfolio. The Dreyfus Corporation serves as the investment adviser, and NCM Capital Management Group, Inc. is the sub-adviser, for The Dreyfus Socially Responsible Growth Fund, Inc. The investment advisers are paid fees for their services by the Funds they manage. We may receive compensation from the investment advisers of the Funds for services related to the Funds. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangement.

Change of Investments

We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. We reserve the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio or of another investment company, if the shares of a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio becomes inappropriate. We will not substitute any shares attributable to any shares held by a Subaccount without prior notice and the SEC's prior approval, if required. The Separate Account may purchase other securities for other series or classes of policies, or may permit a conversion between series or classes of policies on the basis of requests made by Owners.

We may establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company. New subaccounts may be established when marketing needs or investment conditions warrant. New subaccounts may be made available to existing Owners as we determine. We may also eliminate or combine one or more subaccounts, transfer assets, or substitute one subaccount for another subaccount if marketing, tax, or investment conditions warrant. We will notify all Owners of these changes.

If we deem it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be:

    . operated as a management company under the Investment Company Act of 1940 ("1940 Act");

    . deregistered under that Act in the event such registration is no longer required; or

    .   combined with our other separate accounts.

To the extent permitted by law, we may transfer the assets of the Separate Account to another separate account or to the General Account.

Performance Information

The Separate Account may advertise several types of performance information for the Subaccounts. All Subaccounts may advertise standardized "average annual total return" and nonstandardized "total return." The Kemper High Yield Subaccount, Kemper Government Securities Subaccount and Kemper Investment Grade Bond Subaccount may also advertise "yield". The Kemper Money Market Subaccount may advertise "yield" and "effective yield." Each of these figures is based upon historical earnings and is not necessarily representative of Subaccount's future performance.

Standardized average annual total return and nonstandardized total return calculations measure a Subaccount's net income plus the effect of any realized or unrealized appreciation or depreciation of the Subaccount's underlying investments. Standardized average annual total return and nonstandardized total return will be quoted for periods of at least one year, three years, five years and ten years, if applicable. In addition, we will show standardized average annual total return and nonstandardized total return for the life of the Portfolio, meaning the time the underlying Portfolio has been in existence. Standardized average annual total return will be current to the most recent calendar quarter. Nonstandardized total return will be current to most recent calendar month. Standardized average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of a Subaccount investment over the applicable period. Nonstandardized total return may include annualized and nonannualized (cumulative) figures. Nonannualized figures represent the actual percentage change over the applicable period.

Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (seven-day period for the Kemper Money Market Subaccount) expressed as a percentage of the value of the Subaccount's Accumulation Units. Yield is an annualized figure, which means that it is assumed that the Subaccount generates the same level of net income over a one year period, compounded on a semi-annual basis. The effective yield for the Kemper Money Market Subaccount is calculated similarly, but includes the effect of assumed compounding calculated under rules prescribed by the SEC. The Kemper Money Market Subaccount's effective yield will be slightly higher than its yield due to this compounding effect.

The Subaccounts' performance figures and Accumulation Unit values fluctuate. The standardized performance figures reflect the deduction of all expenses and fees, including a prorated portion of the Records Maintenance Charge and, where applicable, the current charge for the MIAA program, the Guaranteed Minimum Death Benefit rider, the Earnings Based Death Benefit rider and the Guaranteed Retirement Income Benefit rider. The nonstandardized performance figures reflect the deduction of all expenses and fees, excluding a prorated portion of the Records Maintenance Charge. The nonstandardized performance figures may also include the current charge for the MIAA program, the Guaranteed Minimum Death Benefit rider, the Earnings Based Death Benefit rider and the Guaranteed Retirement Income Benefit rider.

The Subaccounts may be compared to relevant indices and performance data from independent sources, including the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Consumer Price Index, the CDA Certificate of Deposit Index, the Salomon Brothers High Grade Corporate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Merrill Lynch Government/Corporate Master Index, the Lehman Brothers Long Government/Corporate Bond Index, the Lehman Brothers Government/Corporate 1-3 Year Bond Index, the Standard & Poor's Midcap 400 Index, the NASDAQ Composite Index, the Russell 2000 Index and the Morgan Stanley Capital International Europe, Australia, Far East Index. Please note the differences and similarities between the investments which a Subaccount may purchase and the investments measured by the indexes. In particular, the comparative information with regard to the indexes will not reflect the deduction of any Contract charges or portfolio expenses. In addition, certificates of deposit may offer fixed or variable yields and principal is guaranteed and may be insured. The Subaccounts are not insured and the value of their units will fluctuate.

From time to time, the Separate Account may quote information from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor, National Underwriter, Selling Life Insurance, Broker World, Registered Representative, Investment Advisor and VARDS.

Additional information concerning a Subaccount's performance is provided in the Statement of Additional Information.

                                  THE CONTRACTS

A. GENERAL INFORMATION.

The minimum initial Purchase Payment is $10,000 and the minimum subsequent payment is $100. Purchase Payments in excess of $1,000,000 require our prior approval.

We may, at any time, amend the Contract in accordance with changes in the law, including applicable tax laws, regulations or rulings, and for other purposes.

You may examine a Contract and return it for a refund during the "free look" period. The length of the free look period depends upon the state in which the Contract is issued. However, it will be at least 10 days from the date you receive the Contract. The amount of the refund depends on the state in which the Contract is issued. Generally, it will be an amount at least equal to the Separate Account Contract Value plus the amounts of purchase payments in the Guarantee Periods on the date we receive the returned Contract, without any deduction for Records Maintenance Charges. Some states require the return of the Purchase Payment. In addition, a special free look period applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities.

You designate the Beneficiary. If you or the Annuitant dies, and no designated Beneficiary or contingent beneficiary is alive at that time, we will pay you or the Annuitant's estate.

Under a Qualified Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. Generally, an interest in a Qualified Contract may not be assigned.

During the Accumulation Period, you may change a Beneficiary at any time by signing our form. No Beneficiary change is binding on us until we receive it. We assume no responsibility for the validity of a Beneficiary change.

Amounts payable during the Annuity Period may not be assigned. In addition, to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the payee's debts or obligations.

                             THE ACCUMULATION PERIOD

A. Application of Purchase Payments.

You allocate your Purchase Payments to the Subaccount(s) or MVA Option(s). The amount of each Purchase Payment allocated to a Subaccount is based on the value of an Accumulation Unit, as computed after we receive the Purchase Payment. Generally, we determine the value of an Accumulation Unit by 3:00 p.m. Central time on each day that the New York Stock Exchange is open for trading. Purchase Payments allocated to an MVA Option begin earning interest one day after we receive them. However, with respect to initial Purchase Payments, the amount is credited no later than 2 business days after the application for the Contract is complete. After the initial purchase, we determine the number of Accumulation Units credited by dividing the Purchase Payment allocated to a Subaccount by the Subaccount's Accumulation Unit value, as computed after we receive the Purchase Payment.

The number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount, other than the Records Maintenance Charge. The number of Accumulation Units and Guarantee Period Value is reduced when the Records Maintenance Charge is assessed.

If we are not provided with information sufficient to establish a Contract or to properly credit the initial Purchase Payment, we will promptly request the necessary information. If the requested information is not furnished within 5 business days after we receive the initial Purchase Payment, or if we determine that we cannot issue the Contract within the five 5 day period, we will return the initial Purchase Payment to you, unless you consent to our retaining the Purchase Payment until the application is completed.

B.  Accumulation Unit Value.

Each Subaccount has Accumulation Unit values. When Purchase Payments or other amounts are allocated to a Subaccount, the number of units credited is based on the Subaccount's applicable Accumulation Unit value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are canceled in a similar manner.

The Accumulation Unit value for each subsequent Valuation Period is the investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period. Each Valuation Period has a single Accumulation Unit value which applies to each day in the Valuation Period.

Each Subaccount has its own investment experience factor. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:

          (a / b) - c, where:

          (a)  is the net result of:

the net asset value per share of the investment held in the Subaccount determined at the end of the current Valuation Period; plus the per share amount of any dividend or capital gain distributions made by the investments held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus a charge or credit for any taxes reserved for the current Valuation Period which we determine have resulted from the investment operations of the Subaccount;

          (b) is the net asset value per share of the investment held in the Subaccount determined at the end of the preceding Valuation Period;

          (c) is the factor representing asset based charges (the mortality and expense risk and administration charges plus any applicable charges for MIAA and optional death and income benefits) .

C. Guarantee Periods of the MVA Option.

You may allocate Purchase Payments or transfer Contract Value to one or more Guarantee Periods then offered with durations of one to ten years. Each MVA Option has a Guaranteed Interest Rate which will not change during the Guarantee Period. Interest is credited daily at the effective annual rate. The minimum Purchase Payment is $5,000 per MVA Option per allocation.

The following example illustrates how we credit Guarantee Period interest.

                EXAMPLE OF GUARANTEED INTEREST RATE ACCUMULATION

          Purchase Payment:                $ 40,000
          Guarantee Period:                  5 Years
          Guaranteed Interest Rate:          4.0% Effective Annual Rate

                                        Interest Credited        Cumulative
      Year                                 During Year        Interest Credited
      ----                                 -----------        -----------------
     1..................................        $1,600.00             $1,600.00
     2..................................         1,664.00              3,264.00
     3..................................         1,730.56              4,994.56
     4..................................         1,799.78              6,794.34
     5..................................         1,871.77              8,666.11

Accumulated Value at the end of 5 years is:

                        $40,000 + $8,666.11 = $48,666.11

Note: This example assumes that no withdrawals are made during the five-year period. If you make withdrawals or transfers during this period, Market Value Adjustments apply.

The hypothetical interest rate is not intended to predict future Guaranteed Interest Rates. Actual Guaranteed Interest Rates for any Guarantee Period may be more or less than those shown.

We send written notice 30 days before the beginning of a new Guarantee Period. If you do not elect a new Guarantee Period, the MVA assets will be transferred automatically to the Kemper Money Market Subaccount on the Guarantee Period maturity date. You may choose a different Guarantee Period by preauthorized telephone instructions or by giving us written notice. (See "Market Value Adjustment" below.)

The amount reinvested at the beginning of a new Guarantee Period is the Guarantee Period Value for the Guarantee Period just ended. The Guaranteed Interest Rate in effect when the new Guarantee Period begins applies for the duration of the new Guarantee Period.

You may call us at 1-888-477-9700 or write to Kemper Investors Life Insurance Company, Customer Service, 1 Kemper Drive, Long Grove, Illinois 60049 for the new Guaranteed Interest Rates.

D.  Establishment of Guaranteed Interest Rates.

We declare the Guaranteed Interest Rates for each of the ten durations of Guarantee Periods from time to time as market conditions dictate. Once established, rates are guaranteed for the respective Guarantee Periods. We advise you of the Guaranteed Interest Rate for a chosen Guarantee Period when we receive a Purchase Payment, when a transfer is made or when a Guarantee Period renews. Withdrawals of Accumulated Guarantee Period Value are subject to a Market Value Adjustment. (See "Market Value Adjustment" below.)

We have no specific formula for establishing the Guaranteed Interest Rates. The determination may be influenced by, but not necessarily correspond to, the current interest rate environment. (See "The MVA Option".) We may also consider, among other factors, the duration of a Guarantee Period, regulatory and tax requirements, sales commissions and administrative expenses we bear, and general economic trends.

We make the final determination of the Guaranteed Interest Rates to be declared.

We cannot predict or guarantee the level of future Guaranteed Interest Rates.

E.  Contract Value.

On any Valuation Date, Contract Value equals the total of:

    .   the number of Accumulation Units credited to each Subaccount, times

    .   the value of a corresponding Accumulation Unit for each Subaccount, plus

    .   Accumulated Guarantee Period Value.

F. Transfer During Accumulation Period.

During the Accumulation Period, you may transfer your Contract Value among the Subaccounts and the Guarantee Periods, subject to the following provisions:

    . the Contract Value transferred into or out of the Guarantee Periods must be at least $5,000, unless the entire Guarantee Period Value is transferred;

    . we reserve the right to charge $25 for each transfer (that is not part of the Automatic Asset Rebalancing, see p. 22) when there are more than 12 transfers in a Contract Year.

In addition, transfers of Guarantee Period Value before the Guarantee Period end date are subject to Market Value Adjustment. Because a transfer before the end of a Guarantee Period is subject to a Market Value Adjustment, the amount transferred from the Guarantee Period may be more or less than the requested dollar amount.

If you authorize an unaffiliated third party outside the MIAA program (See "Asset Allocation Service") to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the authorized advisory program. However, we take no responsibility for any unaffiliated third party advisory program. We may suspend or cancel acceptance of an unaffiliated third party's instructions at any time and may restrict the investment options available for transfer under third party authorizations.

We make transfers pursuant to written or telephone instructions specifying in detail the requested changes. Transfers involving a Subaccount are based upon the Accumulation Unit values, as calculated after we receive transfer instructions. We may suspend, modify or terminate the transfer provision. We disclaim all liability if we follow good faith instructions given in accordance with our procedures, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, you bear the risk of loss in the event of a fraudulent telephone transfer.

G. Partial Withdrawals During Accumulation Period.

You may redeem some or all of the Contract Value minus previous withdrawals, plus or minus any applicable Market Value Adjustment. Withdrawals will have tax consequences. (See "Federal Tax Matters.") A withdrawal of the entire Contract Value is called a surrender. Your ability to surrender may be limited by the terms of a qualified plan. (See "Federal Tax Matters".)

Partial withdrawals are subject to the following:

In any Contract Year, you may make a partial withdrawal, subject to the following:

    .   the partial withdrawal from the Subaccounts must be at least $500,

    . the minimum withdrawal from the MVA Options must be at least $5,000 (before any Market Value Adjustment),

    . at least $5,000 of Contract Value less Debt must remain in the Contract after the withdrawal,

    . if there is an outstanding loan the greater of $5,000 or 20% of Contract Value must be retained in the contract

     . transfers, rollovers, and exchanges are not permitted if there is an outstanding loan.

If Contract Value is allocated to more than one investment option, you must specify the source of the partial withdrawal. If you do not specify the source, we cancel Accumulation Units on a pro rata basis from all investment options in which you have an interest.

Election to withdraw shall be made in writing to Kemper Investors Life Insurance Company, Customer Service, 1 Kemper Drive, Long Grove, Illinois 60049 and should be accompanied by the Contract if surrender is requested. Withdrawal requests are processed only on days when the New York Stock Exchange is open. The Withdrawal Value attributable to the Subaccounts is determined on the basis on the Accumulation Unit values, as calculated after we receive the request. The Withdrawal Value attributable to the Subaccounts is paid within 7 days after we receive the request. However, we may suspend withdrawals or delay payment:

     .   during any period when the New York Stock Exchange is closed,

     . when trading in a Portfolio is restricted or the SEC determines that an emergency exists, or

     .   as the SEC by order may permit.

For withdrawal requests from the MVA Option, we may defer any payment for up to six months, as permitted by state law. During the deferral period, we will continue to credit interest at the current Guaranteed Interest Rate for the same Guarantee Period.

H.  Market Value Adjustment.

Any withdrawal, transfer or annuitization of Guarantee Period Values, unless effected on the Guarantee Period end date or during the "free look" period, may be adjusted up or down by a Market Value Adjustment.

The Market Value Adjustment reflects the relationship between

     . the currently established interest rate ("Current Interest Rate") for a Guarantee Period equal to the remaining length of the Guarantee Period, rounded to the next higher number of complete years, and

     . the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if the Guaranteed Interest Rate is the same or lower than the applicable Current Interest Rate, the Market Value Adjustment reduces Market Adjusted Value and results in a lower payment. Thus, if interest rates increase, the withdrawal could be less than the original Purchase Payment or the original amount allocated to a Guarantee Period. Conversely, if the Guaranteed Interest Rate is higher than the applicable Current Interest Rate, the Market Value Adjustment increases Market Adjusted Value and results in a higher payment.

The Market Value Adjustment (MVA) uses this formula:

                        MVA = GPV x .075 x (J - I) x N

Where:


         GPV is the Guarantee Period Value being withdrawn,

         The .075 is the deferred payment adjustment factor,

         I is the Guaranteed Interest Rate being credited to the Guarantee Period Value (GPV) subject to the Market Value Adjustment,

         J is the Current Interest Rate we declare, as of the effective date of the application of the Market Value Adjustment, for current allocations to a Guarantee Period the length of which is equal to the Guarantee Period for the Guarantee Period Amount subject to the Market Value Adjustment, and

         N is the number of months remaining in the Guarantee Period.

         For an illustration showing an upward and a downward adjustment, see Appendix A.

I.  Death Benefit.

If you (or the Annuitant) die during the Accumulation Period, prior to attaining age 75, the beneficiary will be paid the greatest of:

     .   the Contract Value less Debt, or

     . the total amount of Purchase Payments, minus both Debt and the aggregate dollar amount of all previous partial withdrawals, or

     . the amount that would have been payable in the event of a full surrender.

If you (or the Annuitant) die at age 75 or later, the death benefit is the Contract Value minus Debt or, if larger, the amount that would have been paid in the event of a full surrender.

You or the Beneficiary, as appropriate, may elect to have all or a part of the death proceeds paid to the Beneficiary under one of the Annuity Options described under "Annuity Options" below.

For Non-Qualified Contracts, if you are not the Annuitant and you die before the Annuitant, the death benefit will be paid to your designated Beneficiary. The available Annuity Options are limited by the Code, as described under "Annuity Options". The death benefit is determined as stated above, except your age at death is used in determining the amount payable. If the Beneficiary is your surviving spouse, the surviving spouse may elect to be treated as the successor Owner of the Contract and is not required to begin death benefit distribution. The issue age of the deceased Owner applies in computing the death benefit, payable at the death of a spouse who has elected to be treated as the successor Owner.


J. Guaranteed Minimum Death Benefit Rider.

The Guaranteed Minimum Death Benefit Rider ("GMDB") is an optional Contract rider. Currently, the GMDB rider is offered only to Contracts issued on or after May 1, 2001. We reserve the right to offer the GMDB rider to Contracts issued before that date. We may discontinue the offering of the GMDB rider at any time. The current charge for the GMDB rider is 0.15% of the Contract Value. The GMDB rider may not be available in all states.

Currently, you may elect the GMDB rider only on the initial Contract application. You cannot elect the GMDB rider after the date we issue the Contract. Although you may elect the GMDB rider prior to October 1, 2001 it will not be effective until that date. If you elect the GMDB rider, we will not impose the 0.15% charge prior to October 1, 2001 nor will you receive any benefit under the GMDB rider prior to that date. If you elect the GMDB rider between May 1, 2001 and October 1, 2001, you may terminate coverage anytime prior to October 1, 2001. On or after October 1, 2001, GMDB coverage may not be terminated. On October 1, 2001, if you elected the GMDB rider, we will impose the 0.15% charge and we will calculate the subsequent GMDB benefit from that date.

If you elect the GMDB rider, a death benefit will be paid to the designated Beneficiary upon the death of the Owner, or a Joint Owner, during the Accumulation Period. If the Owner is not a natural person, we will pay the death benefit upon the death of the Annuitant(s). We will pay the death benefit to the Beneficiary when we receive due proof of death. We will then have no further obligation under this Contract.

We compute the death benefit at the end of the Valuation Period following our receipt of due proof of death and the return of this Contract. The proof may be a certified death Certificate, the written statement of a physician or any other written proof satisfactory to us. The amount of the death benefit will be equal to the greater of items (1), (2) or (3) listed below, less debt:

         (1) the Contract Value or, if greater, the amount that would have been payable in the event of a full surrender on the date of death;

         (2) the total amount of Purchase Payments less withdrawals accumulated at 5.00% per year to the earlier of your 85th birthday or date of death, increased by Purchase Payments made from your 85th birthday to the date of death and decreased by any adjustments for withdrawals from your 85th birthday to the date of death; or

         (3) the greatest anniversary value immediately preceding the earlier of your 86th birthday or date of death, increased by Purchase Payments made since the date of the greatest anniversary value and decreased by any adjustments for withdrawals since that date. The anniversary value equals the Contract Value on each Contract anniversary during the Accumulation Period.

An adjustment for a withdrawal is the sum of any amount available as a dollar for dollar reduction, and a proportionate reduction. The maximum dollar for dollar reduction is 5% of the Dollar for Dollar Base, less any prior dollar for dollar withdrawals in the contract year. The Dollar for Dollar Base is total premiums less withdrawals assessed a withdrawal charge and less any withdrawal charges. A proportionate reduction is applicable when the withdrawal and any withdrawal charges exceed the maximum dollar for dollar reduction. The proportionate reduction is the amount in (2) and/or (3), reduced by any dollar for dollar reduction, multiplied by (a) divided by (b), where:

(a) is the withdrawal plus any withdrawal charges reduced by any dollar for dollar reduction, and

(b) is the Contract Value, adjusted by any Market Value Adjustment that may exist on the Contract to which this rider is attached, reduced by any dollar for dollar reduction.

The death benefit may be paid in a lump sum. This sum may be deferred for up to five years from the date of death. Instead of a lump sum payment, the Beneficiary may elect to have the death benefit distributed as stated in Annuity Option 1 for a period not to exceed the Beneficiary's life expectancy; or Annuity Option 2 or 3 based upon the life expectancy of the Beneficiary as prescribed by federal regulations. The Beneficiary must make this choice within 60 days of the time we receive due proof of death, and distribution must commence within one year of the date of death.

If the Beneficiary is not a natural person, the Beneficiary must elect that the entire death benefit be distributed within five years of your death. Distribution of the death benefit must start within one year after your death. It may start later if prescribed by federal regulations.

If this Contract was issued as a Non-Qualified Plan Contract, an IRA or Roth IRA and your spouse is the only primary Beneficiary when you die, your surviving spouse may elect among three Surviving Spouse Options.

K.  Earnings Based Death Benefit Rider.

The Earnings Based Death Benefit ("EBDB") is an optional Contract rider. Currently, the EBDB rider is offered only to Contracts issued on or after May 1, 2001. We reserve the right to offer the EBDB rider to Contracts issued before that date, and we may discontinue the offering of the EBDB rider at any time. If you elect the EBDB rider, you must also elect the Guaranteed Minimum Death Benefit Rider (See "Guaranteed Minimum Death Benefit Rider" above). The current charge for the EBDB rider is 0.20% of the Contract Value when issued at ages 0 - 80, and 0.85% when issued at age 81 or higher. The EBDB rider may not be available in all states.

Currently, you may elect the EBDB rider only on the initial Contract application. You cannot elect the EBDB rider after the date we issue the Contract. Although you may elect the EBDB rider prior to October 1, 2001 it will not be effective until that date. If you elect the EBDB rider, we will not impose the 0.20% charge prior to October 1, 2001 nor will you receive any benefits under the EBDB rider prior to that date. If you elect the EBDB rider between May 1, 2001 and October 1, 2001, you may terminate coverage anytime prior to October 1, 2001. On or after October 1, 2001, EBDB coverage may not be terminated. On October 1,

2001, if you elected the EBDB rider, we will impose the 0.20% or 0.85% charge, as applicable, and we will calculate the subsequent EBDB benefit from that date.

The EBDB rider may be elected if the Owner is 90 years old or younger at the time the Contract is issued based on the age of the oldest Owner.

If elected, the death benefit would be as follows:

     . the Guaranteed Minimum Death Benefit (See "Guaranteed Minimum Death Benefit Rider" above); plus

     . 40% (if death occurs in the first nine Contract Years); 50% (if death occurs in Contract Years 10 through 15 ); or 70% (if death occurs in Contract Year 16 or thereafter), of the lesser of:

          a.   remaining principal, or

          b.   Contract Value minus remaining principal .

Remaining principal is the total of premiums paid, which we receive at least 1 year prior to the date of death, less the total principal withdrawn. For each withdrawal, the amount of principal withdrawn, if any, is the difference between the withdrawal (including withdrawal charges) and earnings. Earnings is the difference between Contract Value and remaining principal.

We calculate the EBDB prior to the application of the Guaranteed Minimum Death Benefit.

L.  Guaranteed Retirement Income Benefit Rider.

The Guaranteed Retirement Income Benefit ("GRIB") is an optional Contract rider. The GRIB rider provides a guaranteed amount of annuity payments for the lifetime of the Annuitant or for a period certain upon annuitization as described below. Currently, the GRIB rider is offered only to Contracts issued on or after May 1, 2001. We reserve the right to offer the GRIB rider to Contracts issued before that date, and we may discontinue the offering of the GRIB rider at any time. If you elect the GRIB rider, you must also elect the Guaranteed Minimum Death Benefit Rider (See "Guaranteed Minimum Death Benefit Rider" above). The current charge for the GRIB rider is 0.40% and 0.30% of the Contract Value, respectively, for the seven and ten year waiting periods. The GRIB rider may not be available in all states.

You must elect the GRIB rider on the initial Contract application. You cannot elect the GRIB rider after the date we issue the Contract. Although you may elect the GRIB rider prior to October 1, 2001 it will not be effective until that date. If you elect the GRIB rider, we will not impose applicable charges for the GRIB rider prior to October 1, 2001 nor will you receive any benefit under the GRIB rider prior to that date. If you elect the GRIB rider between May 1, 2001 and October 1, 2001, you may terminate coverage anytime prior to October 1, 2001. On or after October 1, 2001, you may cancel the GRIB rider anytime after the Contract anniversary following the end of the applicable waiting period (seven or ten years). On October 1, 2001, if you elected the GRIB rider, we will impose applicable charges (depending on your election of either the seven year waiting period or ten year waiting period) and we will calculate the subsequent GRIB benefit from that date.

You are permitted to repurchase the GRIB rider within 30 days after the second Contract anniversary or any Contract anniversary thereafter, for any GRIB rider then offerd by us. The new GRIB benefit and waiting period will begin on the day you elect to repurchase the GRIB rider.

The GRIB rider may be exercised only within thirty days after the Contract anniversary after the end of the waiting period you have elected (seven or ten years) or after any subsequent Contract anniversary date. The waiting period may not extend beyond the Annuity Date.

Annuity payments are based on the greater of:

         (1) the income provided by applying the GRIB base to the guaranteed annuity factors, or

         (2) the income provided by applying the Contract Value to the current annuity factors.

The GRIB base is the greater of (1), (2) or (3) listed below, less debt:

         (1) the Contract Value or, if greater, the amount that would have been payable in the event of a full surrender on the date of death;

         (2) the total amount of Purchase Payments less withdrawals accumulated at 5.00% per year to the earlier of the original Annuitant's 85th birthday or the GRIB exercise date, increased by Purchase Payments made from the 85th birthday to the GRIB exercise date and decreased by any adjustments for withdrawals from the 85th birthday to the GRIB exercise date; or

         (3) the greatest anniversary value immediately preceding the earlier of the original Annuitant's 86th birthday or the GRIB exercise date, increased by Purchase Payments made since the date of the greatest anniversary value and decreased by any adjustments for withdrawals since that date. The anniversary value equals the Contract Value on each Contract anniversary during the Accumulation Period.

For joint annuitants, the age of the older of the original two Annuitants will be used for purposes of 2 and 3 above.

An adjustment for a withdrawal is the sum of any amount available as a dollar for dollar reduction, and a proportionate reduction. The maximum dollar for dollar reduction is 5% of the Dollar for Dollar Base, less any prior dollar for dollar withdrawals in the Contract year. The Dollar for Dollar Base is total premiums less withdrawals assessed a withdrawal charge and less any withdrawal charges. A proportionate reduction is applicable when the withdrawal and any withdrawal charges exceed the maximum dollar for dollar reduction. The proportionate reduction is the amount in (2) and/or (3) above, reduced by any dollar for dollar reduction, multiplied by (a) divided by (b), where:

(a) is the withdrawal plus any withdrawal charges reduced by any dollar for dollar reduction, and

(b) is the Contract Value, adjusted by any Market Value Adjustment, reduced by any dollar for dollar reduction.

The guaranteed annuity factors are based on the "1983 Table a" individual Annuity mortality table developed by the Society of Actuaries, projected using Projection Scale G, with interest at 2.5%. However, for GRIB elections, interest at 3.00% is assumed for all years. Contracts issued in the state of Montana or in connection with certain employer sponsored employee benefit plans are required to use unisex annuity factors. In such cases, the guaranteed annuity factors will be based on unisex rates.

Since GRIB is based on conservative actuarial factors, the income guaranteed may often be less than the income provided under the regular provisions of the Contract. If the regular annuitization provisions would provide a greater benefit than GRIB, the greater amount will be paid.

GRIB is paid for the life of a single Annuitant or the lifetimes of two Annuitants. If paid for the life of a single Annuitant, GRIB is paid in the amount determined above. If paid for the lifetimes of two Annuitants, GRIB is paid in the amount determined above, using the joint ages of the Annuitants.

If you elect a GRIB payable for the life of a single Annuitant, we will guarantee payment for a period certain of 5, 10, 15, or 20 years. If you elect a GRIB payable for the lifetimes of two Annuitants, the period certain is 25 years. The full GRIB is payable as long as at least one of the two Annuitants is alive, but for no less than 25 years.

When the Annuitant dies, (or in the case of joint annuitants, when both, have died) we will automatically continue any unpaid installments for the remainder of the elected period certain. However, if the Beneficiary so elects, We will pay a commuted value of the remaining payments. In determining the commuted value, the present value of the remaining payments in the period certain will be calculated based on the applicable interest rate plus an interest rate adjustment factor. The interest rate adjustment factor is equal to the following:

             Number of years remaining                         Interest rate
----------------------------------------------------------------------------
             in the period certain                             adjustment
----------------------------------------------------------------------------

             15 or more years..........................................1.00%
             10-14 years ..............................................1.50%
             less than 10 years........................................2.00%

The amount of each payment for purposes of determining the present value of any variable installments will be determined by applying the Annuity Unit Value next determined following Our receipt of due proof of death.

GRIB payments are also available on a quarterly, semi-annual or annual basis. We may make other annuity options available.

If you exercise the GRIB option, you may elect, partial lump sum payments during the Annuity Period.

Lump sum payments are available only during the period certain applicable under the payout option you elected; for example, lump sum payments can be elected only during the 5, 10, 15, 20 or 25 year certain period that applies to the payout.

Lump sum payments are available once in each Contract year and may not be elected until one year after you elect to exercise GRIB.

You may elect to receive a partial lump sum payment of the present value of the remaining payments in the period certain subject to the restrictions described below. If a partial lump sum payment is elected, the remaining payments in the period certain will be reduced based on the ratio of the amount of the partial withdrawal to the amount of the present value of the remaining installments in the period certain prior to the withdrawal. If the Annuitant is still living after the period certain is over, the Payee will begin receiving the original annuitization payment amount again.

Each time that a partial lump sum payment is made, we will determine the percentage that the payment represents of the present value of the remaining installments in the period certain. For Non-Qualified Plan Contracts, the sum of these percentages over the life of the Contract cannot exceed 75%. For Qualified Plan Contracts, partial lump sum payments of up to 100% of the present value of the remaining installments in the period certain may be made.

In determining the amount of the lump sum payment that is available, the present value of the remaining installments in the period certain will be calculated based on an interest rate equal to the GRIB annuity factor interest rate of 3% plus an interest rate adjustment. The interest rate adjustment is equal to the following:

                 Number of years remaining                    Interest rate
----------------------------------------------------------------------------
                 in the period certain                        adjustment
----------------------------------------------------------------------------

                 15 or more years.............................1.00%
                 10 - 14 years................................1.50%
                 less than 10 years...........................2.00%

The amount of each payment for purposes of determining the present value of any variable installments will be determined by applying the Annuity Unit Value next determined following Our receipt of your request for commutation.

M. Loans.

The Owner of a Contract issued as a tax sheltered annuity under Section 403(b) of the Code or with a qualified plan under Code Section 401 may request a loan (if permitted by the ERISA Qualified Plan) any time during the accumulation period. Loans are made from the general account. In general, under the Code loans may not exceed 50% of the Contract Value. If the Contract Value is at least $20,000 or the Contract is part of an ERISA qualified plan, the maximum loan amount is the lesser of:

     .   50% of the Contract Value, or

     . $50,000 reduced by the principal of any outstanding loan, plus loan interest due or accrued ("loan balance") over the prior 12 months.

If the Contract Value is less than $20,000 and is not part of an ERISA qualified plan, the maximum loan amount is the lesser of:

     .   $10,000, or

     .   80% of the Contract Value, less Debt.

The minimum loan is $1,000.

For non-ERISA loans, the loan interest rate is 5.5% per year. For loans issued under ERISA plans, the loan interest rate will vary based on current rates. Interest that is not paid when due is added to the loan and will bear interest at the same rate as the loan. While the loan is outstanding, the portion of the General Account Contract Value that equals the debt will earn interest at a rate 2.5% less than the loan rate.

Loans must be repaid in substantially equal quarterly payments within 5 years. Loans used to purchase your principal residence must be repaid within 15 years.

If a loan payment is not made when due, interest will continue to accrue. On 403(b) Contracts, to the extent permitted by law, the amount of the missed payment will be deducted from your Contract and paid to us. Any loan payment which is not made when due, plus interest, will be treated as a distribution of the entire remaining loan balance and will be taxable to the borrower, and may be subject to early withdrawal tax penalty.


If there is an outstanding loan balance when the Contract is surrendered or annuitized, or when a death benefit is paid, the amount payable will be reduced by the amount of the loan outstanding plus accrued interest. Any loans made under a Contract will be subject to Internal Revenue Code requirements, our administrative procedures as reflected under our loan agreements, and, if applicable, ERISA.

 N. Automatic Asset Rebalancing.

You may elect Automatic Asset Rebalancing on a monthly, quarterly, semi-annual or annual basis. Funds held under the DCA or MVA options are not eligible for this option. There is no charge for this service.

                         CONTRACT CHARGES AND EXPENSES


We deduct the following charges and expenses:

     .   mortality and expense risk charge,

     .   administrative expenses,

     .   Records Maintenance Charge,

     .   applicable premium taxes ,

     .   optional income benefits,

     .   optional death benefits, and

     .   Asset Allocation services



Subject to certain expense limitations, you indirectly bear investment management fees and other Fund expenses.

A. CHARGES AGAINST THE SEPARATE ACCOUNT.

1.  Mortality and Expense Risk Charge.

We assess each Subaccount a daily asset charge for mortality and expense risks at a rate of 1.00% per annum. Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses we incur.

The mortality risk we assume arises from two contractual obligations. First, if you or the Annuitant die before you attain age 75, we may, in some cases, pay more than Contract Value. (See "Death Benefit", page 18) Second, when Annuity Options involving life contingencies are selected, we assume the risk that Annuitants will live beyond actuarial life expectancies.

We also assume an expense risk. Actual expenses of administering the Contracts may exceed the amounts we recover from the Records Maintenance Charge or the administrative cost portion of the daily asset charge.

2.  Administrative Costs.

We assess each Subaccount a daily asset charge for administrative costs at a rate of .25% per annum. We reserve the right to increase this charge to a maximum of .45 per annum. If we increase this charge we will give you 3 months advance notice. These charges reimburse us for expenses incurred for administering the Contracts. These expenses include your inquiries, changes in allocations, reports to you, Contract maintenance costs, and data processing costs. The administrative charge covers the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of the particular Contract.


3.   Guaranteed Minimum Death Benefit Rider Charge.

The annual charge for the Guaranteed Minimum Death Benefit rider is 0.15% of the Contract Value. For Purchase Payments allocated to the Fixed Account or any Guarantee Periods, the applicable credited rates will be reduced to reflect the relevant charge.

4.   Earnings Based Death Benefit Rider Charge.

The annual charge for the Earnings Based Death Benefit rider is 0.20% of the Contract Value for issue ages 0-80 and 0.85% of the Contract Value for issue ages 81 and higher. For Purchase Payments allocated to the Fixed Account or any Guarantee Periods, the applicable credited rates will be reduced to reflect the relevant charge.

5. Guaranteed Retirement Income Benefit Rider Charge.

The annual charge for the Guaranteed Retirement Income Benefit rider is 0.40% of the Contract Value if you elect a seven year waiting period and 0.30% if you elect a ten year waiting period. For Purchase Payments allocated to the Fixed Account or any Guarantee Periods, the applicable credited rates will be reduced to reflect the relevant charge.

B.  RECORDS MAINTENANCE CHARGE.

We will assess an annual Records Maintenance Charge (assessed ratably each quarter) during the Accumulation Period against each Contract which has participated in one or more of the Subaccounts during the calendar year whether or not any Purchase Payments have been made during the year. The Records Maintenance Charge is:

     .   $7.50 quarterly for Contracts with Contract Value under $25,000.

     . $3.75 quarterly for Contracts with Contract Value between $25,000 and $50,000.

     . No Records Maintenance Charge for Contracts with Contract Value over $50,000.

The Record Maintenance Charge is not assessed during the Annuity Period.

The Records Maintenance Charge is to reimburse us for expenses incurred in establishing and maintaining the records relating to a Contract's participation in the Separate Account. The Records Maintenance Charge will be assessed at the end of each calendar quarter and will constitute a reduction in the net assets of each Subaccount.

At any time the Records Maintenance Charge is assessed, the applicable charge will be assessed ratably against each Subaccount in which the Contract is participating and a number of Accumulation Units sufficient to equal the proper portion of the charge will be redeemed from such Subaccount, or from the Guarantee Periods if necessary to meet the assessment.

C. WITHDRAWAL CHARGE.

There is no withdrawal charge.

D.  INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES.

Each Portfolio's net asset value may reflect the deduction of investment management fees, Rule 12b-1 fees and general operating expenses. Subject to limitations, you indirectly bear these fees and expenses. (See "Summary of Expenses.") Further detail is provided in the attached prospectuses for the Portfolios and the Funds' Statements of Additional Information.

E.  STATE PREMIUM TAXES.

Certain state and local governments impose a premium tax ranging from 0% to 3.5% of Purchase Payments. If we pay state premium taxes, we may charge the amount paid against Contract Value upon annuitization, unless the tax was previously assessed. See "Appendix B--State Premium Tax Chart" in the Statement of Additional Information. It is our current practice under this Contract to pay premium tax directly and not charge you. This practice is subject to change without notice.

F. REDUCTION OR ELIMINATION OF CERTAIN CHARGES.

Contracts may be available for purchase in certain group or sponsored arrangements that qualify for reductions or eliminations of certain charges, the time periods in which such charges apply, or both. Group arrangements include those in which a trustee, an employer or an association purchases Contracts covering a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer Contracts to its employees or members on an individual basis.

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

In certain circumstances, the risk of adverse mortality and expense experience for Contracts purchased in certain group or sponsored arrangements may be reduced. Then, the daily asset charge for mortality and expense costs may likewise be reduced. The daily asset charge for administrative costs and the Records Maintenance Charge may also be reduced or eliminated if we anticipate lower administrative expenses. In certain other circumstances, sales expenses in certain group or sponsored arrangements may be reduced or eliminated.


In determining whether a group or sponsored arrangement qualifies for reduced or eliminated charges, we will consider among other factors:

     . the size and type of group to which sales are to be made and administrative services provided, and the persistency expected from the group;

     . the total amount of Purchase Payments to be received and the method in which they will be remitted;

     .   any prior or existing relationship with us;

     .   the level of commission paid to selling broker-dealers;

     . the purpose for which the Contract is being purchased, and whether that purchase makes it likely that sales costs and administrative expenses will be reduced; and

     .   the frequency of projected surrenders or distributions.

We make any reductions or eliminations according to objective guidelines in effect when an application for a Contract is approved. We may change these guidelines from time to time. Any variation in the charges will reflect differences in costs or services and will be offered uniformly to all members of the group or sponsored arrangement. In no event will a charge reduction or elimination be permitted if it is unfairly discriminatory to any person or prohibited by law.

We may also decrease the mortality and expense risk charge, the administration charge, and the Records Maintenance Charge without notice. However, beyond what is disclosed above, we guarantee that they will not increase. We bear the risk that such charges will not cover our costs. On the other hand, should such charges exceed our costs, we will not refund any charges. Any profit is available for corporate purposes including, among other things, payment of distribution expenses.

We may also offer reduced fees and charges, including but not limited to, Records Maintenance Charge and mortality and expense risk and administrative charges, for certain sales that may result in cost savings. Reductions in these fees and charges will not unfairly discriminate against any Owner.

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                              THE ANNUITY PERIOD

Contracts may be annuitized under one of several Annuity Options, which are available either on a fixed or variable basis. You may annuitize any time after the first contract year but no later than the Annuitant's 90th birthday. We make annuity payments beginning on the Annuity Date under the Annuity Option you select.

1.  Annuity Payments.

Annuity payments are based on:

     .   the annuity table specified in the Contract,

     .   the selected Annuity Option, and

     . the investment performance of the selected Subaccount(s) (if variable annuitization is elected).

Under variable annuitization, the Annuitant receives the value of a fixed number of Annuity Units each month. An Annuity Unit's value reflects the investment performance of the Subaccount(s) selected. The amount of each annuity payment varies accordingly.

2.  Annuity Options.

You may elect one of the Contract's Annuity Options. You may decide at any time (subject to the provisions of any applicable retirement plan and state variations) to begin annuity payments. You may change the Annuity Option before, but not after, the Annuity Date. Generally, annuity payments are made in monthly installments. However, we may make a lump sum payment if the net proceeds available to apply under an Annuity Option are less than $5,000. In addition, if the first monthly payment is less than $50 we may change the frequency of payments to quarterly, semiannual or annual intervals so that the initial payment is at least $50.

The amount of periodic annuity payments may depend upon:


     .   the Annuity Option you select;

     .   the age of the payee;

     . the investment experience of the selected Subaccount(s) (if variable annuitization is elected); and

     . the interest rates (if fixed annuitization is elected) at the time of annuitization.

For example:

     . if Option 1, income for a specified period, is selected, shorter periods result in fewer payments with higher values.

     . if Option 2, life income, is selected, it is likely that each payment will be smaller than would result if income for a short period were specified.

     . if Option 3, life income with installments guaranteed, is selected, each payment will probably be smaller than would result if the life income option were selected.

     . if Option 4, the joint and survivor annuity, is selected, each payment is smaller than those measured by an individual life income option.

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

The age of the payee also influences the amount of periodic annuity payments because an older payee is expected to have a shorter life span, resulting in larger payments. Finally, if you participate in a Subaccount with higher investment performance, it is likely you will receive a higher periodic payment.

If the Beneficiary is not an individual, the entire interest must be distributed within 5 years of your death. The Death Benefit distribution must begin no later than one year from your death, unless a later date is prescribed by federal regulation.

For Non-Qualified Contracts, if you die before the Annuity Date, available Annuity Options are limited. The Annuity Options available are:

    .   Option 2 or

    . Option 1 or 3 for a period no longer than the life expectancy of the Beneficiary (but not less than 5 years from your death).

Option 1--Income for Specified Period.

Option 1 provides an annuity payable monthly for a selected number of years ranging from five to thirty. Upon the payee's death, if the Beneficiary is an individual, we automatically continue payments to the Beneficiary for the remainder of the period specified. If the Beneficiary is not an individual (e.g., an estate or trust), we pay the discounted value of the remaining payments in the specified period. Although there is no life contingency risk associated with Option 1, we continue to deduct the daily asset charges for mortality and expense risks and administrative costs.

You may elect to surrender the Contract or make partial withdrawals after annuity payments begin under Option 1. We will then pay the discounted value of the remaining payments.

Option 2--Life Income.

Option 2 provides for an annuity over the lifetime of the payee. If Option 2 is elected, annuity payments terminate automatically and immediately on the payee's death without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

Option 3--Life Income with Installments Guaranteed.

Option 3 provides an annuity payable monthly during the payee's lifetime. However, Option 3 also provides for the automatic continuation of payments for the remainder of the specified period if the Beneficiary is an individual and payments have been made for less than the specified period. The period specified may be five, ten, fifteen or twenty years. If the Beneficiary is not an individual, we pay the discounted value of the remaining payments in the specified period.

Option 4--Joint and Survivor Annuity.

Option 4 provides an annuity payable monthly while both payees are living. Upon either payee's death, the monthly income payable continues over the life of the surviving payee at a percentage specified when Option 4 is elected. Annuity payments terminate automatically and immediately upon the surviving payee's death without regard to the number or total amount of payments received.

3.  Allocation of Annuity.

You may elect payments on a fixed or variable basis, or a combination. Any Guarantee Period Value is annuitized on a fixed basis. Any Separate Account Contract Value is annuitized on a variable basis. The MVA Option is not available during the Annuity Period. You may exercise the transfer privilege during the Accumulation Period to arrange for variable or fixed annuitization. Transfers during the Annuity Period are subject to certain limitations. We reserve the right to restrict the number of Subaccounts available during the Annuity Period.

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

4.  Transfer During Annuity Period.

During the Annuity Period, the payee may, by written request, transfer Subaccount Value from one Subaccount to another Subaccount, subject to the following limitations:

    .   Transfers among Subaccounts are prohibited during the first year of the
Annuity Period; subsequent transfers are limited to one per year.

    .   All interest in a Subaccount must be transferred.

    . If we receive notice of transfer to a Subaccount more than 7 days before an annuity payment date, the transfer is effective during the Valuation Period after the date we receive the notice.

    . If we receive notice of transfer to a Subaccount less than 7 days before an annuity payment date, the transfer is effective during the Valuation Period after the annuity payment date.

    . Transfers to the General Account are available only on an anniversary of the first Annuity Date. We must receive notice at least 30 days prior to the anniversary.

A Subaccount's Annuity Unit value is determined at the end of the Valuation Period preceding the effective date of the transfer. We may suspend, change or terminate the transfer privilege at any time.

5.  Annuity Unit Value.

Annuity Unit value is determined independently for each Subaccount.

Annuity Unit value for any Valuation Period is:

    .   Annuity Unit value for the preceding Valuation Period, times

    .   the net investment factor for the current Valuation Period, times

    . an interest factor which offsets the 2.5% per annum rate of investment earnings assumed by the Contract's annuity tables.

The net investment factor for a Subaccount for any Valuation Period is:

    . the Subaccount's Accumulation Unit value at the end of the current Valuation Period, plus or minus the per share charge or credit for taxes reserved; divided by

    . the Subaccount's Accumulation Unit value at the end of the preceding Valuation Period, plus or minus the per share charge or credit for taxes reserved.

6.  First Periodic Payment Under Variable Annuity.

When annuity payments begin, the value of your Contract interest is:

    . Accumulation Unit values at the end of the Valuation Period falling on the 20th or 7th day of the month before the first annuity payment is due, times

    . the number of Accumulation Units credited at the end of the Valuation Period, minus

    .   premium taxes.

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

The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the applicable annuity table by the number of thousands of dollars of Contract Value.

A 2.5% per annum rate of investment earnings is assumed by the Contract's annuity tables. If the actual net investment earnings rate exceeds 2.5% per annum, payments increase accordingly. Conversely, if the actual rate is less than 2.5% per annum, annuity payments decrease.

7.  Subsequent Periodic Payments Under Variable Annuity.

Subsequent annuity payments are determined by multiplying the number of Annuity Units by the Annuity Unit value at the Valuation Period before each annuity payment is due. The first annuity payment is divided by the Annuity Unit value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. This number does not change.

8.  Fixed Annuity Payments.

Each Fixed Annuity payment is determined from tables we prepare. These tables show the monthly payment for each $1,000 of Contract Value allocated to a Fixed Annuity. Payment is based on the Contract Value at the date before the annuity payment is due. Fixed Annuity payments do not change regardless of investment, mortality or expense experience.

9.  Death Proceeds.

If the payee dies after the Annuity Date while the Contract is in force, the death benefit, if any, depends upon the form of annuity payment in effect at the time of death. (See "Annuity Options.")

                              FEDERAL INCOME TAXES

A. INTRODUCTION

This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and the courts.

This discussion does not address state or local tax consequences nor federal estate or gift tax consequences, associated with buying a Contract. In addition, we make no guarantee regarding any tax treatment--federal, state, or local--of any Contract or of any transaction involving a Contract.

B.  OUR TAX STATUS

We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a "regulated investment company". Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account to provide for these taxes.

C. TAXATION OF ANNUITIES IN GENERAL

1.  Tax Deferral During Accumulation Period

Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Contract are generally not taxable to you or the Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

     .  the Contract must be owned by an individual,

     .  Separate Account investments must be "adequately diversified",

     . we, rather than you, must be considered the owner of Separate Account assets for federal tax purposes, and

     . annuity payments must appropriately amortize Purchase Payments and Contract earnings.

Non-Natural Owner. As a general rule, deferred annuity contracts held by "non-natural persons", such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed each year as ordinary income received or accrued by the non-natural owner. There are exceptions to this general rule for non-natural owners. Contracts are generally treated as held by a natural person if the nominal owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a contract under a non-qualified deferred compensation plan for its employees. Additional exceptions to this rule include:

     .  certain contracts acquired by a decedent's estate,

     .  certain Qualified Contracts,

     .  certain contracts used with structured settlement agreements, and

     . certain contracts purchased with a single premium when the annuity starting date is no later than a year from contract purchase and substantially equal periodic payments are made at least annually.

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

Diversification Requirements. For a contract to be treated as an annuity for federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the separate account failed to comply with these diversification standards, the contract would not be treated as an annuity contract for federal income tax purposes and the owner would generally be taxed on the difference between the contract value and the purchase payments.

Although we do not control Fund investments, we expect that each Portfolio of the Fund will comply with these regulations so that each Subaccount of the Separate Account will be considered "adequately diversified."

Ownership Treatment. In certain circumstances, a variable annuity contract owner may be considered the owner of the assets of the separate account supporting the contract. In those circumstances, income and gains from separate account assets are includible in the owner's gross income. The Internal Revenue Service ("IRS"), in published rulings, stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses the ability to exercise investment control over the assets. As of the date of this Prospectus, no comprehensive guidance has been issued by the IRS clarifying the circumstances when such investment control by a variable contract owner would exist. As a result, your right to allocate the Contract Value among the Subaccounts may cause you to be considered the owner of the assets of the Separate Account.

We do not know what limits may be set forth in any guidance that the IRS may issue, or whether any such limits will apply to existing Contracts. We therefore reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the Separate Account assets. However there is no assurance that such efforts would be successful.

Delayed Annuity Dates. If the Annuity Date occurs (or is scheduled to occur) when you have reached an advanced age, e.g., past age 85, the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in your income.

The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the owner of Separate Account assets.

2.  Taxation of Partial and Full Withdrawals from Nonqualified Contracts

Partial withdrawals from a Non-Qualified Contract are includible in income to the extent the Contract Value exceeds the "investment in the contract." This amount is referred to as the "income on the contract". Full withdrawals are also includible in income to the extent they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments minus any amounts previously received from the Contract that were not includable in your income.

Any assignment or pledge (or agreement to assign or pledge) of Contract Value, is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If you transfer a contract interest, without adequate consideration, to someone other than your spouse (or to a former spouse incident to divorce), you will be taxed on the income on the contract. In this case, the transferee's investment in the contract is increased to reflect the increase in your income.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

3.  Taxation of Annuity Payments

Normally, the portion of each annuity payment taxable as income equals the payment minus the exclusion amount. The exclusion amount for variable annuity payments is the "investment in the contract" allocated to the variable annuity option and adjusted for any period certain or refund feature, divided by the number of payments expected to be made. The exclusion amount for fixed annuity payments is the payment times the ratio of the investment in the contract allocated to the fixed annuity option and adjusted for any period certain or refund feature, to the expected value of the fixed annuity payments.

Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments stop because the annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the annuitant in the last taxable year.

4.  Taxation of Death Benefits

Amounts may be distributed upon your or the Annuitant's death. Before the Annuity Date, death benefits are includible in income and:

     .  if distributed in a lump sum are taxed like a full withdrawal, or

     .  if distributed under an Annuity Option are taxed like annuity payments.

After the Annuity Date, where a guaranteed period exists and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in income and:

     . if received in a lump sum are includible in income if they exceed the unrecovered investment, or

     . if distributed in accordance with the selected annuity option are fully excludable from income until the remaining investment in the contract is deemed to be recovered.

Thereafter, all annuity payments are fully includible in income.

5.  Penalty Tax on Premature Distributions

A 10% penalty tax applies to a taxable payment from a Non-Qualified Contract unless:

     .  received on or after you reach age 59 1/2,

     .  attributable to your disability,

     . made to a Beneficiary after your death or, for non-natural Owners, after the primary Annuitant's death,

     . made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and a designated beneficiary (within the meaning of the tax law),

     . made under a Contract purchased with a single premium when the annuity starting date is no later than a year from Contract purchase and substantially equal periodic payments are made at least annually, or

     .  made with annuities used with certain structured settlement agreements.

6.  Aggregation of Contracts

The taxable amount of an annuity payment or withdrawal from a Non-Qualified Contract may be determined by combining some or all of the Non-Qualified Contracts you own. For example, if you purchase a Contract and also purchase an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if you purchase two or more deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.

7. Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

For Contracts issued after June 8, 1997 to a non-natural owner, all or some portion of otherwise deductible interest may not be deductible by the owner. However, this interest deduction disallowance does not affect Contracts where the Owner is taxable each year on the investment income under the Contract. Entities considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax adviser.

D.  QUALIFIED PLANS

Qualified Contracts are used with retirement plans which receive favorable tax treatment as Individual Retirement Annuities, Simplified Employee Pensions--IRAs, Roth Individual Retirement Annuities, tax sheltered annuities, and certain deferred compensation plans ("qualified plans"). Numerous special tax rules apply to qualified plans and to Qualified Contracts. Therefore, we make no attempt to provide more than general information about use of Qualified Contracts.

Under the Code, qualified plans generally enjoy tax-deferred accumulation of amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a qualified plan, you should only consider the Contract's other features, including the availability of lifetime annuity payments and death benefit protection.

The tax rules applicable to qualified plans vary according to the type, terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the permitted contribution, and the corresponding deduction or exclusion, are limited under qualified plans. In Qualified Contracts, the Owner and Annuitant generally are the same individual. Also, if the joint Annuitant is not the Annuitant's spouse, the annuity options may be limited, depending on the difference in their ages. Furthermore, the length of any Guarantee Period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

Qualified Contracts are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. In the case of Individual Retirement Annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the accrual distribution.

A 10% penalty tax may apply to the taxable amount of payments from Qualified Contracts. For Individual Retirement Annuities, the penalty tax does not apply to a payment:

     .  received after you reach age 55 and have separated from service,

     .  received after you reach age 59 1/2,

     .  received after your death or because of your disability, or

     . made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated beneficiary.

In addition, the penalty tax does not apply to certain distributions used for qualified first time home purchases or for higher education expenses. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult your tax adviser. Other exceptions may apply.

Qualified Contracts are amended to conform to plan requirements. However, you are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of qualified plans if they are inconsistent with the Contract.

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

1.  Qualified Plan Types

We may issue Contracts for the following types of qualified plans.

Individual Retirement Annuities. The Code permits eligible individuals to contribute to an individual retirement annuity known as an "IRA." The Code limits the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund an "Education IRA."

Simplified Employee Pensions (SEP-IRAs).The Code allows employers to establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

SIMPLE IRAs. The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. As discussed above (see Individual Retirement Annuities), there is some uncertainty regarding the proper characterization of the Contract's death benefit for purposes of the tax rules governing IRAs (which would include SIMPLE IRAs). Employers and employees intending to use the Contract with such plans should consult a tax adviser.

Roth IRAs. The Code permits contributions to an IRA known as a "Roth IRA." Roth IRAs differ from other IRAs in certain respects, including:

     .  Roth IRA contributions are never deductible,

     .  "qualified distributions" from a Roth IRA are excludable from income,

     .  mandatory distribution rules do not apply before death,

     . a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code,

     .  special eligibility requirements apply, and

     .  contributions to a Roth IRA can be made after the Owner reaches age 70
        1/2.

All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. You must be eligible for a qualified rollover contribution to convert an IRA to a Roth IRA. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply. Persons with adjusted gross incomes in excess of $100,000 or who are married and file a separate return are not eligible to make a qualified rollover contribution or a transfer in a taxable year from a non-Roth IRA to a Roth IRA.

Any "qualified distribution," as defined in Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after you reach age 59 1/2, after your death, because of your disability, or made to a first-time homebuyer.

Tax-Sheltered Annuities. Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. These annuity contracts are commonly referred to as "tax-sheltered annuities". If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the Contracts. In particular, you should consider that the Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to you. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity. Even if the death benefit under the Contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless you also purchase a life insurance contract as part of your tax-sheltered annuity plan.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

     . contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

     .  earnings on those contributions, and

     . earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988. These amounts can be paid only if you have reached age 59 1/2, separated from service, died, or becomes disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to
        Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.) Additional restrictions may be imposed by the plan sponsor.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.

2.  Direct Rollovers

If the Contract is used with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, any "eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

     .  minimum distributions required under Section 401(a)(9) of the Code, and

     . certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments."

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain Qualified Plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

E.  FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless the payee notifies us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.

                            DISTRIBUTION OF CONTRACTS

The Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. The agents are also registered representatives of registered broker-dealers who are members of the National Association of Securities Dealers, Inc. Sales commissions may vary, but are not expected to exceed 6.25% of Purchase Payments. In addition to commissions, we may pay additional promotional incentives, in the form of cash or other compensation, to selling broker-dealers. These incentives may be offered to certain licensed broker-dealers that sell or are expected to sell certain minimum amounts during specified time periods. The Contracts are distributed through the principal underwriter for the Separate Account:

                   Investors Brokerage Services, Inc. ("IBS")
                   1 Kemper Drive
                   Long Grove, Illinois, 60049

IBS is our wholly-owned subsidiary. IBS enters into selling group agreements with affiliated and unaffiliated broker-dealers. All of the investment options are not available to all Owners. The investment options are available only under Contracts that are sold or serviced by broker-dealers having a selling group agreement with IBS authorizing the sale of Contracts with the investment options specified in this Prospectus. Other distributors may sell and service contracts with different investment options.

                                  VOTING RIGHTS

Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote. A Fund is not required to hold annual shareholders' meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

Owners have voting rights in a Portfolio based upon the Owner's proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, the Annuity Date or the death of the Annuitant. Thereafter, the payee entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, Annuitants' voting rights decrease as Annuity Units decrease.

                    REPORTS TO CONTRACT OWNERS AND INQUIRIES

Each quarter, we send you a statement showing amounts credited to each Subaccount and to the Guarantee Period Value. In addition, if you transfer amounts among the investment options or make additional unscheduled payments, you will receive written confirmation of these transactions. We will also send a current statement upon your request. We also send you annual and semi-annual reports for the Portfolios that underlie the Subaccounts in which you invest and a list of the securities held by that Portfolio.

You will have access to Contract information through the Interactive Voice Response System (IVR) at (888) 477-9700. You will also be able to access your account information from our website at www.zurichkemper.com.

You may also direct inquiries to the selling agent or may call 1-888-477-9700 or write to Kemper Investors Life Insurance Company, Customer Service, 1 Kemper Drive, Long Grove, Illinois 60049.

                              DOLLAR COST AVERAGING

Dollar Cost Averaging for the Kemper Money Market and Kemper Government Securities Subaccounts

Under our Dollar Cost Averaging program ("DCA"), you designate a portion of the Kemper Money Market or Kemper Government Securities Subaccount Value to be transferred on a monthly or quarterly basis to the other Subaccounts. The DCA program is available only during the Accumulation Period. DCA to the MVA Options are not permitted.

The first DCA will occur on the requested beginning date. If the requested beginning date is a non-business day, the first DCA will occur on the first business day prior to the requested beginning date. If you do not provide a requested beginning date, the first DCA will occur on the first business day following receipt of your request. We will delay the beginning date if information is missing from your request or if your request is deemed not in good order. Subsequent DCA transfers will occur, every one or three months, on the same day of the month as the initial DCA transfer. If a subsequent DCA transfer is scheduled for a non-business day, the transfer will take place on the business day prior to the scheduled DCA transfer date.

Dollar Cost Averaging from our General Account

Deposits and transfers into our general account will be automatically transferred to the subaccounts on a monthly frequency over a period no greater than seven (7) months from the date of the initial transfer or deposit to the General Account. All assets transferred or deposited to the General Account will be transferred from the General Account by the end of the seven (7) month period. The first DCA transfer will occur one month following the date of the initial deposit or transfer to the DCA account. Subsequent DCA transfers will occur on the same day of the month as the initial DCA transfer. If a subsequent DCA transfer is scheduled for a non-business day, the transfer will take place on the business day prior to the scheduled DCA transfer date.

We reserve the right to offer additional DCA periods at any time. All additional DCA periods will be offered for a limited period of time and may be changed, revoked or canceled at any time for future deposits or transfers.

                           SYSTEMATIC WITHDRAWAL PLAN

We offer a Systematic Withdrawal Plan ("SWP") allowing you to pre-authorize periodic withdrawals during the Accumulation Period. You instruct us to withdraw selected amounts from the Subaccounts or Guarantee Periods on a monthly, quarterly, semi-annual or annual basis. SWP is not available from the MVA accounts or under the DCA Program. Withdrawals taken under the SWP may be subject to the 10% tax penalty on early withdrawals and to income taxes and may be subject to 20% withholding. If you are interested in SWP, you may obtain an application and information concerning this program and its restrictions from us or your agent. We give thirty days' notice if we amend the SWP. The SWP may be terminated at any time by the you or us.

                            ASSET ALLOCATION SERVICE

You may elect, where available, to enter into a separate investment advisory agreement with our affiliate, PMG Asset Management, Inc. ("PMG"). PMG is registered as an investment adviser with the SEC. For a fee, PMG provides a discretionary asset allocation service under its Managed Investment Advisory Account ("MIAA") which is fully described in a separate disclosure statement. Under an agreement with PMG, BARRA RogersCasey ("BARRA") performs certain functions for the MIAA program. BARRA is an unaffiliated registered investment adviser. MIAA is not available in all states or through all distributors.

A.               SUMMARY OF THE SERVICE PROVIDED.

Under MIAA, your Contract Value is allocated among certain Subaccounts. PMG selects the appropriate allocation model based on your financial objectives and risk tolerance, utilizing BARRA's proprietary analysis of the Subaccounts and the underlying Funds. PMG then periodically transfers Contract Value between the Subaccounts in accordance with your selected allocation model. Currently, if you enroll in the MIAA program, all of your Contract Value must be placed under the MIAA program. If you transfer your Contract Value placed under the MIAA program, your participation in the MIAA program will automatically end. In the future, however, we expect to make changes to permit you to place only a portion of your Contract Value under the MIAA program and to allocate the remainder yourself.

B.       MIAA CHARGES.

PMG's annual charge for the MIAA program is one-half of one percent (.50%) of the Contract Value allocated under the MIAA program. The MIAA Expense is paid by quarterly withdrawals from your Contract Value. The quarterly MIAA Expense with respect to the amount in each Subaccount covered by the MIAA program equals the average daily number of units in that Subaccount covered by the MIAA program, multiplied by the ending unit value for that Subaccount, and multiplied by
 .125 %. You will also be charged an MIAA Initial Set Up Fee ("Set Up Fee") of $30.00. The MIAA Expense and Set Up Fee are in addition to the Contract Charges and Expenses appearing in the "Summary of Expenses".

C.       TAX TREATMENT OF FEES AND CHARGES.

This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted in the application of the law to individual circumstances.

For Qualified Contracts, the MIAA Expense and Set Up Fee will not be treated as taxable distributions. For Non-Qualified Contracts, payments of MIAA Expense and Set Up Fee are treated as a taxable event. This means the MIAA Expense and Set Up Fee are taxable distributions to you and may subject you to an additional 10% tax penalty.

D.       RISKS TO YOU.

         When you elect the MIAA program, you understand that:

         . all investments involve risk, the amount of which may vary significantly,

         .   performance cannot be predicted or guaranteed, and

         . the value of your allocations in the Subaccounts will fluctuate due to market conditions and other factors.

PMG has not authorized anyone to make any guarantee, either written or oral, that your investment objectives will be met.

PMG seeks to perform services in a professional manner. However, except for negligence, malfeasance, or violations of applicable law, PMG and its officers, directors, agents and employees are not liable for any action performed or omitted to be performed or for any errors of judgment in your asset allocation or in transferring your Contract Value. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein in any way constitutes a waiver or limitation on any rights that you may have under federal securities laws.

E.       CONFLICTS OF INTEREST.

The MIAA program is marketed directly by officers of PMG and through solicitors who recommend the MIAA program, but who have no discretionary investment authority. The PMG solicitor is a registered representative with a broker-dealer registered under the Securities Exchange Act of 1934. As such, the PMG solicitor may receive or may have received commissions for your purchase of your Contract. PMG solicitors may also receive a portion of the MIAA Expense (See "MIAA Charges") as compensation. You will be charged the same fees for the MIAA program whether or not a PMG solicitor is involved. Since the PMG solicitor may receive commissions for the purchase of your Contract and may receive a portion of the MIAA Expense charged to your Contract, there is a potential for a conflict of interest."

                     EXPERTS [TO BE UPDATED BY AMENDMENT]

The consolidated balance sheets of KILICO as of December 31, ____ and ______ and the related consolidated statements of operations, comprehensive income, stockholder's equity, and cash flows for the years ended December 31, _____, _____ and _____ have been included herein and in the registration statement in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                                 LEGAL MATTERS

Legal matters with respect to our organization, our authority to issue annuity contracts and the validity of the Contract, have been passed upon by Debra P. Rezabek, our Senior Vice President, General Counsel and Corporate Secretary. Jorden Burt Boros Cicchetti Berenson & Johnson, LLP, Washington, D.C., has advised us on certain legal matters concerning federal securities laws applicable to the issue and sale of the Contracts.

                            SPECIAL CONSIDERATIONS

We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. We will notify you in writing of these amendments.

Your rights under a Contract may be assigned as provided by law. An assignment will not be binding upon us until we receive a written copy of the assignment. You are solely responsible for the validity or effect of any assignment. You, therefore, should consult a qualified tax advisor regarding the tax consequences, as an assignment may be a taxable event.

                             AVAILABLE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934 and file reports and other information with the SEC. These reports and other information can be inspected and copied at the SEC's public reference facilities at Room 1024, 450 Fifth Street, N.W., Washington, D.C. and 500 West Madison, Suite 1400, Northwestern Atrium Center, Chicago, Illinois. Copies also can be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

We have filed registration statements (the "Registration Statements") relating to the Contracts with the SEC under the Securities Act of 1933 and the Investment Company Act of 1940. This Prospectus has been filed as part of the Registration Statements and does not contain all of the information set forth in the Registration Statements. These Registration Statements contain further information about us and the Contracts. The Registration Statements may be inspected and copied, and copies can be obtained at prescribed rates, as mentioned above.

                                   BUSINESS

[TO BE UPDATED BY AMENDMENT]

Corporate structure

KILICO was founded in 1947 and is incorporated under the insurance laws of the State of Illinois. We are licensed in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Kemper Corporation ("Kemper"), a non-operating holding company. KILICO and Kemper are wholly-owned subsidiaries of Zurich Financial Services ("ZFS" or "Zurich"). ZFS is owned by Zurich Allied AG and Allied Zurich p.l.c., fifty-seven percent and forty-three percent, respectively. Zurich Allied AG is listed on the Swiss Market Index. Allied Zurich p.l.c. is included in the FTSE-100 Share Index in London.

Strategic initiatives

Our management, operations and strategic directions are integrated with those of several other Kemper subsidiaries:

     .   Federal Kemper Life Assurance Company ("FKLA"),

     .   Zurich Life Insurance Company of America ("ZLICA"), and

     .   Zurich Direct, Inc., ("ZD").

This integration streamlines management, controls costs, improves profitability, increases operating efficiencies and productivity, and helps to expand the companies' distribution capabilities. Headquartered in Long Grove, Illinois, FKLA markets term and interest-sensitive life insurance, as well as certain annuity products through brokerage general agents and other independent distributors. ZLICA markets term life insurance products primarily through ZD. ZD is an affiliated direct marketing life insurance agency currently marketing basic, low-cost term life insurance through various marketing media.

Over the last several years, we increased the competitiveness of our variable annuity products by adding multiple variable subaccount investment options and investment managers to existing variable annuity products. In 1997, we introduced a non-registered individual and group variable bank-owned life insurance contract ("BOLI") and a series of individual variable life insurance contracts. In 1998, we introduced a new registered individual variable annuity product with 37 variable subaccount investment options and various investment managers.

Narrative description of business

We offer both individual fixed-rate (general account) and individual and group variable (separate account) annuity contracts, as well as individual term life, universal life and individual and group variable life insurance products through various distribution channels. We offer investment-oriented products, guaranteed returns or a combination of both, to help policyholders meet multiple insurance and financial objectives. Financial institutions, securities brokerage firms, insurance agents and financial planners are important distribution channels for our products. Our sales mainly consist of deposits received on certain long duration annuity and variable life insurance contracts as well as reinsurance premiums assumed from FKLA.

Our fixed and variable annuities generally have surrender charges that are a specified percentage of policy values and decline as the policy ages. General account annuity and interest-sensitive life policies are guaranteed to accumulate at specified interest rates but allow for periodic crediting rate changes.

Over the last several years, in part reflecting the current interest rate environment, we have increased our emphasis on marketing our existing and new separate account products. Unlike the fixed-rate annuity business where we manage spread revenue, these variable products pose minimal investment risk for us, as policyholders direct their premium to one or more subaccounts that invest in underlying investment funds. We, in turn, receive administrative fee revenue on these variable products which compensates us for providing death benefits potentially in excess of cash surrender values. In addition, on variable life insurance contracts, cost of insurance charges compensate us for providing death benefit coverage substantially in excess of surrender values.

As a result of this strategy, our separate account assets and related sales of our variable annuity and life products have increased over the last couple of years. KILICO's separate account assets and sales were as follows (in millions):

                                                                      December 31
                                                                      -----------
                                                        1999             1998              1997
                                                        ----             ----              ----
         Separate account assets..................  $    9,778.1    $    7,099.2      $    5,122.0
                                                    ============    ============      ============

                                                                Year Ended December 31
                                                                ----------------------
                                                        1999             1998              1997
                                                        ----             ----              ----
         Variable annuity sales...................  $      468.9    $      300.4      $      259.8
         Variable life sales......................       1,661.1         1,523.0           2,708.6
                                                    ------------    ------------      ------------
             Total separate account sales.........  $    2,130.0    $    1,823.4      $    2,968.4
                                                    ============    ============      ============

During mid-1998, we introduced DESTINATIONS, a registered individual variable annuity product. DESTINATIONS offers 37 variable subaccount investment options with various investment managers, ten guarantee period accounts and a fixed account, dollar cost averaging and a guaranteed retirement income benefit option.

During mid-1997, we introduced variable BOLI, a group variable life insurance contract that is primarily marketed to banks and other large corporate entities. Also in 1997, we issued a series of non-registered variable individual universal life insurance contracts that are marketed primarily to high net worth individuals. Significant fluctuations in our sales of the variable life products are due mainly to the nature of the BOLI product--high dollar volume per sale, low frequency of sales--and the uncertainty surrounding BOLI's tax advantaged status since the release of the Clinton Administration's fiscal year budgets, from 1998 through 2001.

Investors Brokerage Services, Inc., ("IBS"), our wholly-owned subsidiary, is the principal underwriter and distributor of our registered variable annuity and variable life products. IBS, Life Insurance Solutions, L.L.C., an affiliate, and Benefit Finance Securities, L.L.C., a non-affiliate, are distributors of our BOLI and high net worth products.

Current crediting rates, a conservative investment strategy and the interest rate environment have impacted our general account fixed annuity sales over the last several years. Our general account fixed annuity sales were as follows (in millions):

                                                                      Year Ended
                                                                      ----------
                                                                      December 31
                                                                      -----------
                                                        1999             1998              1997
                                                        ----             ----              ----
         General account fixed annuity sales.......   $    383.8      $      179.9      $    145.7
                                                      ==========      ============      ==========

Our general account fixed annuity sales increased $203.9 million in 1999, compared with 1998. This increase is primarily due to strong sales of the new variable annuity product introduced in mid-1998 that offers both a variable and a fixed option, including dollar cost averaging. Dollar cost averaging allows contractholders the option to deposit amounts in the general account and authorize pro-rated amounts to be automatically transferred into the separate account over a specified period of time in order to reduce the effects of significant market fluctuations.

During 1999, 1998 and 1997, we assumed $21.3 million, $21.6 million and $21.1 million, respectively, of term life insurance premiums from FKLA. Excluding the amounts assumed from FKLA, our total term life sales, including new and renewal premiums, net of reinsurance ceded, amounted to $677 thousand in 1999, compared with $846 thousand in 1998 and $1.1 million in 1997.

Federal income tax developments

In early 2000, the Clinton Administration's Fiscal Year 2001 Budget ("Budget") was released and contained certain proposals to change the taxation of BOLI. It is currently unknown whether or not these proposals will be accepted, amended or omitted in the final Budget approved by Congress. If the current Budget proposals are accepted, BOLI contracts may no longer be tax advantaged products and therefore less attractive to those customers who purchase them in recognition of their favorable tax attributes. Additionally, sales of these products during 2000 may also be negatively impacted until the likelihood of the current proposals being enacted into law has been determined.

NAIC ratios

The National Association of Insurance Commissioners (the "NAIC") annually calculates certain statutory financial ratios for most insurance companies in the United States. These calculations are known as the Insurance Regulatory Information System ("IRIS") ratios. Currently, twelve IRIS ratios are calculated. The primary purpose of the ratios is to provide an "early warning" of any negative developments. The NAIC reports a company's ratios to state regulators who may then contact the company if three or more ratios fall outside the NAIC's "usual ranges".

Based on statutory financial data as of December 31, 1999, we had three ratios outside the usual ranges; the change in capital and surplus ratios, gross and net, and the change in reserving ratio. Our change in capital and surplus ratios, both gross and net is due to the payment of dividends to Kemper in 1999 of $115.0 million. Our change in reserving ratio primarily reflected the level of interest-sensitive life surrenders and withdrawals during 1999, as well as an increase in individual variable life renewal premiums, as compared to 1998. The increase in individual variable life renewal premiums in 1999 is mainly due to an increase in sales of individual universal life insurance in 1998. Other than certain states requesting quarterly financial reporting and/or explanations of the underlying causes for certain ratios, no state regulators have taken any action due to our IRIS ratios for 1999 or earlier years.

Risk-based capital, asset adequacy and codification

Under Illinois' asset adequacy and risk-based capital rules, state regulators may mandate remedial action for inadequately reserved or inadequately capitalized companies. The asset adequacy rules are designed to assure that assets supporting reserves are adequate to cover liabilities under a variety of economic scenarios. The focus of risk-based capital rules is a risk-based formula that applies prescribed factors to various risk elements in an insurer's business and investments to develop a minimum capital requirement designed to be proportional to the amount of risk assumed by the insurer. We have capital levels substantially exceeding any that would mandate action under the risk-based capital rules and are in compliance with applicable asset adequacy rules.

In March 1998, the NAIC approved the codification of statutory accounting principles. Codification is effective January 1, 2001. We have not quantified the impact that codification will have on our statutory financial position or results of operations.

Reserves and reinsurance

The following table provides a breakdown of our reserves for future policy benefits by product type (in millions):

                                                                                        December 31       December 31
                                                                                           1999              1998
                                                                                           ----              ----
         General account annuities.............................................        $     2,729         $   2,864
         Interest-sensitive life insurance and other                                           671               688
         Term life reserves....................................................                  9                 9
         Ceded future policy benefits..........................................                310               345
                                                                                       -----------         ---------
             Total.............................................................        $     3,719         $   3,906
                                                                                       ===========         =========

Ceded future policy benefits shown above reflect coinsurance (indemnity reinsurance) transactions where we insured liabilities of approximately $516 million in 1992 and $416 million in 1991 with an affiliate, Fidelity Life Association, A Mutual Legal Reserve Company ("FLA"). FLA shares directors, management, operations and employees with FKLA pursuant to an administrative and management services agreement. FLA produces policies not produced by FKLA or KILICO as well as other policies similar to certain FKLA policies. At December 31, 1999 and 1998, our reinsurance reserve credit from FLA related to these coinsurance transactions totaled approximately $309.7 million and $344.8 million, respectively. Utilizing FKLA's employees, we are the servicing company for this coinsured business and are reimbursed by FLA for the related servicing expenses.

During December 1997, we entered into a funds withheld reinsurance agreement with a Zurich affiliated company, Zurich Insurance Company, Bermuda Branch ("ZICBB"), formerly ZC Life Reinsurance Limited. Under the terms of this agreement, we ceded, on a yearly renewable term basis, 90 percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to BOLI, which is held in our separate accounts. As consideration for this reinsurance coverage, we cede separate account fees (cost of insurance charges) to ZICBB and retain a portion in a funds withheld account which is included as a component of benefits and funds payable in the accompanying consolidated balance sheets. During 1998, we modified the reinsurance agreement to increase the reinsurance from 90 percent to 100 percent.

The following table contains amounts related to the BOLI funds withheld reinsurance agreement (in millions):

Bank Owned Life Insurance (BOLI)
(in millions)

                                                                                      Year Ended December 31
                                                                                     ----------------------
                                                                             1999             1998              1997
                                                                             ----             ----              ----
         Face amount in force.........................................   $     82,021    $     66,186      $     59,338
                                                                         ============    ============      ============
         Net amount at risk ceded.....................................   $    (75,979)   $    (62,160)     $    (51,066)
                                                                         ============    ============      ============
         Cost of insurance charges ceded..............................   $      166.4    $      175.5      $       24.3
                                                                         ============    ============      ============
         Funds withheld account.......................................   $      263.4    $      170.9      $       23.4
                                                                         ============    ============      ============

We have a funds withheld account ("FWA") supporting reserve credits on reinsurance ceded on the BOLI product. Amendments to the reinsurance contracts during 1998 changed the methodology used to determine increases to the FWA. A substantial portion of the FWA was marked-to-market based predominantly upon the total return of the Government Bond Division of the KILICO Variable Series I Separate Account. During 1998, we recorded a $2.5 million increase to the FWA related to this mark-to-market. In November 1998, to properly match revenue and expenses, we had also placed assets supporting the FWA in a segmented portion of our General Account. This portfolio was classified as "trading" under Statement of Financial Accounting Standards No. 115 ("FAS 115") at December 31, 1998 and through November 30, 1999. FAS 115 mandates that assets held in a trading account be valued at fair value, with changes in fair value flowing through the income statement as realized capital gains and losses. During 1998, we recorded a realized capital gain of $2.8 million upon transfer of these assets from "available for sale" to the trading portfolio as required by FAS 115. In addition, we recorded realized capital losses of $7.3 million and $0.2 million related to the changes in fair value of this portfolio during 1999 and 1998, respectively.

Due to a change in the reinsurance strategy related to the BOLI product, effective December 1, 1999, we no longer marked-to-market a portion of the FWA liability and therefore no longer designated the related portion of assets as "trading". As a result, changes in fair value to the FWA and the assets supporting the FWA no longer flow through our operating results.

In 1996, we assumed, on a yearly renewable term basis, term life insurance from FKLA. As a result of this transaction, we recorded reserves in 1999 and 1998 of approximately $8.0 million and $8.5 million, respectively.

Competition

We are in a highly competitive business. We compete with a large number of other stock and mutual life insurance companies, many of which are larger financially, although none is truly dominant in the industry. With our emphasis on annuity products, we also compete for savings dollars with securities brokerage and investment advisory firms as well as other institutions that manage assets, produce financial products or market other types of investment products.

Our principal methods of competition continue to be innovative products, often designed for selected distribution channels and economic conditions, as well as appropriate product pricing, careful underwriting, expense control and the quality of services provided to policyholders and agents.

To address our competition, we have adopted certain business strategies. These include:

     .   systematic review of investment risk and our capital position,

     .   customer segmentation and focus,

     . continued focus on existing and new variable annuity and variable life insurance products,

     .   distribution through diversified channels, and

     . ongoing efforts to continue as a low-cost provider of insurance products and high-quality services to agents and policyholders through the use of technology.

Employees

At December 31, 1999, we used the services of approximately 940 employees of FKLA, which are also shared with FLA and ZLICA.

Regulation

We are generally subject to regulation and supervision by the insurance departments of Illinois and other jurisdictions where we are licensed to do business. These departments enforce laws and regulations designed to assure that insurance companies maintain adequate capital and surplus, manage investments according to prescribed character, standards and limitations and comply with a variety of operational standards. The departments also make periodic examinations of individual companies and review annual and other reports on the financial condition of each company operating within their respective jurisdictions. Regulations, which often vary from state to state, cover most aspects of the life insurance business, including market practices, policy forms and accounting and financial reporting procedures.

Insurance holding company laws enacted in many states grant additional powers to state insurance commissioners to regulate acquisition of and by domestic insurance companies, to require periodic disclosure of relevant information and to regulate certain transactions with related companies. These laws also impose prior approval requirements for certain transactions with affiliates and generally regulate dividend distributions by an insurance subsidiary to its holding company parent.

In addition, certain of our variable life insurance and annuity products, and the related separate accounts, are subject to regulation by the Securities and Exchange Commission (the "SEC").

We believe we are in compliance in all material respects with all applicable regulations.

Investments

A changing marketplace has affected the life insurance industry. To accommodate customers' increased preference for safety over higher yields, we have systematically reduced our investment risk and strengthened our capital position.

We carefully monitor our cash flow and regularly and systematically plan our investment program to provide funds to meet all obligations and to optimize investment return. An affiliated company, Scudder Kemper Investments, Inc. ("SKI") and its subsidiaries and affiliates, manages our securities portfolio. A majority-owned Kemper real estate subsidiary handles our real estate related investments. Our board of directors directs our investment policy. Our investment strategies take into account the nature of each annuity and life insurance product, the respective crediting rates and the estimated future policy benefit maturities.

Forward-looking statements

All statements, trend analyses and other information contained in this Prospectus and elsewhere (such as in our filings with the SEC, press releases, presentations by KILICO or its management or oral statements) about markets for our products and trends in our operations or financial results, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," and other similar expressions, constitute forward-looking statements under the Private Securities

Litigation Reform Act of 1995. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those contemplated by the forward-looking statements. These factors include, among other things:

general economic conditions and other factors, including prevailing interest rate levels and stock market performance, which may affect our ability to sell our products, the market value of our investments and the lapse rate and profitability of our contracts,

     . our ability to achieve anticipated levels of operational efficiencies through certain cost-saving initiatives,

     . customer response to new products, distribution channels and marketing initiatives,

     . mortality, morbidity, and other factors which may affect the profitability of our insurance products,


     . changes in the federal income tax laws and regulations which may affect the relative tax advantages of some of our products,

     .   increasing competition which could affect the sale of our products,

     . regulatory changes or actions, including those relating to regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulations of the sale and underwriting and pricing of insurance products, and

     . the risk factors or uncertainties listed from time to time in our filings with the SEC.

                                  PROPERTIES

We primarily share 84,270 sq. ft. of office space leased by FKLA from Lumbermens Mutual Casualty Company, a former affiliate, ("Lumbermens"), located in Long Grove, Illinois. We also share 93,666 sq. ft. of office space leased by FKLA and ZLICA from Zurich American Insurance Company, an affiliate, located in Schaumburg, Illinois.

                               LEGAL PROCEEDINGS

KILICO has been named as defendant in certain lawsuits incidental to our insurance business. Based upon the advice of legal counsel, our management believes that the resolution of these various lawsuits will not result in any material adverse effect on KILICO's consolidated financial position. There are no material legal proceedings pending to which the Separate Account or IBS is a party.

                         [TO BE UPDATED BY AMENDMENT]

                            SELECTED FINANCIAL DATA

The following table sets forth selected financial information for KILICO for the five years ended December 31, 1999, and for the opening balance sheet as of the acquisition date, January 4, 1996. Such information should be read in conjunction with KILICO's consolidated financial statements and notes thereto included in this Prospectus. All amounts are shown in millions.

                                                                                                             Preacquisition
                                                                                                             --------------
                                 December 31  December 31     December 31     December 31    January 4         December 31
                                                                                                               -----------
                                    1999         1998            1997            1996         1996/(2)/           1995
                                    ----         ----            ----            ----         -------             ----
Total revenue...................  $   363.4    $     419.7    $     425.5    $    356.2     $      --         $      68.1/(1)/
                                  =========    ===========    ===========    ==========     =========         ===========
Net income excluding realized
     investment results.........  $    51.1    $      31.4    $      31.9    $     25.6     $      --         $      74.2
                                  =========    ===========    ===========    ==========     =========         ===========
Net income (loss)...............  $    44.9    $      65.1    $      38.7    $     34.4     $      --         $    (133.0)/(1)/
                                  =========    ===========    ===========    ==========     =========         ===========
Financial summary
Total separate account asset....  $ 9,778.1    $   7,099.2    $   5,122.0    $  2,127.2     $ 1,761.1         $   1,761.1
                                  =========    ===========    ===========    ==========     =========         ===========
Total assets....................  $14,655.7    $  12,239.7    $  10,589.7    $  7,717.9     $ 7,682.7         $   7,581.7
                                  =========    ===========    ===========    ==========     =========         ===========
Future policy benefits..........  $ 3,409.1    $   3,561.6    $   3,856.9    $  4,256.5     $ 4,585.1         $   4,573.2
                                  =========    ===========    ===========    ==========     =========         ===========
Stockholder's equity............  $   630.0    $     853.9    $     865.6    $    751.0     $   745.6         $     605.9
                                  =========    ===========    ===========    ==========     =========         ===========

/(1)/ Real estate-related investment losses adversely impacted total revenue and net loss for 1995. These losses reflect a change in our strategy with respect to our real estate-related investments resulting from the January 4, 1996 acquisition of Kemper by the Zurich-led investor group.


/(2)/ The consolidated information presented as of the acquisition on January 4, 1996 is accounted for using the purchase method of accounting.

                         [TO BE UPDATED BY AMENDMENT]

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

We recorded net income of $44.9 million in 1999, compared with net income of $65.1 million in 1998 and $38.7 million in 1997. The decrease in net income in 1999, compared with 1998, was due to a significant decrease in net realized investment results, offset by an increase in operating earnings before amortization of goodwill.

The following table reflects the components of net income:

         Net income
         (in millions)

                                                                                      Year Ended December 31
                                                                                      ----------------------
                                                                                 1999          1998              1997
                                                                                 ----          ----              ----
         Operating earnings before amortization of goodwill..............    $   63.8     $      44.1     $        47.2
         Amortization of goodwill........................................       (12.7)          (12.7)            (15.3)
         Net realized investment gains (losses)..........................        (6.2)           33.7               6.8
                                                                            ---------     -----------     -------------
             Net income..................................................    $   44.9     $      65.1     $        38.7
                                                                            =========     ===========     =============

The following table reflects the major components of net realized investment results included in net income above.

         Realized investment results, after tax
         (in millions)
                                                                                      Year Ended December 31
                                                                                      ----------------------
                                                                                 1999          1998              1997
                                                                                 ----          ----              ----
         Real estate-related gains.......................................     $     2.7     $    26.9        $     12.8
         Fixed maturities and write-downs................................          (6.3)          1.4              (6.7)
         Trading account securities......................................          (4.7)          1.7                --
         Other gains, net................................................           2.1           3.7               0.7
                                                                              ---------     ---------        ----------
             Total.......................................................     $    (6.2)    $    33.7        $      6.8
                                                                              =========     =========        ==========

The real estate-related gains over the last three years reflect our adoption of Zurich's strategy for disposition of real estate-related investments. This strategy to reduce exposure to real estate-related investments, as well as improving real estate market conditions in most areas of the country, generated the real estate-related gains during the last three years. Net realized investment losses on fixed maturities in 1999 were primarily the result of rising interest rates throughout the year leading to lower market values in fixed maturity investments. Net realized investment gains on fixed maturities in 1998 were offset by other-than-temporary declines in value of certain U.S. dollar denominated fixed maturity investments which had significant exposure to countries in Southeast Asia, as well as other U.S. dollar denominated securities that had other-than-temporary declines in value in 1998. The net realized investment losses on fixed maturities generated in 1997 arose primarily from the sales of lower yielding U.S. Treasury bonds, collateralized mortgage obligations and corporate bonds, related to ongoing repositionings of our fixed maturity investment portfolio. We reinvested the proceeds from the repositionings, together with cash and short-term investments, into higher yielding corporate bonds and asset-backed securities in 1997.

We used trading account securities to manage our reinsurance strategy on the BOLI product. Effective November 1, 1998, we changed the methodology used to determine the increase to the FWA and a substantial portion of this liability was marked-to-market based predominately upon the total return of the Government Bond Division of KILICO's Variable Series I Separate Account. We also placed assets supporting the FWA in a segmented portfolio and classified this asset segment as "trading" under Statement of Financial Standards No. 115 ("FAS 115") at December 31, 1998 and through November 30, 1999. During 1998, we recorded a net realized capital gain of $2.8 million upon transfer of these assets to the trading portfolio as required by FAS 115. we recorded realized capital losses of $7.3 million and $0.2 million related to the changes in fair values of this portfolio during 1999 and 1998, respectively. Due to a change in the reinsurance strategy related to the BOLI product, effective December 1, 1999, we no longer marked-to-market a portion of the FWA liability and therefore no longer designated the related portion of assets as "trading". As a result, changes in fair value to the FWA and the assets supporting the FWA no longer flow through our operating results.

Other realized investment gains, net, relate primarily to the sale of equity securities as we took advantage of favorable market conditions.

Operating earnings before the amortization of goodwill increased to $63.8 million in 1999, compared with $44.1 million in 1998, primarily due to:

     . an increase in spread revenue (investment income earned less interest credited),

     .   an increase in separate account fees and charges,

     .   a decrease in claims incurred and other policyholder benefits,

     . a decrease in the amortization of insurance acquisition costs and value of business acquired, offset by

     . an increase in commissions and operating expenses, net of the deferral of insurance acquisition costs.

Operating earnings before the amortization of goodwill decreased to $44.1 million in 1998, compared with $47.2 million in 1997, primarily due to:

     .   a decrease in separate account fees and charges,

     .   an increase in commissions and operating expenses,

     . an increase in the amortization of insurance acquisition costs, offset by

     .   a decrease in taxes, licenses and fees,

     .   an increase in the deferral of insurance acquisition costs, and

     .   a decrease in the amortization of the value of business acquired.

The following table reflects our sales.

         Sales
         (in millions)
                                                                                      Year Ended December 31
                                                                                      ----------------------
                                                                                 1999          1998              1997
                                                                                 ----          ----              ----
Annuities:
         General account.................................................     $     383.8   $      179.9   $      145.7
         Separate account................................................           468.9          300.4          259.8
                                                                              -----------   ------------   ------------
             Total annuities.............................................           852.7          480.3          405.5
                                                                              -----------   ------------   ------------
Life Insurance:
         Separate account bank-owned variable universal life ("BOLI")             1,622.0        1,501.0        2,700.0
         Separate account variable universal life........................            39.1           22.0            8.6
         Term life.......................................................            21.9           22.4           22.2
         Interest-sensitive life.........................................             0.7             .2             --
                                                                              -----------   ------------   ------------
             Total life..................................................         1,683.7        1,545.6        2,730.8
                                                                              -----------   ------------   ------------
               Total sales...............................................     $   2,536.4   $    2,025.9   $    3,136.3
                                                                              ===========   ============   ============

Sales of annuity products consist of total deposits received, which are not recorded as revenue within the consolidated statements of operations. Our general account annuity sales increased $203.9 million in 1999 when compared with 1998. This increase is primarily due to strong sales of the new variable annuity product introduced in the second half of 1998 that offers both a variable and a fixed option, including dollar cost averaging.

Total separate account annuity (variable) sales increased $168.5 million in 1999, compared with 1998, also due to strong sales of the new variable annuity product mentioned earlier. The increase in variable annuity sales in 1998, compared with 1997, was due, in part, to the addition of new separate account investment fund options, the addition of new investment fund managers, a strong overall underlying stock and bond market and the new variable annuity product introduced during 1998.

Sales of variable annuities increase administrative fees earned. In addition, they pose minimal investment risk for us, as policyholders direct their premium to one or more subaccounts that invest in underlying investment funds which invest in stocks and bonds. We believe that the increase in our financial strength and performance ratings in 1999, together with our association with Zurich, will continue to assist in our future sales efforts.

In 1997, we introduced several non-registered variable universal life insurance contracts, BOLI and a series of individual universal life insurance contracts. Sales of BOLI increased $121.0 million to $1,622.0 million in 1999, compared with $1,501.0 million in 1998. Sales of individual variable universal life insurance increased $17.1 million to $39.1 in 1999, compared with $22.0 million in 1998. Strong sales for these products continue due to favorable tax treatment afforded these products as well as the opportunity for potentially higher returns for contractholders. Sales of these separate account variable products, like variable annuities, pose minimal investment risk for us as policyholders also direct their premium to one or more subaccounts that invest in underlying investment funds which invest in stocks and bonds. We receive premium tax and DAC tax expense loads from certain contractholders, as well as administrative fees and cost of insurance charges. These fees and charges compensate us for providing life insurance coverage to the contractholders potentially in excess of their cash surrender values. Face amount of new variable universal life insurance business issued amounted to $16.6 billion in 1999, compared with $7.7 billion in 1998 and $59.6 billion in 1997. The decrease in face amount issued in 1999 and 1998, compared with 1997 is due to a significant portion of renewal premiums in 1999 and 1998 and higher funded policies issued in 1999 and 1998, compared to those issued in 1997.

In 1999, 1998 and 1997 we assumed $21.3 million, $21.6 million and $21.1 million, respectively, of term life insurance premiums from FKLA. Excluding the amounts assumed from FKLA, our total term life sales, including new and renewal premiums, amounted to $677 thousand in 1999, compared with $846 thousand in 1998 and $1.1 million in 1997.

Spread revenue increased in 1999 compared with 1998 and 1997 due to a more modest decrease in investment income than in interest credited. Investment income decreased in 1999, compared with 1998 and 1997 due to several factors. These factors include a decrease in cash and invested assets from the 1998 and 1997 levels, reflecting the surrender and withdrawal activity during the last three years, dividends paid to Kemper during 1999 and 1998 and the reinvestment of 1998 sales proceeds and collateralized mortgage obligation ("CMO") prepayments at lower yields due to the lower interest rate environment in 1998. Net investment income was also negatively impacted by the placement of a real estate-related investment on non-accrual status effective January 1, 1999. With overall interest rates increasing during 1999, sales proceeds, maturities and prepayments were reinvested at higher yields during 1999.

The decrease in interest credited in 1999, compared with 1998 and 1997, was primarily due to a decrease in policyholder liabilities resulting from surrender and withdrawal activity over the last three years and a decrease in crediting rates during 1999 and 1998.

Investment income was also reduced over the last three years reflecting purchase accounting adjustments related to the amortization of premiums on fixed maturity investments. Under purchase accounting, the fair value of our fixed maturity investments as of January 4, 1996, the date Kemper was acquired by Zurich, became our new cost basis in the investments. The difference between the new cost basis and original par is then amortized against investment income over the remaining effective lives of the fixed maturity investments. As a result of the interest rate environment as of January 4, 1996, the market value of our fixed maturity investments was approximately $133.9 million greater than original par. Premium amortization decreased investment income by approximately $7.8 million in 1999, compared with $14.4 million in 1998 and $15.3 million in 1997.

Administrative fees received from our separate account products of $46.1 million in 1999, compared with $38.3 million and $31.0 million in 1998 and 1997, respectively, are included in separate account fees and charges. Administrative fee revenue increased in each of the last three years due to growth in average separate account assets.

Cost of insurance ("COI") charges related to variable universal life insurance, primarily BOLI, of $167.9 million, $167.6 million and $27.6 million in 1999, 1998 and 1997, respectively, are also included in separate account fees and charges. Of these COI charges, $166.4 million, $175.5 million and $24.3 million were ceded, respectively, to a Zurich affiliated company, Zurich Insurance Company, Bermuda Branch ("ZICBB"), formerly ZC Life Reinsurance Limited. In 1998, we ceded in excess of 100 percent of the COI charges received due to changes to the reinsurance agreement. Separate account fees and charges in 1999, 1998 and 1997 also include BOLI-related premium tax expense loads of $26.8 million, $29.1 million and $51.1 million, respectively.

Other income includes surrender charge revenue of $5.0 million in 1999, compared with $4.0 million and $5.2 million in 1998 and 1997, respectively. The increase in surrender charge revenue in 1999, compared with 1998, reflects the increased policyholder surrender and withdrawal activity in the separate accounts during 1999, compared with 1998. Similarly, the decrease in surrender charge revenue in 1998, compared with 1997, reflects the decrease in total general account policyholder surrenders and withdrawals during 1998, compared with 1997.

         Policyholder surrenders, withdrawals and death benefits
         (in millions)

                                                              1999            1998            1997
                                                              ----            ----            ----
         General account.................................   $     564.2   $      645.5   $      703.1
         Separate account................................         399.8          260.9          236.2
                                                            -----------   ------------   ------------
             Total.......................................   $     964.0   $      906.4   $      939.3
                                                            ===========   ============   ============

Reflecting the current interest rate environment and other competitive market factors, we adjust our crediting rates on interest-sensitive products over time in order to manage spread revenue and policyholder surrender and withdrawal activity. We can also improve spread revenue over time by increasing investment income.

General account surrenders, withdrawals and death benefits decreased $81.3 million in 1999, compared with 1998, reflecting a decrease in death benefits as well as a decrease in overall surrenders and withdrawals.

Separate account surrenders, withdrawals and death benefits increased $138.9 million in 1999, compared with 1998. A partial withdrawal on a BOLI contract of $39.8 million in 1999 contributed to this increase. The remaining increase is primarily due to the growth of assets under management in the separate account and a related increase in surrenders and withdrawals as contractholders seek alternative investment options during a period of strong market performance.

The trend of decreasing policyholder surrenders, withdrawals and death benefits in the general account and increasing in the separate account reflects a shift in assets under management from the general account to the separate account over the past three years. This shift, in turn, reflects our increased emphasis on marketing our existing and new separate account products.

Taxes, licenses and fees primarily reflect premium taxes on BOLI. Excluding the taxes due on BOLI, for which we received a corresponding expense load in separate account fees and other charges, taxes, licenses and fees amounted to $3.4 million in 1999, compared with $1.5 million in 1998 and $1.5 million in 1997.

Commission expense was higher in 1999, compared with both 1998 and 1997, due to an increase in total sales.

Operating expenses increased slightly in 1999, to $46.0 million, compared with $44.6 million and $36.8 million in 1998 and 1997, respectively. Operating expenses increased in 1998, compared with 1997, as a result of staffing for new business initiatives, an increase in various outside consulting fees, an increase in printing and stationary expenses for sales materials and an increase in data processing expenses.

Data processing expenses related to bringing our systems in compliance with the year 2000 amounted to $0.6 million in 1999 and $1.3 million in 1998.

The deferral of insurance acquisition costs in 1999, 1998 and 1997 positively impacted our data processing expenses. The deferral of insurance acquisition costs increased in 1999, compared with both 1998 and 1997, reflecting an increase in commissions expense and operating expenses related directly to the increased production of new business over the last several years.

A decrease in the amortization of deferred insurance acquisition costs in 1999, compared with 1998, positively impacted our operating earnings. This decrease was primarily due to significant appreciation in our separate account assets due to rising equity markets during 1999, as well as realized capital losses on post-purchase investments during 1999, compared with realized capital gains on post-purchase investments during 1998. Appreciation in separate account assets increases estimated future gross profits, shifting amortization to later years. Realized capital losses on post-purchase investments decreases current gross profits and defers amortization into future periods. Realized capital gains on post-purchase investments increases current gross profits and accelerates amortization in the current period. The lower amortization in 1997 reflects a smaller deferred insurance acquisition cost asset in 1997. The deferred insurance acquisition cost asset was $159.7 million, $91.5 million and $59.5 million at December 31, 1999, 1998 and 1997, respectively.

Deferred insurance acquisition costs, and their related amortization, for policies sold prior to January 4, 1996 have been replaced under purchase accounting by the value of business acquired. The value of business acquired reflects the present value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. The amortization of the value of business acquired is calculated assuming an interest rate equal to the liability or contract rate on the value of the business acquired. Deferred insurance acquisition costs are established on all new policies sold after January 4, 1996.

The amortization of the value of business acquired decreased in 1999, compared with 1998, as a result of:

     . significant appreciation in separate account assets, which increases estimated future gross profits and shifts amortization to later years,

     . a decreasing block of business previously acquired, resulting in less amortization as gross profits on this business decrease, and

     . a significant decrease in realized investment results on pre-purchase investments.

The significant realized capital gains in 1998 increased gross profits for that period and accelerated the amortization of the value of business acquired during 1998.

The difference between the cost of acquiring KILICO and the net fair value of our assets and liabilities as of January 4, 1996 was recorded as goodwill. During 1996, we began to amortize goodwill on a straight-line basis over twenty-five years. In December of 1997, we changed our amortization period to twenty years in order to conform to Zurich's accounting practices and policies. As a result of the change in amortization periods, we recorded an increase in amortization expense of $5.1 million during 1997.

Operations by Business Segment

In June 1997, the Financial Accounting Standards Board ("the FASB") issued Statement of Financial Accounting Standards No. 131 ("FAS 131"), Disclosures about Segments of an Enterprise and Related Information. FAS 131 establishes standards for how to report information about operating segments. It also establishes standards for related disclosures about products and services, geographic areas and major customers.

KILICO, FKLA, ZLICA, and FLA operate under the trade name Zurich Kemper Life. Zurich Kemper Life is segregated by Strategic Business Unit ("SBU"). Our SBU concept has each SBU concentrate on a specific customer market. The SBU is the focal point of Zurich Kemper Life, because it is at the SBU level that Zurich Kemper Life can clearly identify customer segments and then work to understand and satisfy the needs of each customer. For purposes of operating segment disclosure, Zurich Kemper Life includes the operations of Zurich Direct, Inc., an affiliated direct marketing life insurance agency and excludes FLA, as it is owned by its policyholders.

Zurich Kemper Life is segregated into the Life Brokerage, Financial, Retirement Solutions Group ("RSG") and Direct SBUs. The SBUs are not managed at the legal entity level, but rather at the Zurich Kemper Life level. Since Zurich Kemper Life's SBUs cross legal entity lines, as certain similar products are sold by more than one legal entity, this Prospectus discusses results of operations related solely to KILICO. The vast majority of our business is derived from the Financial and RSG SBUs. The contributions of Zurich Kemper Life's SBUs to combined revenues, operating results and certain balance sheet data pertaining thereto, are shown in the Notes to Consolidated Financial Statements.

The principal products and markets of the Financial and RSG SBUs are as follows:

Financial: The Financial SBU focuses on a wide range of products that provide for the accumulation, distribution and transfer of wealth and primarily includes variable and fixed annuities, variable universal life and bank-owned life insurance. These products are distributed to consumers through financial intermediaries such as banks, brokerage firms and independent financial planners. Institutional business includes BOLI and funding agreements (included in FKLA).

RSG: The RSG SBU has a sharp focus on its target customer. This SBU markets fixed and variable annuities to K-12 schoolteachers, administrators, and healthcare workers, along with college professors and certain employees of selected non-profit organizations. This target market is eligible for what the IRS designates as retirement-oriented savings or investment plans that qualify for special tax treatment.

INVESTMENTS

Our principal investment strategy is to maintain a balanced, well-diversified portfolio supporting the insurance contracts written. We make shifts in our investment portfolio depending on, among other factors:

     .   our evaluation of risk and return in various markets,

     . consistency with our business strategy and investment guidelines approved by the board of directors,

     .   the interest rate environment,

     .   liability durations, and

     .   changes in market and business conditions.

Invested assets and cash
(in millions)
                                                                          December 31                   December 31
                                                                             1999                          1998
                                                                             ----                          ----
Cash and short-term investments..............................      $      54             1.4%     $     72             1.7%
Fixed maturities:
   Investment-grade:
      NAIC(1) Class 1........................................          2,164            56.5         2,663            63.7
      NAIC(1) Class 2........................................            994            25.9           724            17.3
Below investment grade (NAIC classes 3 through 6):

Performing...................................................            118             3.1            96             2.3
Trading account securities...................................             --            --             102             2.4
Joint venture mortgage loans.................................             67             1.8            66             1.6
Third-party mortgage loans...................................             64             1.7            76             1.8
Other real estate-related investments                                     21             0.5            22             0.5
Policy loans.................................................            262             6.8           271             6.5
Equity securities............................................             62             1.6            67             1.6
Other    ....................................................             25             0.7            24             0.6
                                                                   ---------       ---------      --------      ----------
Total(2).....................................................      $   3,831           100.0%     $  4,183           100.0%
                                                                   =========       ==========     ========      ==========

(1) National Association of Insurance Commissioners ("NAIC"). --Class 1 = A-and above
         --Class 2 = BBB-through BBB+

(2) See the note captioned "Financial Instruments--Off-Balance-Sheet Risk" in the notes to the consolidated financial statements.

Fixed maturities

We are carrying our fixed maturity investment portfolio, which we consider available for sale, at estimated fair value. The aggregate unrealized appreciation or depreciation is recorded as a component of accumulated other comprehensive income, net of any applicable income tax expense. The aggregate unrealized depreciation on fixed maturities at December 31, 1999 was $121.2 million, compared with unrealized appreciation of $61.3 million at December 31, 1998. We do not record tax benefits related to aggregate unrealized depreciation on investments. Fair values are sensitive to movements in interest rates and other economic developments and can be expected to fluctuate, at times significantly, from period to period.

At December 31, 1999, investment-grade fixed maturities, cash and short-term investments accounted for 83.8 percent of our invested assets and cash, compared with 82.7 percent at December 31, 1998. Approximately 45.9 percent of our NAIC Class 1 bonds were rated AAA or equivalent at year-end 1999, compared with 53.4 percent at December 31, 1998.

Approximately 20.0 percent of our investment-grade fixed maturities at December 31, 1999 were mortgage-backed securities, down from 28.0 percent at December 31, 1998, due to sales and paydowns during 1999. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. We have not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. Our mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid. We plan to continue to reduce our holding of such investments over time.

Approximately 16.8 percent and 15.4 percent of our investment-grade fixed maturities at December 31, 1999 and 1998, respectively, consisted of corporate asset-backed securities. Home equity loans (24.0%), commercial mortgage-backed securities (22.8%), manufactured housing loans (12.5%), other commercial assets (11.3%), and collateralized loan and bond obligations (10.6%) backed the majority of our investment in asset-backed securities.

Future investment income from mortgage-backed securities and other asset-backed securities may be affected by the timing of principal payments and the yields on reinvestment alternatives available at the time of such payments. As a result of purchase accounting adjustments to fixed maturities, we carry most of our mortgage-backed securities at a premium over par. Prepayment activity, resulting from a decline in interest rates on such securities purchased at a premium, would accelerate the amortization of the premiums. Accelerated amortization would result in reductions of investment income related to mortgage-backed securities.

At December 31, 1999 and 1998, we had unamortized premiums and discounts related to mortgage-backed and asset-backed securities as follows (in millions):

                                                                                   December 31
                                                                                   -----------
                                                                             1999               1998
                                                                             ----               ----
Unamortized premiums..................................................      $   11.6          $     15.8
                                                                            ========          ==========
Unamortized discounts.................................................      $    6.5          $      4.6
                                                                            ========          ==========

Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method. This method considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of these securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income.

The table below provides information about our mortgage-backed and asset-backed securities that are sensitive to changes in interest rates. The expected maturity dates have been calculated on a security by security basis using prepayment assumptions obtained from a survey conducted by a securities information service. These assumptions are consistent with the current interest rate and economic environment.

                             Carrying                                                                            Fair Value
                             Value at                                                                                at
                            December 31,                  Expected Maturity Date                                 December 31,
                                                          ----------------------
     (in millions)             1999        2000        2001        2002         2003       2004   Thereafter        1999
     -------------             ----        ----        ----        ----         ----       ----   ----------        ----
Fixed Maturities:
   Mortgage-backed bonds..  $  630.4      $  19.6     $ 21.6     $ 47.3    $   149.5    $  135.2  $    257.2      $  630.4
       Average yield......      6.61%        6.61%      6.63%      6.63%        6.67%       7.09%       7.14%         6.61%
   Asset-backed bonds.....  $  409.8      $  11.4     $ 27.0     $ 33.6    $    48.8    $   39.0  $    250.0      $  409.8
       Average yield......      7.11%        7.17%      7.25%      7.18%        7.16%       7.34%       7.60%         7.11%
   CMBs...................  $  120.7      $    --     $   --     $   --    $      --    $     --  $    120.7      $  120.7
     Average yield........      6.75%        6.75%      6.75%      6.75%        6.75%       6.75%       6.73%         6.75%
                            $1,160.9                                                                              $1,160.9

                             Carrying                                                                            Fair Valuealue
                             Value at                                                                                at  at
                            December 31,                  Expected Maturity Date                                 December 31, 31,
                                                          ----------------------
     (in millions)             1998        1999        2000        2001         2002       2003   Thereafter        1998
     -------------             ----        ----        ----        ----         ----       ----   ----------        ----
Fixed Maturities:
   Mortgage-backed bonds..  $  946.7      $ 137.2    $  85.7    $  48.3   $     47.7    $  149.6  $    478.2      $  946.7
      Average yield.......      6.45%        6.46%      6.42%      6.43%        6.42%       6.42%       6.42%         6.45%
   Asset-backed bonds.....  $  407.4      $  17.9    $  36.1    $  49.8   $     36.1    $   31.9  $    235.6      $  407.4
      Average yield.......      6.67%        6.73%      6.75%      6.82%        6.90%       6.90%       6.95%         6.67%
   CMB....................  $  115.5      $   1.3    $   1.2    $   1.4   $      1.5    $   12.3  $     97.8      $  115.5
     Average yield........      6.25%        6.28%      6.28%      6.28%        6.28%       6.28%       6.28%         6.25%
                            --------                                                                              --------
                            $1,469.6                                                                              $1,469.6
                            ========                                                                              ========

The current weighted average maturity of the mortgage-backed and asset-backed securities at December 31, 1999, is 4.5 years. A 200 basis point increase in interest rates would extend the weighted average maturity by approximately .26 of a year, while a 200 basis point decrease in interest rates would decrease the weighted average maturity by approximately .93 of a year.

The weighted average maturity of the mortgage-backed and asset-backed securities at December 31, 1998, was 4.0 years. A 200 basis point increase in interest rates would have extended the weighted average maturity by approximately .65 of a year, while a 200 basis point decrease in interest rates would have decreased the weighted average maturity by approximately 1.45 years.

Below investment-grade securities holdings (NAIC classes 3 through 6), representing securities of 48 issuers at December 31, 1999, totaled 3.1 percent of cash and invested assets at December 31, 1999 and 2.3 percent at December 31, 1998. Below investment-grade securities are generally unsecured and often subordinated to other creditors of the issuers. These issuers may have relatively higher levels of indebtedness and be more sensitive to adverse economic conditions than investment-grade issuers. Our strategy of limiting exposure to below investment-grade securities takes into account the more conservative nature of today's consumer and the resulting demand for higher-quality investments in the life insurance and annuity marketplace.

Real estate-related investments

Our $151.6 million real estate-related portfolio consists of joint venture and third-party mortgage loans and other real estate-related investments. The real estate-related portfolio constituted 3.9 percent of cash and invested assets at December 31, 1999, compared with $164.4 million, or 3.9 percent, at December 31, 1998. The decrease in real estate-related investments during 1999 was primarily due to sales and loan paydowns.

As reflected in the "Real estate portfolio" table below, we have continued to fund both existing projects and legal commitments. The future legal commitments were $29.8 million at December 31, 1999. This amount represented a net decrease of $34.6 million since December 31, 1998, primarily due to the cancellation of several standby financing commitments in 1999. As of December 31, 1999, we expect to fund approximately $0.1 million of these legal commitments, along with providing capital to existing projects. The disparity between total legal commitments and the amount expected to be funded relates principally to standby financing arrangements that provide credit enhancements to certain tax-exempt bonds. We do not currently expect to fund these commitments. We consider total legal commitments, along with estimated working capital requirements, in our evaluation of reserves and write-downs.

Excluding the $0.9 million of net equity investments in joint ventures, our real estate loans totaled $150.7 million at December 31, 1999, after reserves and write-downs. Of this amount, $74.4 million are on accrual status with a weighted average interest rate of approximately 7.85 percent. Of these accrual loans:

     . 15.6 percent have terms requiring current periodic payments of their full contractual interest and

     . 84.4 percent require only partial payments or payments to the extent of borrowers' cash flow.

The equity investments in real estate at December 31, 1999 consisted of our other equity investments in joint ventures. These equity investments include KILICO's share of periodic operating results. As an equity owner or affiliate of an equity owner, we have the ability to fund, and historically has elected to fund, operating requirements of certain joint ventures.

Real estate portfolio
(in millions)

                                                                                  Other Real Estate-
                                                          Mortgage Loans         Related Investments
                                                          --------------         -------------------
                                                        Joint       Third-     Other          Equity
                                                       venture      Party     Loans(2)      Investments       Total
                                                       -------      -----     -------       -----------       -----
Balance at December 31, 1998..........................  $  65.8     $ 76.5    $  20.9      $    1.2       $   164.4 (1)
Additions (deductions):
Fundings..............................................      0.3         --         --            --             0.3
Interest added to principal...........................      3.5        0.4         --            --             3.9
Sales/paydowns/distributions..........................     (2.4)     (13.0)      (4.2)         (0.5)          (20.1)
Operating gain........................................       --         --         --           0.1             0.1
Net realized investments gains........................      0.8        3.3         --           0.1             4.2 (3)
Other transactions, net...............................     (0.8)      (3.3)       2.9            --            (1.2)(3)
                                                        -------     ------    -------      --------       ---------
Balance at December 31, 1999..........................  $  67.2     $ 63.9    $  19.6      $    0.9       $   151.6 (4)
                                                        =======     ======    =======      ========       =========

/(1)/ Net of $25.3 million reserve and write-downs. Excludes $8.7 million of real estate-related accrued interest.

/(2)/ The other real estate loans were notes receivable evidencing financing, primarily to joint ventures. We issued these loans generally to provide financing for Kemper's or KILICO's joint ventures for various purposes.

/(3)/ Included in this amount is $2.9 million of contingent interest payments related to a 1995 real estate sale. These payments were recorded as realized investment gains and then deducted from other transactions because they did not affect the carrying value.

/(4)/ Net of $23.7 million reserve and write-downs. Excludes $0.6 million of real estate-related accrued interest.

Real estate concentrations and outlook

Our real estate portfolio is distributed by geographic location and property type. However, we have concentration exposures in certain states and in certain types of properties. In addition to these exposures, we also have exposures to certain real estate developers and partnerships.

As a result of our ongoing strategy to reduce our exposure to real estate-related investments, as of December 31, 1999, we had investments in three projects that accounted for approximately 92.3 percent of our $151.6 million real estate-related portfolio.

The largest of these investments at December 31, 1999 amounted to $63.9 million and consisted of second mortgages on nine hotel properties, one office building, and one retail property. Patrick M. Nesbitt or his affiliates, a third-party real estate developer, have ownership interests in these properties. These properties are geographically dispersed and the current market values of the underlying properties substantially exceed the balances due on our mortgages. These loans are on accrual status.

Our loans to a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens, amounted to $55.4 million at December 31, 1999. The MLP's underlying investment primarily consists of a water development project located in California's Sacramento River Valley. This project is currently in the final stages of a permit process with various Federal and California State agencies which will impact the long-term economic viability of the project. Loans to the MLP were placed on non-accrual status at the beginning of 1999 to ensure that book value of the MLP did not increase over net realizable value.

The remaining significant real estate-related investment amounted to $20.7 million at December 31, 1999 and consisted of various zoned and unzoned residential and commercial lots located in Hawaii. Due to certain negative zoning restriction developments in January 1997 and a continuing economic slump in Hawaii, we have placed these real estate-related investments on nonaccrual status. We are currently pursuing the zoning of all remaining unzoned properties, as well as pursuing steps to sell all remaining zoned properties. However, due to the state of Hawaii's economy, which has lagged behind the economic expansion of most of the rest of the United States, we anticipate that it could be several additional years until we completely dispose of all investments in Hawaii.

We evaluate our real estate-related investments (including accrued interest) using an estimate of the investments observable market price, net of estimated selling costs. Because our real estate review process includes estimates involving changing economic conditions and other factors, there can be no assurance that current estimates will prove accurate over time. Our real estate-related investments are expected to continue to decline further through future sales and paydowns. Our net income could be reduced in future periods if:

     . real estate market conditions worsen in areas where our portfolio is located,

     .  Kemper's and KILICO's plans with respect to certain projects change, or

     .  necessary construction or zoning permits are not obtained.

Our only troubled real estate-related investments were loans on nonaccrual status, before reserves and write-downs, totaling $98.3 million and $37.4 million at December 31, 1999 and 1998, respectively. We do not accrue interest on real estate-related investments when we judge that the likelihood of interest collection is doubtful. Loans on nonaccrual status after reserves and write-downs amounted to $76.3 million and $31.8 million at December 31, 1999 and 1998, respectively. The increase in nonaccrual loans in 1999, compared with 1998, is due to the previously discussed placement of loans to the MLP on nonaccrual status at the beginning of 1999.

Net investment income

Our pre-tax net investment income totaled $264.6 million in 1999, compared with $273.5 million in 1998 and $296.2 million in 1997. This includes our share of the operating losses from equity investments in real estate consisting of other income less depreciation, interest and other expenses. Such operating results exclude interest expense on loans that are on nonaccrual status. As previously discussed, purchase accounting adjustments negatively impacted our net investment income in 1999, 1998 and 1997.

Our total foregone investment income before tax on both nonperforming fixed maturity investments and nonaccrual real estate-related investments was as follows:

Foregone investment income
(dollars in millions)

                                                                                     Year Ended December 31
                                                                                     ----------------------
                                                                                1999         1998            1997
                                                                                ----         ----            ----
         Fixed maturities.............................................      $     --       $  0.3        $    0.5
         Real estate-related investments..............................           9.9          3.2             3.9
                                                                            --------       ------        --------
               Total..................................................      $    9.9       $  3.5        $    4.4
                                                                            ========       ======        ========

Foregone investment income from the nonaccrual of real estate-related investments is net of our share of interest expense on these loans excluded from our share of joint venture operating results. Any increase in nonperforming securities, and either worsening or stagnant real estate conditions, would increase the expected adverse effect on our future investment income and realized investment results.

Realized investment results

Net income reflects after-tax realized investment losses of $6.2 million in 1999, and after-tax realized investment gains of $33.7 million and $6.8 million in 1998 and 1997, respectively. Trading account security losses of $4.7 million in 1999 are included in the after-tax realized investment losses. As previously discussed, we segregated a portion of our General Account investment portfolio in the first eleven months of 1999 into a "trading" account under FAS 115. FAS 115 requires that assets held in a trading account must be valued at fair value, with changes in fair value flowing through the income statement as realized capital gains and losses. Also, as previously discussed, effective December 1, 1999, we no longer segregated our General Account investment portfolio as "trading". As a result, all investments previously designated as "trading" are currently classified as available for sale and changes in fair value to the FWA and the assets supporting the FWA no longer flow through our operating results.

Unrealized gains and losses on fixed maturity investments that are available for sale are not reflected in our net income. These changes in unrealized value are recorded as a component of accumulated other comprehensive income, net of any applicable income taxes. However, and to the extent, a fixed maturity investment suffers an other-than-temporary decline in value, the security is written down to net realizable value, and the write-down adversely impacts net income.

We regularly monitor our investment portfolio and as part of this process review our assets for possible impairments of carrying value. Because the review process includes estimates involving changing economic conditions and other factors, there can be no assurance that current estimates will prove accurate over time.

We have established a valuation allowance to reduce the deferred tax asset for investment losses to a net realizable amount. The valuation allowance is evaluated as of each balance sheet date.

Interest rates

Interest rates remained relatively stable during 1997, before declining in 1998. During 1998, the Federal Open Market Committee lowered interest rates three times. This trend was reversed in 1999 when the Federal Open Market Committee raised rates three times over the course of the year, resulting in a flatter yield curve due to higher short-term interest rates.

When maturing or sold investments are reinvested at lower yields in a low interest rate environment, we can adjust our crediting rates on fixed annuities and other interest-bearing liabilities. However, competitive conditions and contractual commitments do not always permit the reduction in crediting rates to fully or immediately reflect reductions in investment yield. This can result in narrower spreads.

A rising interest rate environment can increase net investment income as well as contribute to both realized and unrealized fixed maturity investment losses. A declining interest rate environment can decrease net investment income as well as contribute to both realized and unrealized fixed maturity investment gains. Also, lower renewal crediting rates on annuities, compared with competitors' higher new money crediting rates, have influenced certain annuity holders to seek alternative products. We mitigate this risk somewhat by charging surrender fees, which decrease over time, when annuity holders withdraw funds prior to maturity on certain annuity products. However, approximately 36 percent of our fixed and variable annuity liabilities as of December 31, 1999, were no longer subject to significant surrender fees.

LIQUIDITY AND CAPITAL RESOURCES

We carefully monitor cash and short-term investments to maintain adequate balances for timely payment of policyholder benefits, expenses, taxes and policyholder's account balances. In addition, regulatory authorities establish minimum liquidity and capital standards. The major ongoing sources of our liquidity are deposits for fixed annuities, premium income, investment income, separate account fees, other operating revenue and cash provided from maturing or sold investments.

Ratings

Ratings are an important factor in establishing the competitive position of life insurance companies. Rating organizations continue to review the financial performance and condition of life insurers and their investment portfolios, including us. Any reductions in our claims-paying ability or financial strength ratings could result in our products being less attractive to consumers. Any reductions in our parent's ratings could also adversely impact our financial flexibility.

Ratings reductions for Kemper or its subsidiaries and other financial events can also trigger obligations to fund certain real estate-related commitments to take out other lenders. In such events, those lenders can be expected to renegotiate their loan terms, although they are not contractually obligated to do so.

Each rating is subject to revision or withdrawal at any time by the assigning organization and should be evaluated independently of any other rating.

During 1999, we received rating upgrades from both A.M. Best and Standard & Poor's, primarily due to the perceived long-term strategic benefit of the merger and the increased financial strength of Zurich and Zurich Kemper Life.

Stockholder's equity

Stockholder's equity totaled $630.0 million at December 31, 1999, compared with $853.9 million at December 31, 1998 and $865.6 million at December 31, 1997. The decrease in stockholder's equity in 1999 was primarily due to a decrease in accumulated other comprehensive income (loss) of $153.8 million and dividends of $115.0 million paid to Kemper, offset by net income of $44.9 million. The decrease in accumulated other comprehensive income (loss) was primarily related to unrealized depreciation of our fixed maturity investment portfolio due to rising interest rates during 1999. The decrease in stockholder's equity in 1998 was primarily due to dividends of $95.0 million paid to Kemper during 1998. This decrease was offset by 1998 net income of $65.1 million and an increase of $20.3 million in accumulated other comprehensive income. The increase in accumulated other comprehensive income was primarily related to the increase in unrealized appreciation of our fixed maturity investment portfolio due to falling interest rates during 1998.

Emerging issue

In June 1998, the FASB issued Statement of Financial Accounting Standard 133, ("FAS 133") Accounting for Derivative Instruments and Hedging Activities. In June 1999, the FASB issued Statement of Financial Accounting Standard 137, Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133. This statement defers the effective date of FAS 133 to fiscal quarters of fiscal years beginning after June 15, 2000. We have not determined the impact that implementation of FAS 133 would have on our results of operations or financial position. However, we expect that the impact of implementation will not be material.

                         [TO BE UPDATED BY AMENDMENT]

                   KILICO'S DIRECTORS AND EXECUTIVE OFFICERS

            Name and Age
        Position with KILICO                Other Business Experience During
          Year of Election                        Past 5 Years of More
          ----------------                        --------------------
Gale K. Caruso (  )                       President and Chief Executive Officer
President and Chief                       of Federal Kemper Life Assurance
Executive Officer since                   Company ("FKLA"), Fidelity Life
June 1999. Director since                 Association ("FLA"), Zurich Life
July 1999.                                Insurance Company of America ("ZLICA")
                                          and Zurich Direct, Incorporated ("ZD")
                                          since June 1999. Director of FKLA, FLA
                                          and ZLICA since July 1999. Chairman,
                                          President and Chief Executive Officer
                                          of Scudder Canada Investor Services,
                                          Ltd. from 1995 to June 1999. Managing
                                          Director of Scudder Kemper
                                          Investments, Inc. from July 1986 to
                                          June 1999.

Eliane C. Frye (  )                       Executive Vice President of FKLA and
Executive Vice President since            FLA since March 1995. Executive Vice
March 1995. Director since                President of ZLICA and ZD since March
May 1998.                                 1996. Director of FLA since December
                                          1997. Director of FKLA and ZLICA since
                                          May 1998. Director of ZD from March
                                          1996 to March 1997. Director of IBS
                                          and IBSIA since 1995. Senior Vice
                                          President of KILICO, FKLA and FLA from
                                          1993 to 1995. Vice President of FKLA
                                          and FLA from 1988 to 1993.

Frederick L. Blackmon (  )                Senior Vice President and Chief
Senior Vice President and Chief           Financial Officer of FKLA since
Financial Officer since                   December 1995. Senior Vice President
December 1995.                            and Chief Financial Officer of FLA
                                          since January 1996. Senior Vice
                                          President and Chief Financial Officer
                                          of ZLICA and ZD since March 1996.
                                          Director of FLA since May 1998.
                                          Director of ZD from March 1996 to
                                          March 1997. Treasurer and Chief
                                          Financial Officer of Kemper since
                                          January 1996. Chief Financial Officer
                                          of Alexander Hamilton Life Insurance
                                          Company from April 1989 to November
                                          1995.

Russell M. Bostick (  )                   Senior Vice President and Chief
Senior Vice President and Chief           Information Officer of FKLA, FLA,
Information Officer since                 ZLICA and ZD since March 1999. Vice
March 1999.                               President and Chief Information
                                          Officer of FKLA, FLA, KILICO, ZLICA
                                          and ZD from April 1998 to March 1999.
                                          Chief Technology Officer of Corporate
                                          Software & Technology from June 1997
                                          to April 1998. Vice President,
                                          Information Technology Department of
                                          CNA Insurance Companies from January
                                          1995 to June 1997.

James C. Harkensee (  )                   Senior Vice President of FKLA and FLA
Senior Vice President since               since January 1996. Senior Vice
January 1996.                             President of ZLICA and ZD since 1995.
                                          Director of ZD from April 1993 to
                                          March 1997 and since March 1998. Vice
                                          President of ZLICA from 1992 to 1995.
                                          Vice President of ZD from 1994 to
                                          1995.

[TO BE UPDATED BY AMENDMENT]

            Name and Age
        Position with KILICO                  Other Business Experience During
          Year of Election                         Past 5 Years of More
          ----------------                         --------------------

James E. Hohmann (  )                     Senior Vice President of FKLA since
Senior Vice President since               December 1995. Chief Actuary of FKLA
December 1995. Director since             and KILICO from December 1995 to
May 1998.                                 January 1999. Senior Vice President of
                                          FLA since January 1996. Chief Actuary
                                          of FLA from January 1996 to January
                                          1999. Senior Vice President of ZLICA
                                          and ZD since March 1996. Chief Actuary
                                          of ZLICA and ZD from March 1996 to
                                          January 1999. Director of FLA since
                                          June 1997. Director of FKLA and ZLICA
                                          since May 1998. Director of ZD from
                                          March 1996 to March 1997. Managing
                                          Principal (Partner) of Tillinghast-
                                          Towers Perrin from January 1991 to
                                          December 1995.

Edward K. Loughridge (  )                 Senior Vice President and Corporate
Senior Vice President and                 Development Officer of FKLA and FLA
Corporate Development Officer since       since January 1996. Senior Vice
January 1996.                             President and Corporate Development
                                          Officer for ZLICA and ZD since March
                                          1996. Senior Vice President of Human
                                          Resources of Zurich-American Insurance
                                          Group from February 1992 to March
                                          1996.

Debra P. Rezabek (  )                     Senior Vice President of FKLA and FLA
Senior Vice President since 1996.         since March 1996. Corporate Secretary
General Counsel since 1992.               of FKLA and FLA since January 1996.
Corporate Secretary since                 Director of FLA since May 1998. Vice
January 1996.                             President of KILICO, FKLA and FLA
                                          since 1995. General Counsel and
                                          Director of Government Affairs of FKLA
                                          and FLA since 1992 and of KILICO since
                                          1993. Senior Vice President, General
                                          Counsel and Corporate Secretary of
                                          ZLICA and ZD since March 1996.
                                          Director of ZD from March 1996 to
                                          March 1997. Secretary of IBS and IBSIA
                                          since 1993. Director of IBS and IBSIA
                                          from 1993 to 1996. General Counsel and
                                          Assistant Secretary of KILICO, FKLA
                                          and FLA from 1992 to 1996. Assistant
                                          Secretary of Kemper since January
                                          1996.

Edward L. Robbins (  )                    Senior Vice President and Chief
Senior Vice President and Chief           Actuary of FKLA, FLA, ZLICA and ZD
Actuary since March 1999.                 since March 1999. Senior Actuary of
                                          FKLA, FLA, KILICO, ZLICA and ZD from
                                          July 1998 to March 1999. Principal of
                                          KPMG Peat Marwick LLP from May 1984 to
                                          July 1998.

Kenneth M. Sapp (  )                      Senior Vice President of FKLA, FLA and
Senior Vice President since               ZLICA since January 1998. Senior Vice
January 1998.                             President of ZD since March 1998.
                                          Director of IBS since May 1998.
                                          Director of IBSIA since September
                                          1998. Vice President--Aetna Life
                                          Brokerage of Aetna Life & Annuity
                                          Company from February 1992 to January
                                          1998.

George Vlaisavljevich (  )                Senior Vice President of FKLA, FLA and
Senior Vice President since               ZLICA since October 1996. Senior Vice
October 1996.                             President of ZD since March 1997.
                                          Director of IBS and IBSIA since
                                          October 1996. Executive Vice President
                                          of The Copeland Companies from April
                                          1983 to September 1996.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

                                                                                                  Long Term
[TO BE UPDATED BY AMENDMENT]                                                                    Compensation
                                                                Annual Compensation                Awards
                                                                -------------------                ------
                                                                                      Other       Long Term
                                                                                     Annual    Incentive Plan   All Other
Name and                                                                          Compensation     Payouts    Compensation
Principal Position                              Year    Salary ($)   Bonus ($)(2)    ($)(3)        ($)(2)        ($)(4)
------------------                              ----    ----------   ------------    ------        ------        ------
Gale K. Caruso.............................     1999    $   91,636     $   81,120    $  23,088     $  117,600  $        --
Chief Executive Officer/(1)/

John B. Scott..............................     1999       225,960        145,200           --        270,720           --
Chairman of the Board/(1)(5)/                   1998       171,000        134,140           --        213,750       38,326
                                                1997       171,000        112,100           --        239,400       64,089

Frederick L. Blackmon......................     1999       113,420         62,805       20,545         90,630           --
Senior Vice President and Chief                 1998        94,160         63,800           --         78,540        8,977
Financial Officer(1)                            1997        96,300         54,225           --        112,500       19,543

George Vlaisavljevich......................     1999       260,000        152,500           --        208,000           --
Senior Vice President(1)                        1998       260,000        146,000           --        216,600       23,236
                                                1997       252,500        146,000       39,922        243,000        9,165

James E. Hohmann...........................     1999       237,650        141,620           --        190,120           --
Senior Vice President(1)                        1998        88,400         71,175           --         79,560        7,823
                                                1997        79,333         45,500           --         80,150        1,063

/(1)/ Also served in same positions for FKLA, ZLICA and FLA. An allocation of the time devoted to duties as executive officer of KILICO has been made. All compensation items reported in the Summary Compensation Table reflect this allocation.

/(2)/    Annual bonuses are paid pursuant to annual incentive plans.

/(3)/    The amounts disclosed in this column include:

         (a) The taxable benefit from personal use of an employer-provided automobile and certain estate planning services facilitated for executives.

         (b) Relocation expense reimbursements of $18,574 in 1999 for Ms. Caruso and $24,498 for Mr. Vlaisavljevich in 1997.

/(4)/    The amounts in this column include:

         (a) The amounts of employer contributions allocated to the accounts of the named persons under profit sharing plans or under supplemental plans maintained to provide benefits in excess of applicable ERISA limitations. The amounts of the contributions for the 1999 plan year were not available as of the date of this Prospectus.

         (b) Distributions from the Kemper and FKLA supplemental plans.

/(5)/    Served as Chief Executive Officer until June 15, 1999.

             TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information, Table of Contents is: Services to the Separate Account; Performance Information of Subaccounts; State Regulation; Experts; Financial Statements; Report of Independent Accountants; Financial Statements of the Separate Account; Appendix A Table of Historical Hypothetical Accumulation Unit Values and Performance Information; and Appendix B State Premium Tax Chart. The Statement of Additional Information should be read in conjunction with this Prospectus.

[TO BE UPDATED BY AMENDMENT]                       FINANCIAL STATEMENTS

The financial statements of KILICO that are included in this Prospectus should be considered primarily as bearing on our ability to meet our obligations under the Contracts. The Contracts are not entitled to participate in our earnings, dividends or surplus.

                          [To be filed by amendment]

       NOTE: KILICO FINANCIALS FROM DECEMBER 31, 2000 WILL APPEAR HERE.

APPENDIX A

                   ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

      Purchase Payment:                               $40,000
      Guarantee Period:                               5 Years
      Guaranteed Interest Rate:                       5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment may affect the values of a Contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the rate required to be used in the "Summary of Expenses." In these examples, the withdrawal occurs one year after the Date of Issue. The Market Value Adjustment operates in a similar manner for transfers.

The Guarantee Period Value for this $40,000 Purchase Payment is $51,051.26 at the end of the five-year Guarantee Period. After one year, when the withdrawals occur in these examples, the Guarantee Period Value is $42,000.00. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

The Market Value Adjustment will be based on the rate we are then crediting (at the time of the withdrawal) on new Contracts with the same Guarantee Period as the time remaining in your Guarantee Period rounded to the next higher number of complete years. One year after the Purchase Payment there would have been four years remaining in your Guarantee Period.

Example of a Downward Market Value Adjustment

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased one year after the Purchase Payment and we are then crediting 6.5% for a four-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

                        .054 = .075 x 48 x (.065 - .05)

The Market Value Adjustment is a reduction of $2,268.00 from the Guarantee Period Value:

                         2,268.00 = .054 x 42,000.00

The Market Adjusted Value would be:

                      $39,732.00 = $42,000.00 - $2,268.00

If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be 50% of that of the full withdrawal:

                         $1,134.00 = .054 x $21,000.00

The Market Adjusted Value would be:

                      $19,866.00 = $21,000.00 - $1,134.00

Example of an Upward Market Value Adjustment

An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year later and we are then crediting 4% for a four-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

                        -.036 = .075 X 48 X (.04 - .05)

The Market Value Adjustment is an increase of $1,512.00 to the Guarantee Period
Value:

                        -$1,512.00 = $42,000.00 X -.036

The Market Adjusted Value would be:

                    $43,512.00 = $42,000.00 - (-$1,512.00)

If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be:

                         -$756.00 = $21,000.00 X -.036

The Market Adjusted Value of $21,000.00 would be:

                       $21,756.00 = $21,000.00 + $756.00

Actual Market Value Adjustment may have a greater or lesser impact than that shown in the Examples, depending on the actual change in interest crediting rates and the timing of the withdrawal or transfer in relation to the time remaining in the Guarantee Period.

APPENDIX B

KEMPER INVESTORS LIFE INSURANCE COMPANY DEFERRED FIXED AND
VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT

This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of traditional Individual Retirement Annuities
(IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Except where otherwise indicated, IRA discussion includes Simplified Employee Pension IRAs (SEP IRAs). Further information can be obtained from Kemper Investors Life Insurance Company and from any district office of the Internal Revenue Service.

A. REVOCATION

Within 7 days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money. To do so, wire Kemper Investors Life Insurance Company, 1 Kemper Drive, Long Grove, Illinois 60049, or call 1-800-621-5001.

B.  STATUTORY REQUIREMENTS

This Contract is intended to meet the requirements of Section 408(b) of the Internal Revenue Code (Code), Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the owner must be nonforfeitable.

2.  The Contract must be nontransferable by the owner.

3.  The Contract must have flexible premiums.

4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70 1/2 (the required beginning date)(see "Required Distributions"). However, Section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70 1/2), and the incidental death benefit requirements of Section 401(a) of the Code, do not apply to Roth IRAs.

If you die before your entire interest in your Contract is distributed, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your beneficiary by December 31 of the calendar year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), the designated beneficiary may elect to receive the entire interest over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the designated beneficiary is your spouse, the Contract will be treated as his or her own IRA, or, where applicable, Roth IRA.

5. Except in the case of a rollover contribution or a direct transfer (see "Rollovers and Direct Transfers"), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), (1) all contributions to an IRA, including a Roth IRA, must be cash contributions which do not exceed $2,000 for any taxable year, and (2) all contributions to a SIMPLE IRA must be cash contributions, including matching or nonelective employer contributions (see "SIMPLE IRAs"), which do not exceed $6,000 for any year (as adjusted for inflation).

6. The Contract must be for the exclusive benefit of you and your beneficiaries.

C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAs AND SIMPLE IRAs

1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments under an IRA. In one, you transfer amounts from one IRA to another. With the other, you transfer amounts from a qualified employee benefit plan or tax-sheltered annuity to an IRA. Tax-free rollovers can be made from a SIMPLE IRA to another SIMPLE IRA or to a SIMPLE Individual Retirement Account under
Section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA after a two-year period has expired since the individual first participated in a SIMPLE plan.

2. You must complete the transfer by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA.

3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

4. A direct transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

5. All or a part of the premium for this Contract used as an IRA may be paid from a rollover from an IRA, qualified pension or profit-sharing plan or tax-sheltered annuity, or from a direct transfer from another IRA. All or part of the premium for this Contract used as a SIMPLE IRA may be paid from a rollover from a SIMPLE IRA or SIMPLE Individual Retirement Account or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA or SIMPLE Individual Retirement Account.

6. A distribution that is eligible for rollover treatment from a qualified employee benefit plan or tax-sheltered annuity will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.

D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR IRAs

1. In general, the amount you can contribute each year to an IRA is the lesser of $2,000 or your taxable compensation for the year. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans is compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance is compensation.

2. In the case of a married couple filing a joint return, up to $2,000 can be contributed to each spouse's IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $4,000 for the year. Previously, if one spouse had no compensation or elected to be treated as having no compensation, the total combined contributions to both IRAs could not be more than $2,250.

3. In the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

         a. $2,000 or

         b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

The deduction for contributions to both spouses' IRAs may be further limited if either spouse is covered by an employer retirement plan.

4. Even if your spouse is covered by an employer retirement plan, you may be able to deduct your contributions to an IRA if you are not covered by an employer plan. The deduction is limited to $2,000 and it must be reduced if your adjusted gross income on a joint return is more than $150,000 but less than $160,000. Your deduction is eliminated if your income on a joint return is $160,000 or more.

5. Contributions to your IRA can be made at any time. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

6. You cannot make a contribution other than a rollover contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.

E.  SEP IRAs

1. SEP IRA rules concerning eligibility and contributions are governed by Code
Section 408(k). The maximum deductible contribution for a SEP IRA is the lesser of $30,000 or 15% of compensation.

2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor). Information about the Kemper SEP is available upon request.

F. SIMPLE IRAs

1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.

2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $6,000 (as adjusted for inflation) for the year. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a nonelective contribution equal to 2 percent of your compensation for the year (up to $150,000 of compensation, as adjusted for inflation). No other contributions may be made to a SIMPLE IRA.

3. Employee elective contributions and employer contributions (i.e., matching contributions and nonelective contributions) to your SIMPLE IRA are excluded from your gross income.

4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years has passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.

G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAs AND SIMPLE IRAs

1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

H. REQUIRED DISTRIBUTIONS FOR IRAs AND SIMPLE IRAs

You must start receiving minimum distributions required under the Contract and
Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 70 1/2 (your 70 1/2 year). Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (i.e., the required beginning date).

Annuity payments which begin by April 1 of the year following your 70 1/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over the life or the lives of you and your spouse, provided that, if installments are guaranteed, the guaranty period does not exceed the lesser of 20 years or the applicable life expectancy.

The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary. Life expectancies are determined using the expected return multiple tables shown in IRS Publication 590 "Individual Retirement Arrangements." To obtain a free copy of IRS Publication 590 and other IRS forms, phone the IRS toll free at 1-800-729-3676 or write the IRS Forms Distribution Center for your area as shown in your income tax return instructions.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.

I. ROTH IRAs

1. If your Contract is a special type of individual retirement plan known as Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. (Except as otherwise indicated, references herein to an "IRA" are to an "individual retirement plan," within the meaning of Section 7701(a)(37) of the Code, other than a Roth IRA.) Roth IRAs are treated the same as other IRAs, except as described here. However, the provisions of the Code governing Roth IRAs may be modified by pending legislation. We will notify you of any such changes.

2. The IRS is not presently accepting submissions for opinion letters approving annuities as Roth IRAs, but will issue in the future procedures for requesting such opinion letters. We will apply for approval as soon as possible after the IRS issues its procedures on this matter. Such approval will be a determination only as to the form of the annuity, and will not represent a determination of the merits of the annuity.

3. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your Contract after we obtain approval of the endorsement from the IRS and your state insurance department. We reserve the right to amend the Contract as necessary or advisable from time to time to comply with future changes in the Internal Revenue Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

4. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a "qualified distribution," as described to you in section L, below.

J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAs

1. Generally, you are eligible to establish or make a contribution to your Roth IRA only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 70 1/2.

2. The aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the "contribution limit") generally is the lesser of $2,000 and 100% of your compensation for the taxable year. However, if you file a joint return and receive less compensation for the taxable year than your spouse, the contribution limit for the taxable year is the lesser of $2,000 and the sum of (1) your compensation for the taxable year, and (2) your spouse's compensation for the taxable year reduced by any deductible contributions to an IRA of your spouse, and by any contributions to a Roth IRA for your spouse, for the taxable year.

The contribution limit for any taxable year is reduced (but not below zero) by the amount which bears the same ratio to such amount as:

         (a) the excess of (i) your adjusted gross income for the taxable year, over (ii) the "applicable dollar amount", bears to

         (b)   $15,000 (or $10,000 if you are married).

For this purpose, "adjusted gross income" is determined in accordance with
Section 219(g)(3) of the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In addition, the "applicable dollar amount" is equal to $150,000 for a married individual filing a joint return, $0 for a married individual filing a separate return, and $95,000 for any other individual.

A "qualified rollover contribution" (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.

K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAs

1. Rollovers and Transfers -- A rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under
Section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

You may not make a qualified rollover contribution or transfer in a taxable year from an IRA to a Roth IRA if (a) your adjusted gross income for the taxable year exceeds $100,000 or (b) you are married and file a separate return.

The rollover requirements of Section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

2. Taxation of Rollovers and Transfers to Roth IRAs -- A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under Section 408(d)(3) is tax-free.

In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, Code
Section 72(t) (relating to the 10 percent penalty tax on premature distributions) will generally not apply unless the amounts rolled over or transferred are withdrawn within the five-year period beginning with the taxable year in which such contribution was made.

3. Transfers of Excess IRA Contributions to Roth IRAs -- If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

4. Taxation of Conversions of IRAs to Roth IRAs -- All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as a special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA's value in gross income, as described above.

A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF "NONQUALIFIED DISTRIBUTIONS"). YOU SHOULD CONSULT A QUALIFIED TAX ADVISER BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

5. Separate Roth IRAs--Due to the complexity of, and proposed changes to, the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax adviser if you intend to contribute rollover, transfer, or conversion amounts to your Contract or if you intend to roll over or transfer amounts from your Contract to another Roth IRA maintained for your benefit.

L. INCOME TAX CONSEQUENCES OF ROTH IRAs

1. Qualified Distributions--Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a "qualified special purpose distribution" (i.e., a qualified first-time homebuyer distribution under Section 72(t)(2)(F) of the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or
(2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

2. Nonqualified Distributions--A distribution from a Roth IRA which is not a qualified distribution is taxed under Section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed, (a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins. An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2, unless one of the exceptions discussed in Section N applies.

M. TAX ON EXCESS CONTRIBUTIONS

1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.

N. TAX ON PREMATURE DISTRIBUTIONS

There is an additional tax on premature distributions from your IRA, Roth IRA or SIMPLE IRA, equal to 10% of the taxable amount. For premature distributions from a SIMPLE IRA made within the first 2 years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59 1/2. However, the tax on premature distributions does not apply:

1. To amounts that are rolled over tax free;

2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of Code Section 72(m)(7);

3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your beneficiary; or

4. To a distribution which is used for qualified first-time homebuyer expenses, qualified high education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums.

O. IRA EXCISE TAX REPORTING

Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, Roth IRA or SIMPLE IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

P. BORROWING

If you borrow money against your Contract or use it as security for a loan, the Contract will lose its classification as an IRA, Roth IRA or SIMPLE IRA , whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note: This Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)

Q. REPORTING

We will provide you with any reports required by the Internal Revenue Service.

R. ESTATE TAX

Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. FINANCIAL DISCLOSURE FOR THE SEPARATE ACCOUNT (VARIABLE ACCOUNT) AND MVA OPTION.

1. If on the enrollment application you indicated an allocation to a Subaccount, this Contract will be assessed a daily charge of an amount which will equal an aggregate of 1.25% per annum.

2. An annual records maintenance charge of $30.00 will be assessed against the Separate Account Value each Contract Year. If no values are in the Subaccounts, the charge will be assessed against Guarantee Period Value.

3. Withdrawal and early annuitization charges will be assessed based on the Contract Years elapsed since the Contract was issued as described in the prospectus under the heading "Withdrawal Charge."

Withdrawals, transfers and early annuitizations of Guarantee Period Value may be subject to a Market Value Adjustment as described in the prospectus under the heading "Market Value Adjustment."

4. The method used to compute and allocate the annual earnings is contained in the prospectus under the heading "Accumulation Unit Value" for Separate Account Value and under the headings "Guarantee Periods of the MVA Option" and "Establishment of Guaranteed Interest Rates" for Guarantee Period Value.

5. The growth in value of your Contract is neither guaranteed nor projected but is based on the investment experience of the Subaccounts or rates of interest as declared by Kemper Investors Life Insurance Company.

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2001

--------------------------------------------------------------------------------

            INDIVIDUAL AND GROUP VARIABLE AND MARKET VALUE ADJUSTED

                          DEFERRED ANNUITY CONTRACTS
--------------------------------------------------------------------------------

                               ZURICH PREFERRED

                                   Issued By

                   KILICO Variable Annuity Separate Account
                                      and
                    KEMPER INVESTORS LIFE INSURANCE COMPANY

     HOME OFFICE: 1 Kemper Drive, Long Grove, Illinois 60049(847) 550-5500

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Separate Account dated May 1, 2001. The Prospectus may be obtained from Kemper Investors Life Insurance Company by writing or calling the address or telephone number listed above.

                               TABLE OF CONTENTS

                                                                                                                 Page
Services to the Separate Account..........................................................................       B-1
Performance Information of Subaccounts....................................................................       B-1
State Regulation..........................................................................................       B-3
Experts...................................................................................................       B-3
Financial Statements......................................................................................       B-3
Report of Independent Accountants.........................................................................       B-5
Financial Statements of the Separate Account..............................................................       B-6
Appendix A Tables   of Adjusted Accumulation Unit Values
   (reflecting current charges) and Performance Information...............................................       B-38
Appendix B State Premium Tax Chart........................................................................       B-47

                       SERVICES TO THE SEPARATE ACCOUNT

Kemper Investors Life Insurance Company ("KILICO") maintains the books and records of the KILICO Variable Annuity Separate Account (the "Separate Account"). KILICO holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of KILICO. KILICO maintains records of all purchases and redemptions of shares of each Fund by each of the Subaccounts. All expenses incurred in the operations of the Separate Account, except the charge for mortality and expense risk and administrative expenses, and records maintenance charge (as described in the Prospectus) are borne by KILICO.

The independent accountants for the Separate Account are PricewaterhouseCoopers LLP, Chicago, Illinois, for the years ended December 31, 2000, 1999 and 1998. The firm performed the annual audit of the financial statements of the Separate Account and KILICO for the years ended December 31, 2000, 1999 and 1998.

The Contracts are sold by licensed insurance agents, where the Contracts may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The Contracts are distributed through the principal underwriter for the Separate Account, Investors Brokerage Services, Inc. ("IBS"), a wholly-owned subsidiary of KILICO, which enters into selling group agreements with the affiliated and unaffiliated broker-dealers. Subject to the provisions of the Contracts, units of the Subaccounts under the Contract are offered on a continuous basis.

KILICO pays commissions to the seller which may vary but are not anticipated to exceed in the aggregate an amount equal to nine tenths of one percent (.90%) of Purchase Payments.

                    PERFORMANCE INFORMATION OF SUBACCOUNTS


As described in the Prospectus, a Subaccount's historical performance may be shown in the form of standardized "average annual total return" and nonstandardized "total return" calculations in the case of all Subaccounts; "yield" information may be provided in the case of the Kemper High Yield Subaccount, Kemper Investment Grade Bond Subaccount, Kemper Government Securities Subaccount, and the Scudder VLIF Bond Subaccount; and "yield" and "effective yield" information may be provided in the case of the Kemper Money Market Subaccount #1 (the "Kemper Money Market Subaccount"). These various measures of performance are described below.

A Subaccount's standardized average annual total return quotation is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. The standardized average annual total return for a Subaccount for a specific period is found by first taking a hypothetical $1,000 investment in each of the Subaccount's units on the first day of the period at the maximum offering price, which is the Accumulation Unit value per unit ("initial investment") and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value reflects the effect of recurring charges and fees applicable under the Contract to all Contract Owner accounts. The redeemable value does not reflect the effect of premium taxes. The redeemable value is then divided by the initial investment and this quotient is taken to the Nth root (N represents the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage carried to the nearest hundredth of one percent. Standardized average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of a Subaccount over the applicable period.

In general, there is no formula prescribed for calculating nonstandardized total return performance. Nonstandardized total return performance for a specific period is calculated by first taking an investment (assumed to be $40,000 below) in each Subaccount's units on the first day of the period at the maximum offering price, which is the Accumulation Unit Value per unit ("initial investment") and computing the ending value ("ending value") of that investment at the end of the period. The ending value does not reflect the effect of premium taxe and the Records Maintenance Charges.The nonstandardized total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. An assumed investment of $40,000 was chosen because that approximates the size of a typical account. Both annualized and nonannualized (cumulative) nonstandardized total return figures may be provided. Annualized nonstandardized total return figures represent the average annual percentage change in the value of a Subaccount over the applicable period while nonannualized (cumulative) figures represent the actual percentage change over the applicable period.

Standardized average annual total return quotations will be current to the last day of the calendar quarter and nonstandardized total return quotations will be current to the last day of the calendar month preceding the date on which an advertisement is submitted for publication. Standardized average annual total return will cover periods of one, three, five and ten years, if applicable, and a period covering the time the underlying Portfolio has been held in a Subaccount (life of Subaccount). Nonstandardized total return will cover periods of one, three, five and ten years, if applicable, and a period covering the time the underlying Portfolio held in a Subaccount has been in existence (life of Portfolio). For those underlying Portfolios which have not been held as Subaccounts within the Separate Account for one of the quoted periods, the nonstandardized total return quotations will show the investment performance such underlying Portfolios would have achieved had they been held as Subaccounts within the Separate Account for the period quoted.

Performance information will be shown for periods from April 6, 1982 (inception) for the Kemper Money Market Subaccount, Kemper Total Return Subaccount and Kemper High Yield Subaccount, and for periods from December 9, 1983 (inception) for the Kemper Growth Subaccount. In addition, on that date the Kemper Government Securities Subaccount was added to the Separate Account to invest in the Fund's Government Securities Portfolio. For the Kemper Government Securities Subaccount, performance figures will reflect investment experience as if the Kemper Government Securities Subaccount had been available under the Contracts since September 3, 1987, the inception date of the Kemper Government Securities Portfolio.

The yield for the Kemper High Yield Subaccount, the Kemper Investment Grade Bond Subaccount, the Kemper Government Securities Subaccount and the Scudder VLIF Bond Subaccount is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. The yields for the Kemper High Yield Subaccount, the Kemper Government Securities Subaccount, the Kemper Investment Grade Bond Subaccount, and the Scudder VLIF Bond Subaccount, based upon the one month period ended December 31, 2000 were___, _____, _______, and ______, respectively. The yield quotation is computed by dividing the net investment income per unit earned during the specified one month or 30-day period by the accumulation unit values on the last day of the period, according to the following formula that assumes a semi-annual reinvestment of income:

                       YIELD      =     2[(  a-b +1)6-1]
                                             ---
                                             cd

a = net dividends and interest earned during the period by the Fund attributable to the Subaccount

b  =  expenses accrued for the period (net of reimbursements)

c = the average daily number of Accumulation Units outstanding during the period

d  =  the Accumulation Unit value per unit on the last day of the period

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to each Subaccount, but does not reflect the deduction of premium taxes.

The Kemper Money Market Subaccount's yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the current yield quotation is based on a seven-day period and computed as follows: the net change in the Accumulation Unit Value during the period is divided by the Accumulation Unit Value at the beginning of the period ("base period return") and the result is divided by 7 and multiplied by 365 and the current yield figure carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of the Account's portfolio are not included in the calculation. The yield for the seven-day period endedDecember 31, 2000 was _______ for the Kemper Money Market Subaccount. The average portfolio maturity was ____ days.

The Kemper Money Market Subaccount's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1)365/7-1. The effective yield for the seven-day period ended December 31, 2000 was ____ for the Kemper Money Market Subaccount.

In computing yield, the Separate Account follows certain standard accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with the accounting practices that the Separate Account uses in the preparation of its annual and semi-annual financial statements.

A Subaccount's performance quotations are based upon historical earnings and are not necessarily representative of future performance. The Subaccount's units are sold at Accumulation Unit value. Performance figures and Accumulation Unit value will fluctuate. Factors affecting a Subaccount's performance include general market conditions, operating expenses and investment management. Units of a Subaccount are redeemable at Accumulation Unit value, which may be more or less than original cost. Standardized average annual total returns include the deduction of all expenses and fees, including a prorated portion of the Records Maintenance Charge. Standardized average annual total returns do not reflect the effect of any applicable premium tax. Yield, effective yield and nonstandardized total returns include the deduction of all expenses and fees except the effect of premium taxes that may be imposed upon the redemption of units and the prorated portion of the Records Maintenance Charge. Thus, nonstandardized total return figures may be higher than if these charges were deducted.

The Subaccounts may also provide comparative information on an annualized or nonannualized (cumulative) basis with regard to various indexes described in the Prospectus. In addition, the Subaccounts may provide performance analysis rankings of Lipper Analytical Services, Inc., the VARDS Report, Morningstar, Inc., Ibbotson Associates or Micropal. From time to time, the Separate Account may quote information from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA today, Institutional Investor, National Underwriter, Selling Life Insurance, Broker World, Registered Representative, Investment Advisor and VARDS.

The tables in Appendix A include standardized average annual total return and nonstandardized total return quotations for various periods as of December 31, 2000. The standardized performance figures reflect the deduction of all expenses and fees, including a prorated portion of the Records Maintenance Charge. The standardized performance does not reflect the current charge for the MIAA program, the Guaranteed Minimum Death Benefit rider, the Earnings Based Death Benefit rider and the Guaranteed Retirement Income Benefit rider. If such charges were reflected, standardized performance would be lower. The nonstandardized performance figures reflect the deduction of all expenses and fees, excluding a prorated portion of the Records Maintenance Charge. The nonstandardized performance does not reflect the current charge for the MIAA program, the Guaranteed Minimum Death Benefit rider, the Earnings Based Death Benefit rider and the Guaranteed Retirement Income Benefit rider. If such charges were reflected, nonstandardized performance would be lower.

                               STATE REGULATION

KILICO is subject to the laws of Illinois governing insurance companies and to regulation by the Illinois Department of Insurance. An annual statement in a prescribed form is filed with the Illinois Department of Insurance each year. KILICO's books and accounts are subject to review by the Department of Insurance at all times, and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, KILICO is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                                    EXPERTS

The statements of assets and liabilities and contract owners' equity of the Separate Account as of December 31, 2000 and the related statements of operations for the year then ended and the statements of changes in contract owners' equity for the years ended December 31, 2000 and 1999 have been included herein in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                             FINANCIAL STATEMENTS

                         [TO BE UPDATED BY AMENDMENT]
                          --------------------------

This Statement of Additional Information contains financial statements for the Separate Account which reflect assets attributable to the Contracts and also reflect assets attributable to other variable contracts offered by KILICO through the Separate Account.

APPENDIX A             [TO BE UPDATED BY AMENDMENT]
          -----------------------------------------

TABLES OF ADJUSTED ACCUMULATION UNIT VALUES (REFLECTING CURRENT CHARGES)
          --------
AND PERFORMANCE INFORMATION

The accumulation unit values are for the life of the Separate Account based on current deductions and charges applicable to the Contracts. The Contracts were initially offered June 23, 2000. Values may vary had assets actually been allocated to the Separate Account under the Contracts.

ADJUSTED ACCUMULATION UNIT VALUES [TO BE UPDATED BY AMENDMENT]
--------                         -----------------------------



         Kemper Money Market Subaccount
         ------------------------------
                                              Unit
     Date                                    Values
     ----                                    ------
04/06/82................                    0.521904
12/31/82................                    0.561706
12/31/83................                    0.605415
12/31/84................                    0.661060
12/31/85................                    0.705934
12/31/86................                    0.743260
12/31/87................                    0.782353
12/31/88................                    0.830274
12/31/89................                    0.894703
12/31/90................                    0.955536
12/31/91................                    0.999459
12/31/92................                    1.021027
12/31/93................                    1.037409
12/31/94................                    1.065127
12/31/95................                    1.111573
12/31/96................                    1.153353
12/31/97................                    1.199008
12/31/98................                    1.245376
12/31/99................                    1.289616
12/31/00................


      Kemper Technology Growth Subaccount
                                              Unit
      Date                                   Values
      ----                                   ------
05/03/99....................                1.011330
12/31/99....................                1.781256
12/31/00....................

           Kemper Total Return Subaccount
           ------------------------------
                                              Unit
     Date                                    Values
     ----                                    ------
04/06/82.................                   0.361270
12/31/82.................                   0.445813
12/31/83.................                   0.517707
12/31/84.................                   0.486169
12/31/85.................                   0.616524
12/31/86.................                   0.700564
12/31/87.................                   0.696104
12/31/88.................                   0.769714
12/31/89.................                   0.941950
12/31/90.................                   0.976810
12/31/91.................                   1.329312
12/31/92.................                   1.334707
12/31/93.................                   1.477517
12/31/94.................                   1.320578
12/31/95.................                   1.647623
12/31/96.................                   1.892979
12/31/97.................                   2.242103
12/31/98.................                   2.549273
12/31/99.................                   2.890516
12/31/00.................



            Kemper High Yield Subaccount
            ----------------------------

                                              Unit
  Date                                       Values
  ----                                       ------
04/06/82................                   0.187818
12/31/82................                   0.232184
12/31/83................                   0.262971
12/31/84................                   0.292260
12/31/85................                   0.351032
12/31/86................                   0.407882
12/31/87................                   0.426436
12/31/88................                   0.487628
12/31/89................                   0.475366
12/31/90................                   0.396944
12/31/91................                   0.594634
12/31/92................                   0.691199
12/31/93................                   0.818751
12/31/94................                   0.790430
12/31/95................                   0.917169
12/31/96................                   1.031688
12/31/97................                   1.137098
12/31/98................                   1.139361
12/31/99................                   1.149523
12/31/00................

              Kemper Growth Subaccount
              ------------------------
                                              Unit
Date                                         Values
----                                         ------
12/09/83................                   0.432185
12/31/83................                   0.444709
12/31/84................                   0.486485
12/31/85................                   0.600835
12/31/86................                   0.648011
12/31/87................                   0.650640
12/31/88................                   0.644956
12/31/89................                   0.816396
12/31/90................                   0.810794
12/31/91................                   1.275971
12/31/92................                   1.304738
12/31/93................                   1.476428
12/31/94................                   1.399228
12/31/95................                   1.843829
12/31/96................                   2.205205
12/31/97................                   2.641862
12/31/98................                   3.002570
12/31/99................                   4.065674
12/31/00................



         Kemper Government Securities Subaccount
         ---------------------------------------
                                               Unit
     Date                                     Values
     ----                                     ------
09/03/87.........................           0.707787
12/31/87.........................           0.710087
12/31/88.........................           0.723278
12/31/89.........................           0.811610
12/31/90.........................           0.881949
12/31/91.........................           1.004106
12/31/92.........................           1.050227
12/31/93.........................           1.104499
12/31/94.........................           1.060977
12/31/95.........................           1.246817
12/31/96.........................           1.262885
12/31/97.........................           1.358996
12/31/98.........................           1.436583
12/31/99.........................           1.428559
12/31/00.........................

          Kemper Small Cap Growth Subaccount
          ----------------------------------
                                              Unit
Date                                         Values
----                                         ------
05/02/94......................              1.000000
12/31/94......................              1.030937
12/31/95......................              1.324483
12/31/96......................              1.674797
12/31/97......................              2.219929
12/31/98......................              2.595291
12/31/99......................              3.449240
12/31/00......................


       Kemper Investment Grade Bond Subaccount
       ---------------------------------------
                                              Unit
    Date                                     Values
    ----                                     ------
05/01/96...........................         1.000000
12/31/96...........................         1.027174
12/31/97...........................         1.106151
12/31/98...........................         1.179189
12/31/99...........................         1.140652
12/31/00...........................


   Scudder VLIF Capital Growth Subaccount
   --------------------------------------
                                             Unit
  Date                                      Values
  ----                                      ------
07/16/85...........................         3.373682
12/31/85...........................         3.702192
12/31/86...........................         4.469588
12/31/87...........................         4.327671
12/31/88...........................         5.215251
12/31/89...........................         6.319865
12/31/90...........................         5.773129
12/31/91...........................         7.953793
12/31/92...........................         8.355733
12/31/93...........................         9.970717
12/31/94...........................         8.893713
12/31/95...........................        11.294994
12/31/96...........................        13.394571
12/31/97...........................        17.952109
12/31/98...........................        21.843114
12/31/99...........................        29.171654
12/31/00...........................

     Scudder VLIF International Subaccount
     -------------------------------------
                                         Unit
    Date                                Values
    ----                                ------
05/01/87..........................     4.800672
12/31/87..........................     4.253568
12/31/88..........................     4.901841
12/31/89..........................     6.667569
12/31/90..........................     6.079088
12/31/91..........................     6.688930
12/31/92..........................     6.400425
12/31/93..........................     8.706182
12/31/94..........................     8.523833
12/31/95..........................     9.351127
12/31/96..........................    10.596037
12/31/97..........................    11.410892
12/31/98..........................    13.349849
12/31/99..........................    20.369117
12/31/00..........................



        Scudder VLIF Bond Subaccount
        ----------------------------
                                        Unit
    Date                               Values
    ----                               ------
07/16/85..........................     2.649013
12/31/85..........................     2.832913
12/31/86..........................     3.141441
12/31/87..........................     3.140537
12/31/88..........................     3.271253
12/31/89..........................     3.607564
12/31/90..........................     3.850331
12/31/91..........................     4.472995
12/31/92..........................     4.727384
12/31/93..........................     5.247591
12/31/94..........................     4.934563
12/31/95..........................     5.760325
12/31/96..........................     5.848931
12/31/97..........................     6.302649
12/31/98..........................     6.633979
12/31/99..........................     6.490000
12/31/00..........................


      Alger American Growth Subaccount
      --------------------------------
                                        Unit
    Date                               Values
    ----                               ------
01/06/89..........................     7.615836
12/31/89..........................     9.278294
12/31/90..........................     9.542816
12/31/91..........................    13.231532
12/31/92..........................    14.685475
12/31/93..........................    17.762808
12/31/94..........................    17.797215
12/31/95..........................    23.970143
12/31/96..........................    26.833830
12/31/97..........................    33.326535
12/31/98..........................    48.738495
12/31/99..........................    64.380000
12/31/00..........................

    Alger American Small Capitalization Subaccount
    ----------------------------------------------
                                                   Unit
    Date                                          Values
    ----                                          ------
09/20/88..................................        7.490566
12/31/88..................................        7.214533
12/31/89..................................       11.720095
12/31/90..................................       12.584087
12/31/91..................................       19.581205
12/31/92..................................       20.021931
12/31/93..................................       22.400810
12/31/94..................................       21.155938
12/31/95..................................       30.143676
12/31/96..................................       31.015217
12/31/97..................................       34.121974
12/31/98..................................       38.934543
12/31/99..................................       55.150000
12/31/00..................................


          Alger American MidCap Growth Subaccount
          ---------------------------------------
                                                   Unit
    Date                                          Values
    ----                                          ------
04/30/93..................................        8.030653
12/31/93..................................       11.043665
12/31/94..................................       10.739470
12/31/95..................................       15.322151
12/31/96..................................       16.931846
12/31/97..................................       19.232161
12/31/98..................................       24.750205
12/31/99..................................       32.230000
12/31/00..................................


               Janus Aspen Growth Subaccount
               -----------------------------
                                                  Unit
    Date                                         Values
    ----                                         ------
09/14/93..................................        9.289421
12/31/93..................................        9.577944
12/31/94..................................        9.717771
12/31/95..................................       12.487572
12/31/96..................................       14.601944
12/31/97..................................       17.694825
12/31/98..................................       23.700428
12/31/99..................................       33.698128
12/31/00..................................


         Janus Aspen Aggressive Growth Subaccount
         ----------------------------------------
                                                  Unit
    Date                                         Values
    ----                                         ------
09/14/93..................................       10.058510
12/31/93..................................       11.828277
12/31/94..................................       13.583769
12/31/95..................................       17.095585
12/31/96..................................       18.217911
12/31/97..................................       20.263048
12/31/98..................................       26.858448
12/31/99..................................       59.775168
12/31/00..................................

      Janus Aspen Worldwide Growth Subaccount
      ---------------------------------------
                                          Unit
  Date                                   Values
  ----                                   ------
09/14/93..........................      10.071714
12/31/93..........................      11.948847
12/31/94..........................      11.978063
12/31/95..........................      15.061088
12/31/96..........................      19.183727
12/31/97..........................      23.134431
12/31/98..........................      29.447482
12/31/99..........................      47.818224
12/31/00..........................


          Janus Aspen Balanced Subaccount
          -------------------------------
                                          Unit
  Date                                   Values
  ----                                   ------
09/14/93..........................       9.301417
12/31/93..........................       9.932977
12/31/94..........................       9.890478
12/31/95..........................      12.184339
12/31/96..........................      13.974814
12/31/97..........................      16.846179
12/31/98..........................      22.335975
12/31/99..........................      27.959944
12/31/00..........................


     Fidelity VIP Equity-Income Subaccount
     -------------------------------------
                                           Unit
  Date                                    Values
  ----                                    ------
10/09/86..........................       5.058723
12/31/86..........................       5.054117
12/31/87..........................       4.933384
12/31/88..........................       5.975275
12/31/89..........................       6.898237
12/31/90..........................       5.789773
12/31/91..........................       7.510977
12/31/92..........................       8.666311
12/31/93..........................      10.120201
12/31/94..........................      10.698425
12/31/95..........................      14.266674
12/31/96..........................      16.097355
12/31/97..........................      20.360180
12/31/98..........................      22.445356
12/31/99..........................      23.572070
12/31/00..........................

          Fidelity VIP Growth Subaccount
          ------------------------------
                                          Unit
  Date                                   Values
  ----                                   ------
10/09/86..........................       5.979806
12/31/86..........................       5.980235
12/31/87..........................       6.119937
12/31/88..........................       6.982605
12/31/89..........................       9.064323
12/31/90..........................       7.898969
12/31/91..........................      11.344503
12/31/92..........................      12.242847
12/31/93..........................      14.426636
12/31/94..........................      14.241418
12/31/95..........................      19.030309
12/31/96..........................      21.549582
12/31/97..........................      26.270404
12/31/98..........................      36.180188
12/31/99..........................      49.104273
12/31/00.........................................

         Fidelity VIP II Index 500 Subaccount
         ------------------------------------
                                       Unit
  Date                                Values
  ----                                ------
08/27/92.......................      44.491901
12/31/92.......................      47.087233
12/31/93.......................      51.014329
12/31/94.......................      50.893957
12/31/95.......................      68.923833
12/31/96.......................      83.569009
12/31/97.......................     109.482296
12/31/98.......................     138.726232
12/31/99.......................     165.105913
12/31/00 ......................

          Fidelity VIP II Contrafund
                   Subaccount
                   ----------
                                        Unit
  Date                                 Values
  ----                                 ------
01/03/95.......................        7.990759
12/31/95.......................       11.022515
12/31/96.......................       13.190283
12/31/97.......................       16.166785
12/31/98.......................       20.748445
12/31/99.......................       25.460201
12/31/00.......................

         American Century VP Income & Growth
                     Subaccount
                     ----------
                                         Unit
   Date                                 Values
   ----                                 ------
10/30/97.......................        5.091776
12/31/97.......................        5.477406
12/31/98.......................        6.863205
12/31/99.......................        8.000000
12/31/00

         American Century VP Value
                 Subaccount
                 ----------
                                         Unit
  Date                                  Values
  ----                                  ------
05/01/96.......................        4.232809
12/31/96.......................        4.713472
12/31/97.......................        5.869530
12/31/98.......................        6.076015
12/31/99.......................        5.950000
12/31/00 ......................

         J.P. Morgan Small Company
               Subaccount
               ----------
                                         Unit
  Date                                  Values
  ----                                  ------
12/31/94.......................        6.974820
12/31/95.......................        9.072020
12/31/96.......................       10.466142
12/31/97.......................       12.626343
12/31/98.......................       11.763486
12/31/99.......................       16.772360
12/31/00.......................

        Warburg Pincus Emerging Markets
                 Subaccount
                 ----------
                                         Unit
  Date                                  Values

12/31/97.......................        9.724709
12/31/98.......................        7.940705
12/31/99.......................       14.215790
12/31/00.......................

         Dreyfus Socially Responsible
                Growth Subaccount
                -----------------
                                           Unit
  Date                                    Values
  ----                                    ------
10/07/93..........................      11.029578
12/31/93..........................      11.805367
12/31/94..........................      11.829811
12/31/95..........................      15.717686
12/31/96..........................      18.814027
12/31/97..........................      23.861168
12/31/98..........................      30.487832
12/31/99..........................      39.168446
12/31/00..........................

                           TAX-DEFERRED ACCUMULATION

                                             NON-QUALIFIED                    CONVENTIONAL
                                                ANNUITY                       SAVINGS PLAN
                                        After-tax contributions
                                       and tax-deferred earnings
                                       -------------------------
                                                         Taxable Lump     After-tax contributions
                                    No Withdrawals      Sum Withdrawal     and taxable earnings
                                    --------------      --------------     --------------------
         10 Years..............     $    107,946            $   86,448         $     81,693
         20 Years..............          233,048               165,137              133,476
         30 Years..............          503,133               335,021              218,082


This chart compares the accumulation of a $50,000 initial investment into a Non-Qualified Annuity and a Conventional Savings Plan. Contributions to the Non-qualified Annuity and the Conventional Savings Plan are made after-tax. Only the gain in the Non-Qualified Annuity will be subject to income tax in a taxable lump sum withdrawal. The chart assumes a 37.1% federal marginal tax rate and an 8% annual return. The 37.1% federal marginal tax is based on a marginal tax rate of 36%, representative of the target market, adjusted to reflect a decrease of $3 of itemized deductions for each $100 of income over $117,950. Tax rates are subject to change as is the tax-deferred treatment of the Certificates. Income on Non-Qualified Annuities is taxed as ordinary income upon withdrawal. A 10% tax penalty may apply to early withdrawals. See "Federal Income Taxes" in the Prospectus. The chart does not reflect the following charges and expenses under Kemper Passport: 1.10% mortality and expense risk; .15% administration charges; 6% maximum deferred withdrawal charge; and $30 annual records maintenance charge. The tax-deferred accumulation would be reduced if these charges were reflected. No implication is intended by the use of these assumptions that the return shown is guaranteed in any way or that the return shown represents an average or expected rate of return over the period of the Contracts.

Unlike savings plans, contributions to Non-Qualified Annuities provide tax-deferred treatment on earnings. In addition, contributions to tax-deferred retirement annuities are not subject to current tax in the year of contribution. When monies are received from a Non-Qualified Annuity (and you have many different options on how you receive your funds), they are subject to income tax. At the time of receipt, if the person receiving the monies is retired, not working or has additional tax exemptions, these monies may be taxed at a lesser rate.

                          [TO BE UPDATED BY AMENDMENT

                              PERFORMANCE FIGURES
                           (as of December 31, 2000)

                                                                                                            STANDARDIZED
                                                                                                               AVERAGE
                                                                                                               ANNUAL
                                                                                      NONSTANDARDIZED          TOTAL
                                                                                       TOTAL RETURN(1)        RETURN(2)
                                                      Year to Date                     ---------------       ---------
                                                         (%)        Ending      Cumulative      Annualized   Annualized
                                                      Return(3)    Value(4)     (%) Return      (%) Return   (%) Return
                                                      ---------    --------     ----------      ----------   ----------
Kemper Money Market Subaccount(7)....................    3.55%
   Life of Subaccount (from 04/06/82)................                 98,839        147.10        5.24%        5.22%
   Life of Portfolio (from 04/06/82).................                 98,839        147.10        5.24         5.22
   Ten Years.........................................                 57,655         44.14        3.72         3.69
   Five Years........................................                 48,430         21.08        3.90         3.86
   Three Years.......................................                 44,725         11.81        3.79         3.75
   One Year..........................................                 41,420          3.55        3.55         3.51
Kemper Technology Growth Subaccount..................     N/A
   Life of Subaccount (from 05/03/99)................                   N/A            N/A         N/A          N/A
   Life of Portfolio (from 05/03/99).................                 70,452         76.13         N/A          N/A
Kemper Total Return Subaccount.......................   13.39
   Life of Subaccount (from 04/06/82)................                320,039        700.10       12.45        12.44
   Life of Portfolio (from 04/06/82).................                320,039        700.10       12.45        12.44
   Ten Years.........................................                122,746        206.87       11.87        11.85
   Five Years........................................                 87,553        118.88       16.96        16.94
   Three Years.......................................                 61,079         52.70       15.15        15.12
   One Year..........................................                 45,354         13.39       13.39        13.34
Kemper High Yield Subaccount(6)......................    0.89
   Life of Subaccount (from 04/06/82)................                244,816        512.04       10.76        10.75
   Life of Portfolio (from 04/06/82).................                244,816        512.04       10.76        10.75
   Ten Years.........................................                 96,727        141.82        9.23         9.21
   Five Years........................................                 58,172         45.43        7.78         7.74
   Three Years.......................................                 44,569         11.42        3.67         3.63
   One Year..........................................                 40,356          0.89        0.89         0.85
Kemper Growth Subaccount.............................   35.41
   Life of Subaccount (from 12/09/83)................                376,290        840.73       14.98        14.97
   Life of Portfolio (from 12/09/83).................                376,290        840.73       14.98        14.97
   Ten Years.........................................                199,201        398.00       17.41        17.40
   Five Years........................................                116,226        190.57       23.78        23.76
   Three Years.......................................                 73,747         84.37       22.62        22.59
   One Year..........................................                 54,162         35.41       35.41        35.36
Kemper Government Securities Subaccount..............    -0.56
   Life of Subaccount (from 11/03/89)................                 70,971         77.43        5.81         5.78
   Life of Portfolio (from 09/03/87).................                 80,734        101.83        5.86         5.84
   Ten Years.........................................                 70,406         76.02        5.81         5.79
   Five Years........................................                 53,858         34.65        6.13         6.09
   Three Years.......................................                 45,247         13.12        4.19         4.15
   One Year..........................................                 39,776         -0.56       -0.56        -0.60
Kemper Small Cap Growth Subaccount...................   32.90
   Life of Subaccount (from 05/02/94)................                137,696        244.92       24.41        24.40
   Life of Portfolio (from 05/02/94).................                137,696        244.92       24.41        24.40
   Five Years........................................                133,829        234.57       27.29        27.27
   Three Years.......................................                 82,379        105.95       27.23        27.20
   One Year..........................................                 53,161         32.90       32.90        32.86
Kemper Investment Grade Bond Subaccount..............   -3.27
   Life of Subaccount (from 05/01/96)................                 45,626         14.07        3.65         3.61
   Life of Portfolio (from 05/01/96).................                 45,626         14.07        3.65         3.61
   Three Years.......................................                 44,419         11.05        3.55         3.51
   One Year..........................................                 38,692         -3.27       -3.27        -3.31
Scudder VLIF Capital Growth Subaccount...............   33.55
   Life of Subaccount (from 05/01/98)................                 56,128         40.32       22.51        22.47
   Life of Portfolio (from 07/16/85).................                345,873        764.68       16.08          N/A
   Ten Years.........................................                184,634        361.59       16.53          N/A
   Five Years........................................                131,201        228.00       26.82          N/A
   Three Years.......................................                 87,114        117.79       29.62          N/A
   One Year..........................................                 53,420         33.55       33.55        33.51
Scudder VLIF International Subaccount(5)                52.58
   Life of Subaccount (from 05/01/98)                                 60,981         52.45       28.75        28.72
   Life of Portfolio (from 05/01/87)                                 169,718        324.30       12.06          N/A
   Ten Years.........................................                122,198        205.50       11.82          N/A
   Five Years........................................                 95,586        138.97       19.03          N/A
   Three Years.......................................                 76,893         92.23       24.34          N/A
   One Year..........................................                 61,031         52.58       52.58        52.53
Scudder VLIF Bond Subaccount.........................   N/A
   Life of Subaccount (from 05/03/99)................                    N/A           N/A         N/A          N/A
   Life of Portfolio (from 07/16/85).................                 97,998        145.00        6.39          N/A
   Ten Years.........................................                 71,959         79.90        6.05          N/A
   Five Years........................................                 52,608         31.52        5.63          N/A
   Three Years.......................................                 44,384         10.96        3.53          N/A
   One Year..........................................                 39,131         -2.17       -2.17          N/A
Alger American Growth Subaccount.....................   N/A
   Life of Subaccount (from 05/03/99)................                    N/A           N/A         N/A          N/A
   Life of Portfolio (from 01/06/89).................                383,138        745.34       21.44          N/A
   Ten Years.........................................                277,551        593.88       21.37          N/A
   Five Years........................................                144,696        261.74       29.32          N/A
   Three Years.......................................                 95,968        139.92       33.87          N/A
   One Year..........................................                 52,837         32.09       32.09          N/A
Alger American Small Capitalization Subaccount.......   N/A
   Life of Subaccount (from 05/03/99)................                    N/A           N/A         N/A          N/A
   Life of Portfolio (from 09/20/88).................                294,503        636.26       19.35          N/A
   Ten Years.........................................                188,223        370.56       16.75          N/A
   Five Years........................................                104,273        160.68       21.12          N/A
   Three Years.......................................                 71,126         77.82       21.15          N/A
   One Year..........................................                 56,659         41.65       41.65          N/A
Alger American MidCap Growth Subaccount..............   N/A
   Life of Portfolio (from 04/30/93).................                160,534        301.34       23.15          N/A
   Five Years........................................                120,043        200.11       24.58          N/A
   Three Years.......................................                 76,141         90.35       23.93          N/A
   One Year..........................................                 52,088         30.22       30.22          N/A
Janus Aspen Growth Subaccount........................   42.18
   Life of Subaccount (from 09/13/95)................                111,539        178.85       26.92        26.90%
   Life of Portfolio (from 09/14/93).................                145,103        262.76       22.70          N/A
   Five Years........................................                138,707        246.77       28.24          N/A
   Three Years.......................................                 92,311        130.78       32.15        32.12
   One Year..........................................                 56,873         42.18       42.18        42.14
Janus Aspen Aggressive Growth Subaccount.............  122.56
   Life of Subaccount (from 09/13/95)................                147,685        269.21       35.48        35.47
   Life of Portfolio (from 09/14/93).................                237,709        494.27       32.70          N/A
   Five Years........................................                176,019        340.05       34.49          N/A
   Three Years.......................................                131,244        228.11       48.60        48.58
   One Year..........................................                 89,022        122.56      122.56       122.51
Janus Aspen Worldwide Growth Subaccount(5)...........   62.38
   Life of Subaccount (from 09/13/95)................                132,472        231.18       32.10        32.08
   Life of Portfolio (from 09/14/93).................                189,910        374.78       28.06          N/A
   Five Years........................................                159,686        299.21       31.90          N/A
   Three Years.......................................                 99,705        149.26       35.59        35.56
   One Year..........................................                 64,953         62.38       62.38        62.34
Janus Aspen Balanced Subaccount......................   25.18
   Life of Subaccount (from 09/13/95)................                 96,833        142.08       22.82        22.80
   Life of Portfolio (from 09/14/93).................                120,329        200.60       19.09          N/A
   Five Years........................................                113,078        182.70       23.10          N/A
   Three Years.......................................                 80,029        100.07       26.01        25.98
   One Year..........................................                 50,071         25.18       25.18        25.13
Fidelity VIP Equity-Income Subaccount................    5.02
   Life of Subaccount (from 05/01/96)................                 62,669         56.67       13.02        12.99
   Life of Portfolio (from 10/09/86).................                186,387        365.97       12.33          N/A
   Ten Years.........................................                136,684        241.71       13.07          N/A
   Five Years........................................                 88,132        120.33       17.12          N/A
   Three Years.......................................                 58,573         46.43       13.56        13.52
   One Year..........................................                 42,007          5.02        5.02         4.97
Fidelity VIP Growth Subaccount.......................   35.72
   Life of Subaccount (from 05/01/96)................                 94,405        136.01       26.37        26.35
   Life of Portfolio (from 10/09/86).................                328,467        721.17       17.24          N/A
   Ten Years.........................................                215,693        441.73       18.40          N/A
   Five Years........................................                137,919        244.80       28.09          N/A
   Three Years.......................................                 91,146        127.87       31.59        31.56
   One Year..........................................                 54,288         35.72       35.72        35.68
Fidelity VIP II Index 500 Subaccount(8)..............   19.02
   Life of Subaccount (from 05/01/96)................                 89,902        124.75       24.70        24.68
   Life of Portfolio (from 08/27/92).................                148,437        271.09       19.54          N/A
   Five Years........................................                129,764        224.41       26.54          N/A
   Three Years.......................................                 79,027         97.57       25.48        25.45
   One Year..........................................                 47,606         19.02       19.02        18.97
Fidelity VIP Contrafund Subaccount...................   22.71
   Life of Subaccount (from 05/01/96)................                 86,120        115.30       23.25        23.22
   Life of Portfolio (from 01/03/95).................                127,448        218.62       26.11          N/A
   Three Years.......................................                 77,208         93.02       24.51        24.48
   One Year..........................................                 49,083         22.71       22.71        22.66
American Century VP Income & Growth Subaccount.......     N/A
   Life of Subaccount (from 05/03/99)................                    N/A           N/A         N/A          N/A
   Life of Portfolio (from 10/30/97).................                 62,847         57.12       23.15          N/A
   One Year..........................................                 46,625         16.56       16.56          N/A
American Century VP Value Subaccount.................     N/A
   Life of Subaccount (from 05/03/99)................                    N/A           N/A         N/A          N/A
   Life of Portfolio (from 05/01/96).................                 56,227         40.57        9.73          N/A
   Three Years.......................................                 50,493         26.23        8.08          N/A
   One Year..........................................                 39,170         -2.07       -2.07          N/A
J.P. Morgan Small Company Subaccount.................     N/A
   Life of Subaccount (from 05/03/99)................                    N/A           N/A         N/A          N/A
   Life of Portfolio (from 12/31/94).................                 96,188        140.47       19.18          N/A
   Five Years........................................                 96,188        140.47       19.18          N/A
   Three Years.......................................                 64,101         60.25       17.02          N/A
   One Year..........................................                 57,032         42.58       42.58          N/A
Warburg Pincus Emerging Markets Subaccount(5)........   79.02
   Life of Subaccount (from 05/01/98)................                 49,035         22.59       12.98        12.94
   Life of Portfolio (from 12/31/97).................                 58,473         46.18       20.91          N/A
   One Year..........................................                 71,609         79.02       79.02        78.98
Dreyfus Socially Responsible Growth Subaccount.......     N/A
   Life of Subaccount (from 05/03/99)................                    N/A           N/A         N/A          N/A
   Life of Portfolio (from 10/07/93).................                142,048        255.12       22.54          N/A
   Five Years........................................                132,440        231.10       27.05          N/A
   Three Years.......................................                 83,275        108.19       27.69          N/A
   One Year..........................................                 51,389         28.47       28.47          N/A

PERFORMANCE FIGURES--NOTES

*    N/A Not Applicable

(1) The Nonstandardized Total Return figures quoted are based on a hypothetical $40,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract except any charge for applicable premium taxes which may be imposed in certain states and a prorated portion of the Records Maintenance Charge. The Nonstandardized Total Return figures do not reflect the current charge for the MIAA program, the Guaranteed Minimum Death Benefit rider, the Earnings Based Death Benefit rider and the Guaranteed Retirement Income Benefit rider. If such charges were reflected, Nonstandardized Total Return would be lower.

(2) The Standardized Average Annual Total Return figures quoted are based on a hypothetical $1,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract including a prorated portion of the Records Maintenance Charge. Premium taxes are not reflected. The Standardized Average Annual Total Return figures do not reflect the current charge for the MIAA program, the Guaranteed Minimum Death Benefit rider, the Earnings Based Death Benefit rider and the Guaranteed Retirement Income Benefit rider. If such charges were reflected, Standardized Average Annual Total Return would be lower.

(3) The Year to Date percentage return figures quoted are based on the change in unit values for the period January 1, 2000 through December 31, 2000.

(4) The Ending Values quoted are based on a $40,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract except any charge for applicable premium taxes which may be imposed in certain states.

(5) There are special risks associated with investing in non-U.S. companies, including fluctuating foreign currency exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect portfolio securities.

(6) The high yield potential offered by this Subaccount reflects the substantial risks associated with investments in high-yield bonds.

(7) An investment in the Kemper Money Market Subaccount is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Kemper Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

(8)  Returns are based on historical results for Initial Class Shares.

APPENDIX B

STATE PREMIUM TAX CHART

                                                                                                     Rate of Tax
                                                                                                     -----------
                                                                                                Qualified   Non-Qualified
                State                                                                             Plans         Plans
                -----                                                                             -----         -----
California...................................................................................       .50%         2.35%*
Kentucky.....................................................................................      2.00%*        2.00%*
Maine........................................................................................      -.-           2.00%
Nevada.......................................................................................      -.-           3.50%*
South Dakota.................................................................................      -.-           1.25%
West Virginia................................................................................      1.00%         1.00%
Wyoming......................................................................................      -.-           1.00%

* Taxes become due when annuity benefits commence, rather than when the premiums are collected. At the time of annuitization, the premium tax payable will be charged against the Contract Value.

                                    PART C

                               OTHER INFORMATION


Item 24. Financial Statements and Exhibits

(a)  Financial Statements: [TO BE UPDATED BY AMENDMENT]


(b)  Exhibits:

                    (3)1.1 A copy of resolution of the Board of Directors of Kemper Investors Life Insurance Company dated September 13, 1977.

                    (3)1.2 A copy of Record of Action of Kemper Investors Life Insurance Company dated April 15, 1983.

                    2.        Not Applicable.

                    (2)3.1 Distribution Agreement between Investors Brokerage Services, Inc. and KILICO.

                    (1)3.2 Addendum to Kemper Financial Services, Inc. Selling Group Agreement.

                    (20)4.1 Form of Group Variable and Market Value Adjusted Annuity Contract.

                    (20)4.2 Form of Certificate to Variable and Market Value Adjusted Annuity Contract.

                    (20)4.3 Form of Individual Variable and Market Value Adjusted Annuity Contract.

                    (20)4.4   Unisex Rider.

                    (20)4.5   Qualified Plan Rider.

                    4.6       Form of Guaranteed Minimum Death Benefit
                              Rider

                    4.7       Form of Earnings Based Death Benefit Rider

                    4.8       Form of Guaranteed Retirement Income Benefit
                              Rider

                    (20)5.1   Form of Group Master Application.

                    (20)5.2   Form of Variable Annuity Application.

                    (2)6.1 Kemper Investors Life Insurance Company Articles of Incorporation.

                    (4)6.2    Kemper Investors Life Insurance Company Bylaws.

                    7.        Not Applicable.

                    (7)8.1 Fund Participation Agreement among KILICO, Kemper Investors Fund (now known as Kemper Variable Series), Zurich Kemper Investments, Inc. and Kemper Distributors, Inc.

                    (6)8.2(a) Participation Agreement between KILICO and Scudder
                              Variable Life Investment Fund.

                    (6)8.2(b) Participating Contract and Policy Agreement
                              between KILICO and Scudder Kemper Investments,
                              Inc.

                    (6)8.2(c) Indemnification Agreement between KILICO and
                              Scudder Kemper Investments, Inc.

                    (5)8.3(a) Fund Participation Agreement by and among The
                              Alger American Fund, KILICO and Fred Alger &
                              Company, Incorporated.

                    (5)8.3(b) Service Agreement between Fred Alger Management,
                              Inc. and KILICO (redacted).

                    (8)8.4(a) Fund Participation Agreement among KILICO,
                              Fidelity Variable Insurance Products Fund and Fidelity Distributors Corporation.

                    (9)8.4(b) Third Amendment to Fund Participation Agreement
                              among KILICO, Fidelity Variable Insurance Products Fund and Fidelity Distributors Corporation.

                    (8)8.4(c) Fund Participation Agreement among KILICO,
                              Fidelity Variable Insurance Products Fund II and Fidelity Distributors Corporation.

                    (10)8.4(d)Amendment to Fund Participation Agreement
                              KILICO, Fidelity Variable Insurance Products Fund II and Fidelity Distributors Corporation.

                    (11)8.5(a) Fund Participation Agreement among KILICO, Janus
                               Aspen Series and Janus Capital Corporation.

                    (12)8.5(b) Service Agreement between KILICO and Janus
                               Capital Corporation.

                    (15)8.6 Fund Participation Agreement by and between KILICO and American Century Investment Management, Inc.

                    (16)8.7 Fund Participation Agreement between KILICO and J.P. Morgan Series Trust II.

                    (7)8.8(a) Participation Agreement By and Among KILICO and Warburg, Pincus Trust and Credit Suisse Asset Management, LLC (successor to Warburg Pincus Asset Management, Inc.) and Credit Suisse Asset Management Securities, Inc. (f/k/a Counsellors Securities Inc.).

                    (14)8.8(b) Service Agreement between Credit Suisse Asset
                               Management, LLC (successor to Warburg Pincus
                               Asset Management, Inc.) and Federal Kemper Life Assurance Company and KILICO.

                    (17)8.8(c) Restatement of Participation Agreement among
                               Counsellors Securities Inc., Warburg Pincus Asset Management, Inc. and/or the Warburg Pincus Funds and KILICO.

                    (13)8.9(a) Fund Participation Agreement between KILICO and
                               The Dreyfus Socially Responsible Growth Fund,
                               Inc.

                    (5)8.9(b) November 1, 1999 Amendment to Fund Participation Agreement between KILICO and The Dreyfus Socially Responsible Growth Fund, Inc.

                    (5)8.9(c) Administrative Services Agreement by and between The Dreyfus Corporation and KILICO
                               (redacted).

                    (5)8.9(d) November 1, 1999 Amendment to Administrative Services Agreement by and between The Dreyfus Corporation and KILICO (redacted).

                    9.         Opinion and Consent of Counsel.

                    10. Consents of PricewaterhouseCoopers LLP, Independent Accountants. [TO BE FILED BY AMENDMENT]

                    11.        Not Applicable.

                    12.        Not Applicable.

                    13. Schedules for Computation of Performance Information.[To be filed by Amendment}

                    (16)14.    Organizational Chart.

                    (18)16.1 Schedule III: Supplementary Insurance Information (years ended December 31, 2000 and 1999).

                    (18)16.2   Schedule IV: Reinsurance (year ended December 31,
                               2000).

                    (19)16.3   Schedule IV: Reinsurance (year ended December 31,
                               1999).

                    (6)16.4    Schedule IV: Reinsurance (year ended December 31,
                               1998).

                    (18)16.5 Schedule V: Valuation and qualifying accounts (year ended December 31, 2000).

                    (19)16.6 Schedule V: Valuation and qualifying accounts (year ended December 31, 1999).

                    (6)16.7 Schedule V: Valuation and qualifying accounts (year ended December 31, 1998).

----------

      (1) Incorporated herein by reference to Exhibits filed with Amendment No. 32 to the Registration Statement on Form N-4 for KILICO Variable Annuity Separate Account (File No. 811-3199) filed on or about April 27, 1995.

      (2) Incorporated herein by reference to Exhibits filed with the Registration Statement on Form S-1 for KILICO (File No. 333-02491) filed on or about April 12, 1996.

      (3) Incorporated herein by reference to Exhibits filed with the Registration Statement on Form N-4 for KILICO (File No. 333-22375) filed on or about February 26, 1997.

      (4) Incorporated herein by reference to Amendment No. 2 to the Registration Statement on Form S-1 for KILICO (File No. 333-02491) filed on or about April 23, 1997.

      (5) Incorporated herein by reference to Amendment No. 6 to the Registration Statement on Form S-1 (File No. 333-22389) filed on or about April 17, 2000.

      (6) Incorporated herein by reference to Amendment No. 5 to the Registration Statement on Form S-1 (File No. 333-22389) filed on or about April 20, 1999.

      (7) Incorporated herein by reference to Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-22389) filed on or about April 8, 1998.

      (8) Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 26, 1996.

      (9) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-88845) filed on or about December 29, 1999.

      (10) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 (File No. 33-65399) filed on or about April 23, 1999.

      (11) Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about September 14, 1995.

      (12) Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 28, 1997.

      (13) Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 28, 1999.

      (14) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of FKLA Variable Separate Account on Form S-6 (File No. 33-79808) filed on or about April 30, 1997.

      (15) Incorporated herein by reference to the Initial Registration Statement on Form S-1 (File No. 333-32840) filed on or about March 20, 2000.

      (16) Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 26, 2000.

      (17) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (File No. 333-22375) filed on or about September 14, 1999.

      (18) Incorporated herein by reference to Form 10-K for Kemper Investors Life Insurance Company for fiscal year ended December 31, 1999 filed on or about March 29, 2000.

      (19) Incorporated herein by reference to Amendment No. 4 to the Registration Statement on Form S-1 (File No. 333-02491) filed on or about April 20, 1999.

      (20) Incorporated herein by reference to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-32632) filed on or about June 21, 2000.

Item 25. Directors and Officers of Kemper Investors Life Insurance Company

      The directors and officers of KILICO are listed below together with their current positions. The address of each officer and director is 1 Kemper Drive, Long Grove, Illinois 60049.

                                             Office with KILICO
                             -----------------------------------------------------
               Name
      Gale K. Caruso         President, Chief Executive Officer and Director
      Frederick L. Blackmon  Executive Vice President, Chief Financial Officer and
                             Director
      Edward L. Robbins      Executive Vice President and Chief Actuary
      James E. Hohmann       Executive Vice President and Director
      Martin D. Feinstein    Chairman of the Board and Director
      Eliane C. Frye         Executive Vice President and Director
      Debra P. Rezabek       Executive Vice President, General Counsel and Corporate
                             Secretary and Director
      James C. Harkensee     Executive Vice President
      Edward K. Loughridge   Executive Vice President and Corporate Development
                             Officer
      George Vlaisavljevich  Executive Vice President
      Russell M. Bostick     Executive Vice President and Chief Information
                             Officer
      Ivor K.H. Tham         Executive Vice President

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

      See Exhibit 14 for organizational charts of persons under common control with Kemper Investors Life Insurance Company.

      Investors Brokerage Services, Inc. and Investors Brokerage Services Insurance Agency, Inc., Delaware corporations, are wholly owned subsidiaries of KILICO.


Item 27. Number of Contract Owners


     As of January 31, 2001, the Registrant had approximately 19 qualified and 20 non-qualified Contract Owners.


Item 28. Indemnification

      To the extent permitted by law of the State of Illinois and subject to all applicable requirements thereof, Article VI of the By-Laws of Kemper Investors Life Insurance Company ("KILICO") provides for the indemnification of any person against all expenses (including attorneys fees), judgments, fines, amounts paid in settlement and other costs actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in which he is a party or is threatened to be made a party by reason of his being or having been a director, officer, employee or agent of KILICO, or serving or having served, at the request of KILICO, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or o ther enterprise, or by reason of his holding a fiduciary position in connection with the management or administration of retirement, pension, profit sharing or other benefit plans including, but not limited to, any fiduciary liability under the Employee Retirement Income Security Act of 1974 and any amendment thereof, if he acted in good faith and in a manner he reasonably believed to be in and not opposed to the best interests of KILICO, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

    The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that he did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of KILICO, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. No indemnification shall be made in respect of any claim, issue or matter as to which a director or officer shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, employees or agents of KILICO pursuant to the foregoing provisions, or otherwise, KILICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by KILICO of expenses incurred or paid by a director, officer, employee or agent of KILICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer, employee or agent of KILICO in connection with variable annuity contracts, KILICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by KILICO is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 29.(a) Principal Underwriter

      Investors Brokerage Services, Inc. acts as principal underwriter for KILICO Variable Annuity Separate Account, KILICO Variable Separate Account, Kemper Investors Life Insurance Company Variable Annuity Account C and FKLA Variable Separate Account.

Item 29.(b) Information Regarding Principal Underwriter, Investors Brokerage Services, Inc

      The address of each officer is 1 Kemper Drive, Long Grove, IL 60049.

                    Name and Principal            Position and Offices
                    Business Address               with Underwriter
                  -------------------            ---------------------
                    Gale K. Caruso..........     Chairman and Director
                    Michael E. Scherrman....     President and Director
                    David S. Jorgensen......     Vice President and Treasurer
                    Thomas K. Walsh.........     Assistant Vice President
                    Debra P. Rezabek........     Secretary
                    Frank J. Julian.........     Assistant Secretary
                    Allen R. Reed...........     Assistant Secretary
                    Eliane C. Frye..........     Director
                    George Vlaisavljevich...     Director

Item 29.(c)

      Not Applicable.

Item 30. Location of Accounts and Records

          Accounts, books and other documents required to be maintained by
     Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Kemper Investors Life Insurance Company at its home office at 1 Kemper Drive, Long Grove, Illinois 60049 or at Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606-5808.

Item 31. Management Services


  Not Applicable

Item 32. Undertakings and Representations


          a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

          b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or
     (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

          c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

Representation Regarding Fees and Charges Pursuant to Section 26 of the Investment Company Act of 1940

          Kemper Investors Life Insurance Company ("KILICO") represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by KILICO.

Representation Regarding Contracts Issued to Participants of Tax-Sheltered Annuity Programs

          KILICO, depositor and sponsor of Registrant, KILICO Variable Annuity Separate Account (the "Separate Account"), and Investors Brokerage Services, Inc. ("IBS"), the principal underwriter of the Group Flexible Premium Modified Guaranteed, Fixed and Variable Deferred Annuity Contracts (the "Contracts") issued by Registrant, will issue the Contracts to participants in IRC 403(b) Tax-Sheltered Annuity Programs in reliance upon, and in compliance with, the no-action letter dated November 28, 1988 to American Council of Life Insurance. In connection therewith, KILICO, the Separate Account and IBS represent that they will:

          1. Include appropriate disclosure regarding the restrictions on redemptions imposed by IRC Section 403(b)(11) in each registration statement, including the Prospectus, used in connection with IRC 403(b) Tax-Sheltered Annuity Programs;

              Include appropriate disclosure regarding the restrictions on redemptions imposed by IRC Section 403(b)(11) in any sales literature used in connection with the offer of Contracts to 403(b) participants;

          3. Instruct salespeople who solicit participants to purchase Contracts specifically to bring the restrictions on redemption imposed by 403(b)(11) to the attention of potential participants; and

Obtain from each participant who purchases an IRC Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by IRC Section 403(b) and the investment alternatives available under the employer's IRC Section 403(b) arrangement, to which the participant may elect to transfer his or her contract value.

SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, KILICO Variable Annuity Separate Account has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Long Grove and State of Illinois on the 2nd day of March 2001.

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT
(Registrant)
By: Kemper Investors Life Insurance Company

                            BY: /s/ GALE K. CARUSO
--------------------------------------------------------------------------------
                                Gale K. Caruso,
                     President and Chief Executive Officer

KEMPER INVESTORS LIFE INSURANCE COMPANY
(Depositor)

                            BY: /s/ GALE K. CARUSO
--------------------------------------------------------------------------------
                                Gale K. Caruso,
                     President and Chief Executive Officer

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following directors and principal officers of Kemper Investors Life Insurance Company in the capacities indicated on the 2nd day of March 2001.

                               Signature                                        Title
               ----------------------------------------       -----------------------------------------------
               /s/ GALE K. CARUSO                             President, Chief Executive Officer and Director
               ---------------------------------------        (Principal Executive Officer)
               Gale K. Caruso

               /s/ MARTIN D. FEINSTEIN                        Chairman of Board and Director
               ---------------------------------------
               Martin D. Feinstein

               /s/ FREDERICK L. BLACKMON                      Executive  Vice President, Chief Financial Officer and Director
               ---------------------------------------        (Principal Financial Officer and
               Frederick L. Blackmon                          Principal Accounting Officer)

               /s/ ELIANE C. FRYE                             Director
               ---------------------------------------
               Eliane C. Frye

               /s/ JAMES E. HOHMANN                           Director
               ---------------------------------------
               James E. Hohmann

               /s/ DEBRA P. REZABEK                           Director
               ---------------------------------------
               Debra P. Rezabek

                                 EXHIBIT INDEX


4.6      Form of Guaranteed Minimum Death Benefit Rider
4.7      Form of Earnings Based Death Benefit Rider
4.8      Form of Guaranteed Retirement Income Benefit Rider
9.       Opinion and Consent of Counsel